U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No.	__

Post-Effective Amendment No.	41

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No.	43

(Check appropriate box or boxes)

HUSSMAN INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

6021 University Boulevard, Suite 490

Ellicott City, Maryland 21043

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (513) 587-3400

Jennifer Merchant

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

/ /	immediately upon filing pursuant to paragraph (b)
/ X /	on November 1, 2025 pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a) (1)
/ /	on (date) pursuant to paragraph (a) (1)
/ /	75 days after filing pursuant to paragraph (a) (2)
/ /	on (date) pursuant to paragraph (a) (2) of Rule 485(b)

If appropriate, check the following box:

/ /	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

HUSSMAN STRATEGIC MARKET CYCLE FUND

TICKER SYMBOL: HSGFX

The Fund seeks to achieve long-term capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions. It pursues this objective by investing primarily in common stocks and using hedging strategies to vary the exposure of the Fund to general market fluctuations.

HUSSMAN INVESTMENT TRUST
PROSPECTUS: NOVEMBER 1, 2025

For information or assistance in opening an account, please call toll-free
1-800-HUSSMAN (1-800-487-7626)

This Prospectus has information about the Fund that you should know before you invest. You should read it carefully and keep it with your investment records. Although these securities have been registered with the Securities and Exchange Commission (the “Commission”), the Commission has not approved or disapproved the Fund’s shares or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Risk/Return Summary
What is the Fund’s Investment Objective?	1
What are the Fund’s Fees and Expenses?	1
What are the Fund’s Principal Investment Strategies?	2
What are the Principal Risks of Investing in the Fund?	5
What has Been the Fund’s Performance History?	9
Management of the Fund	10
Purchase and Sale of Fund Shares	10
Tax Information	11
Payments to Broker-Dealers and Other Financial Intermediaries	11
Investment Objective, Strategies and Related Risks	12
Fund Management	23
How the Fund Values Its Shares	25
How to Buy Shares	26
How to Exchange Shares	32
How to Redeem Shares	33
Dividends, Distributions and Taxes	38
Financial Highlights	39
For More Information	41

Hussman Strategic Market Cycle Fund

Risk/Return Summary

What is the Fund’s Investment Objective?

HUSSMAN STRATEGIC MARKET CYCLE FUND (the “Fund”) seeks to achieve long-term capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions.

What are the Fund’s Fees and Expenses?

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Wire Transfer Fee	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Distribution (12b-1) Fees	None
Other Expenses	0.28%
Acquired Fund Fees and Expenses	0.08%(1)
Total Annual Fund Operating Expenses	1.26%(2)
Less: Fee Waiver	0.03%
Total Annual Fund Operating Expenses After Waiver	1.23%(3)

(1)	Acquired Fund Fees and Expenses represent fees and expenses incurred indirectly by the Fund on investments in shares of money market mutual funds or exchange-traded funds.
(2)

Total Annual Fund Operating Expenses will differ from the Fund’s ratio of total expenses to average net assets as presented in the Fund’s Financial Highlights because the operating expenses of the Fund as presented in the Financial Highlights do not include Acquired Fund Fees and Expenses.

(3)

The investment adviser has contractually agreed that, until November 1, 2026, it will waive its investment advisory fees and/or absorb or reimburse other Fund operating expenses to the extent necessary to limit the Fund’s annual operating expenses (excluding Acquired Fund Fees and Expenses, brokerage commissions, taxes, interest expense and any extraordinary expenses) to an amount not exceeding 1.15% of the Fund’s average daily net assets. Under the terms of this agreement, the Fund is obligated to reimburse the investment adviser the amount of advisory fees previously waived and Fund expenses previously absorbed or reimbursed by the investment adviser for a period of three years from the date such fees or expenses were waived, absorbed or reimbursed, but only if such reimbursement does not cause the Fund’s operating expenses (after reimbursement by the Fund is taken into account) to exceed the lesser of: (i) the expense limitation in effect at the time such fees and expenses were waived, absorbed or reimbursed by the investment adviser; and (ii) the expense limitation in effect at the time the investment adviser seeks reimbursement. This agreement may not be terminated by the investment adviser without the approval of the Board of Trustees of the Trust. The investment adviser may agree to continue after November 1, 2026 the current arrangement to limit the Fund’s expenses or to implement a similar arrangement, but it is not obligated to do so.

1

Risk/Return Summary (continued)

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as shown in the preceding table. The Example also takes into account that the investment adviser’s contractual agreement to waive its investment advisory fees and/or to absorb or reimburse Fund expenses remains in effect only until November 1, 2026. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$125	$397	$689	$1,520

Portfolio Turnover

The Fund incurs transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will result in higher transaction costs for the Fund and may also result in higher taxes for shareholders who hold Fund shares in taxable accounts. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 470% of the average value of its portfolio.

What are the Fund’s Principal Investment Strategies?

The Fund will typically be fully invested in common stocks favored by Hussman Strategic Advisors, Inc., the Fund’s investment adviser, except for modest cash balances arising in connection with the Fund’s day-to-day operations and proceeds from options written by the Fund to hedge its equity investments. When market conditions are unfavorable in the view of the investment adviser, the Fund may use options and index futures, as well as other hedging strategies, to reduce the exposure of the Fund’s stock portfolio to the impact of general market fluctuations. When market conditions are favorable in the view of the investment adviser, the Fund may use options to increase its exposure to the impact of general market fluctuations.

In general, the stock selection approach of the investment adviser focuses on securities demonstrating favorable valuations and/or market action. The primary consideration used by the investment adviser in assessing a stock’s valuation is the relationship between its current market price and the present value of estimated expected future cash flows per share. Other valuation measures, such as the current

2	Hussman Strategic Market Cycle Fund

Risk/Return Summary (continued)

dividend yield, and ratios of stock price to earnings and stock price to revenue, are also analyzed in relation to expected future growth of cash flows in an attempt to measure underlying value and the potential for long-term returns. Additional considerations include measures of financial stability such as variations in profit margins and balance sheet indicators. The analysis of market action includes measurements of price behavior and trading volume. The investment adviser believes that strength in these measures is often a reflection of improving business prospects and the potential for earnings surprises above consensus estimates, which can result in increases in stock prices. In the implementation of the Fund’s investment strategy, the Adviser attempts to use day-to-day market fluctuations opportunistically, often using short-term weakness to purchase securities highly ranked based on the Adviser’s investment discipline, and using short-term strength to sell lower-ranked holdings. While the resulting transactions are made in consideration of their expected impact on long-term after-tax returns, greater frequency of such opportunities, as viewed by the Adviser, may be associated with increased portfolio turnover.

The investment adviser believes that market return/risk characteristics differ significantly across varying market conditions. The investment strategy attempts to vary the Fund’s sensitivity to market fluctuations in response to measurable, observable market conditions as they change over time. The two most important dimensions considered by the investment adviser are “valuation” and “market action.” In the analysis of overall market conditions, valuation considers the relationship of major stock indices to the stream of earnings, dividends and cash flows expected in the future in an attempt to measure the underlying value of stocks and the long-term returns implied by their current market prices. Market action considers the behavior of a wide range of securities and industry groups, in an attempt to assess the economic outlook of investors and their willingness to accept market risk. In addition, the investment adviser evaluates economic conditions, investor sentiment, interest rates, credit-sensitive indicators and other factors in an attempt to classify prevailing market conditions with historically similar instances.

Historically, different combinations of valuation, market action and other factors have been accompanied by significantly different stock market performance in terms of return/risk. The investment adviser expects to intentionally “leverage” or increase the stock market exposure of the Fund in environments where the expected return from market risk is believed to be high, and may reduce or “hedge” the exposure of the Fund’s stock portfolio to the impact of general market fluctuations in environments where the expected return from market risk is believed to be unfavorable. The Fund’s strategy is focused on navigating investment environments over complete “market cycles” comprising periods of significantly advancing and declining stock prices and valuations.

3

Risk/Return Summary (continued)

Specific strategies for “leveraging” or increasing stock market exposure may include buying call options on individual stocks or market indices and writing put options on stocks which the Fund seeks to own. The Fund’s equity market exposure through a combination of stock holdings and the notional value of options is not expected to exceed 150% of its net assets, with up to 100% of net assets representing unhedged equity positions. When the Fund is in its most aggressive stance, the share price of the Fund could be expected to fluctuate up to 1½ times as much as it would if the Fund had not leveraged its portfolio. The Fund may, at times, establish gross exposure in excess of net assets through a combination of equity positions and offsetting hedges, such as short index options or long index puts. This differs from unhedged leverage, in that the additional gross exposure is paired with hedge positions intended to mitigate market risk.

The principal strategies used for reducing or “hedging” market exposure include buying put options on individual stocks or stock indices, writing covered call options on stocks which the Fund owns or call options on stock indices, and establishing short futures positions or option combinations (such as simultaneously writing call options and purchasing put options) on one or more stock indices considered by the investment adviser to be correlated with the Fund’s portfolio. The Fund may use these strategies to hedge up to 100% of the value of the stocks that it owns. However, the Fund may experience a loss even when the entire value of its stock portfolio is hedged if the returns of the stocks held by the Fund do not exceed the returns of the securities and financial instruments used to hedge, or if the exercise prices of the Fund’s call and put options differ, so that the combined loss on these options during a market advance exceeds the gain on the underlying stock index.

To the extent the Fund establishes leveraged and hedged investment positions as part of its investment program, its investment performance may deviate significantly from the performance of major stock indices for substantial portions of a market cycle. When market conditions are favorable in the view of the investment adviser, the use of options to increase the Fund’s market exposure may amplify the sensitivity of the Fund’s returns to general market fluctuations for meaningful periods of time, and the Fund may experience a net loss of time-value on purchased options. When market conditions are unfavorable in the view of the investment adviser, the Fund may experience limited, zero, or possibly negative correlation with general market fluctuations for meaningful periods of time, and may experience a net loss of time-value on purchased options.

The choice of stock indices and instruments used for hedging is based on a consideration of the securities held in the Fund’s portfolio from time to time, and the availability and liquidity of futures, options and other instruments on such indices. The primary intent of the Fund’s hedging strategy is to reduce the impact of general market

4	Hussman Strategic Market Cycle Fund

Risk/Return Summary (continued)

fluctuations when stock market conditions generally are viewed by the investment adviser as unfavorable. The Fund generally hedges using indices that are correlated, though perhaps imperfectly, with the stocks owned by the Fund. These may include indices of U.S. stocks such as the Standard & Poor’s 500® Index.

The portion of the Fund’s net assets invested at any given time in securities of issuers engaged in industries within a particular business sector may be affected by valuation considerations and other investment characteristics of that sector. As a result, the Fund’s investments in various business sectors generally will change over time, and a significant allocation to any particular sector does not represent an investment policy or investment strategy to invest in that sector.

There are no restrictions as to the market capitalizations of companies in which the Fund invests. However, the Fund invests primarily in stocks that are listed or trade on the New York Stock Exchange, the American Stock Exchange or the NASDAQ Stock Market. The Fund generally invests in stocks of companies with market capitalizations in excess of $500 million, although it may invest a portion of its assets in the stocks of companies having smaller market capitalizations, which involves different risks than larger capitalization investments.

Because the S&P 500® Index is perhaps the most widely recognized index of U.S. common stocks, as well as a widely used benchmark for growth-oriented investors, it is believed to be an appropriate broad-based securities market index against which to compare the Fund’s long-term investment performance. However, the Fund may invest in securities that are not included in the S&P 500® Index, and may vary its exposure to market fluctuations depending on the investment adviser’s view of market conditions. As a result, the Fund’s investment returns may differ from the performance of major stock market indices for meaningful periods of time.

What are the Principal Risks of Investing in the Fund?

Shares of the Fund may fall in value and there is a risk that you could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective. Due to the investment program employed by the Fund and the types of securities in which it invests, the Fund is designed for investors who are investing for the long term.

Risks of Common Stocks

General movements in the stock market will affect the prices of the common stocks in which the Fund invests and thus, the Fund’s share price, on a daily basis. Significant declines are possible both in the overall stock market and in the prices of specific securities held by the Fund.

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Risk/Return Summary (continued)

The values of common stocks can fluctuate significantly, reflecting such things as the business performance of the issuing company, political events, decisions by the Federal Reserve, or general economic conditions. The value of an individual stock may fluctuate due to conditions that are not specifically related to the particular company, such as investor perceptions of the company or its industry, confidence (or a lack of confidence), or real or perceived adverse market or political conditions. Investor perceptions may be based on various unpredictable factors, including expectations on government, economic or fiscal policies, inflation, economic expansion and global or regional political or economic expectations. Local, regional or global events such as war, acts of terrorism, government defaults or shutdowns, natural or environmental disasters, the spread of infectious illness or other public health issues, high inflation, recessions, the imposition of tariffs, re-negotiated trade agreements or retaliatory measures, or other events could also have a significant adverse impact on the Fund and the value of its investments.

The ongoing effects of high inflation have resulted in lower purchasing power and slower global growth, while the recent efforts by the U.S. government to re-negotiate many of its global trade relationships and impose significant import tariffs has led to market declines and volatility, supply chain disruptions, and impacted the financial performance of companies in export-driven industries or those dependent on cross-border inputs. In recent months, the U.S. government has taken steps to revise certain trade relationships and impose tariffs on specific goods, which has, in turn, triggered reciprocal measures from trading partners. The risks associated with tensions or open conflict between nations, the precarious strategic competitive relationship between the U.S. and China, or political dysfunction within some nations that are global economic powers, could affect the economies of many nations, including the U.S. Political conditions, including internal political discord, large expansion of government deficits and debt, routine elections, and government policy changes, may affect investor and consumer confidence, and adversely impact the financial markets. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests.

Portfolio Management Risks

The success of the Fund’s investment program depends largely on the investment adviser’s skill in assessing the potential returns of securities in which the Fund invests and the ability of the investment adviser to classify prevailing market conditions with those historical instances having the greatest similarity. The investment adviser’s classification of prevailing market conditions may not account for every possible factor, and some factors may be deemed more significant than others. Because the Fund’s

6	Hussman Strategic Market Cycle Fund

Risk/Return Summary (continued)

investment position at any given time will vary depending on the investment adviser’s assessment of current conditions in the stock market, the investment return and share price of the Fund may fluctuate or deviate from overall market returns to a greater degree than would be the case for funds that do not employ strategies similar to those employed by the Fund. The Fund’s investment program also depends upon the investment adviser’s use of hedging strategies to vary the Fund’s exposure to general market fluctuations over the course of the market cycle, and there is no assurance that these strategies will be successful. The use of hedging strategies may adversely impact the investment performance of the Fund, particularly during times when the market advances despite market conditions that are unfavorable in the view of the investment adviser. For example, if the Fund has taken a defensive posture by hedging all or a portion of its positions to reduce the sensitivity of its portfolio to stock market fluctuations, and the market advances, the return to investors in the Fund will be lower than if the portfolio had maintained a larger exposure to the market. Alternatively, if the Fund has increased the sensitivity of its portfolio to stock market fluctuations, the Fund will experience a larger loss in the event of a market decline.

Market Capitalization and Sector Risks

The Fund may invest a portion of its assets in the stocks of companies having smaller market capitalizations, including mid-cap and small-cap stocks. The stocks of these companies often have less liquidity than the stocks of larger companies and these companies frequently have less management depth, narrower market penetrations, less diverse product lines, and fewer resources than larger companies. Due to these and other factors, stocks of smaller companies may be more susceptible to market downturns and other events, and their prices may be more volatile than stock prices of larger companies.

From time to time the Fund may maintain weightings in particular business sectors that deviate significantly from the weightings of those sectors in broad-based market indices. At times when the Fund emphasizes investment in one or more particular business sectors, the value of its net assets will be more susceptible to financial, market or economic events affecting issuers and industries within those sectors than would be the case for mutual funds that do not emphasize investment in particular sectors. The value of an individual stock may fluctuate due to factors that affect a particular industry or industries, such as labor shortages, increased production costs or competitive conditions within an industry. This may increase the risk of loss associated with an investment in the Fund and increase the Fund’s share price volatility.

7

Risk/Return Summary (continued)

Hedging and Derivatives Risks

The Fund may hedge its investment exposure to stocks by purchasing put options on stock indices; by writing covered call options on stocks which the Fund owns; by writing call options on stock indices; or by establishing short futures positions or option combinations (such as simultaneously writing call options and purchasing put options) on one or more stock indices considered by the investment adviser to be correlated with the Fund’s portfolio of common stocks. To the extent the Fund hedges its investment positions as part of its investment program, the Fund may hold a significant amount of cash proceeds resulting from call options written, and its investment performance may deviate significantly from the performance of a passive investment portfolio of stocks for substantial portions of a market cycle. When market conditions are unfavorable in the view of the investment adviser and the Fund’s holdings are hedged, the Fund may not benefit from general advances in the stock market to the same extent as if the Fund was not hedged. Alternatively, if the Fund has leveraged a portion of the exposure of its portfolio in a climate that has historically been favorable for stocks and stock prices decline, the Fund may experience investment losses that are greater than if the Fund had not leveraged its exposure. When the Fund is in its most aggressive position, the share price of the Fund could be expected to fluctuate as much as 1½ times more than it would if the Fund had not leveraged its exposure to stocks. The Fund’s hedging strategy may also result in the investment performance of the Fund having limited correlation with the performance of the general stock market for meaningful periods of time.

The derivatives used by the Fund are subject to specific risks. When the Fund hedges by purchasing put options on stock indices, the Fund may incur a net loss of time value on the purchased options. When the Fund hedges by writing covered call options on stocks which the Fund owns, the Fund may not benefit from price advances in those stocks to the same extent that it would if the Fund had not employed hedging. When the Fund hedges its portfolio using short stock index futures or option combinations (such as simultaneously writing stock index call options and purchasing stock index put options), the Fund may incur a loss even when its portfolio is hedged if the returns on its positions in stocks do not exceed the returns of the securities and financial instruments used to hedge. This is known as “tracking risk” (or alternatively, “basis risk”).

The Fund does not invest solely in the securities that are included in any index or invest in business sectors in the same proportion as such sectors may be represented in any index. For this reason, the hedging strategies used by the Fund do not eliminate market risk or provide complete protection against adverse changes in the prices of individual securities or securities within particular business sectors. When options are owned by the Fund, it is possible that they may lose value over time, even if the prices of the securities underlying the options are unchanged.

8	Hussman Strategic Market Cycle Fund

Risk/Return Summary (continued)

What has Been the Fund’s Performance History?

The bar chart and performance table shown below provide some indication of the risks of investing in the Fund and variability of its returns. The bar chart shows changes in the Fund’s performance from year to year for each of the last 10 calendar years. The performance table shows how the Fund’s average annual total returns for 1, 5, and 10 years ended December 31, 2024 compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available on the Fund’s website at www.hussmanfunds.com or by calling 1-800-HUSSMAN (1-800-487-7626).

The Fund’s year-to-date return through September 30, 2025 is 9.49%.

During the periods shown in the bar chart, the highest return for a quarter was 13.11% during the quarter ended December 31, 2018 and the lowest return for a quarter was –7.36% during the quarter ended December 31, 2015.

9

Risk/Return Summary (continued)

Average Annual Total Returns for Periods Ended December 31, 2024

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

	One Year	Five Years	Ten Years
Return Before Taxes	-7.01%	1.96%	-3.67%
Return After Taxes on Distributions	-7.86%	1.52%	-3.97%
Return After Taxes on Distributions and Sale of Fund Shares	-3.89%	1.46%	-2.69%
S&P 500® INDEX (reflects no deduction for fees, expenses, or taxes)	25.02%	14.53%	13.10%

Management of the Fund

Investment Adviser

Hussman Strategic Advisors, Inc.

Portfolio Manager

John P. Hussman, Ph.D. is primarily responsible for the day-to-day management of the portfolio of the Fund. Dr. Hussman is the Chairman and President of Hussman Strategic Advisors, Inc. and has served as the portfolio manager of the Fund since its inception in July 2000.

Purchase and Sale of Fund Shares

Minimum Initial Investment – None

Minimum Subsequent Investment – None.

The Fund reserves the right to liquidate an account whose balance remains below $500 for a period of 12 months or more.

10	Hussman Strategic Market Cycle Fund

Risk/Return Summary (continued)

You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange is open for business. Transactions may be initiated by written request (The Hussman Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246), by telephone (1-800-HUSSMAN), through the Fund’s website (www.hussmanfunds.com.), or through your financial institution.

Tax Information

The Fund’s distributions are generally taxed as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or you are a tax-exempt investor. If you are investing through a tax-deferred arrangement, you may be taxed later when you withdraw money from your account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund (or the investment adviser) may pay the intermediary for various account-related or shareholder services the intermediary provides to the Fund or to its customers who invest in the Fund. These payments may create a conflict of interest on the part of the broker-dealer or other intermediary. Ask your salesperson or visit your financial intermediary’s website for more information.

11

Investment Objective, Strategies and Related Risks

INVESTMENT OBJECTIVE

The Fund seeks to achieve long-term capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions. It pursues this objective by investing primarily in common stocks and using hedging strategies to vary the exposure of the Fund to general market fluctuations. The Fund is designed for investors who want to participate in the stock market, and also want to reduce their exposure to general market fluctuations in conditions that have historically been unfavorable for stocks, in the view of the investment adviser.

PORTFOLIO MANAGEMENT PROCESS

Security Selection

Individual stocks purchased by the Fund are chosen from the universe of all stocks traded on the New York Stock Exchange, the American Stock Exchange, and the NASDAQ Stock Market. The investment adviser’s investment process emphasizes “bottom-up” security selection, focusing on an analysis of a company’s “fundamentals” – revenues, earnings, cash-flows, dividends, and assets and liabilities – coupled with an analysis of market action, including price behavior and trading volume.

The investment adviser’s stock selection approach generally seeks to identify securities which display one or more of the following: (1) favorable valuation, meaning a price which appears reasonable relative to revenues, earnings, cash-flows and dividends expected in the future; and (2) favorable market action as measured by factors such as price behavior and trading volume.

The investment adviser believes that the information contained in earnings, balance sheets and annual reports represents only a fraction of what is known about a given stock. The price behavior and trading volume of a stock may reveal additional information about what traders know. For example, positive earnings surprises are generally followed by price strength. However, such surprises are often preceded by price strength. In addition to using fundamental research on earnings and valuation, the investment adviser relies on statistical methods to infer as much information as possible from the behavior of individual stock prices.

The focus of this investment approach is to buy stocks of quality companies exhibiting attractive valuation and market action (price and volume behavior) which the investment adviser believes convey favorable information about the future prospects of such companies.

12	Hussman Strategic Market Cycle Fund	(800) HUSSMAN

Investment Objective, Strategies and Related Risks
(continued)

Evaluation of Market Conditions

Some risks are more rewarding than others. Rather than fully exposing the Fund to stock market risk at all times, the investment adviser attempts to reduce the risk of major capital loss during conditions that have historically been unfavorable for common stocks. In market conditions which the investment adviser identifies as involving high risk and low expected return per unit of risk, the Fund’s portfolio may be hedged by using stock index futures, options on stock indices or options on individual securities, or by effecting short sales of exchange traded funds (“ETFs”). In market conditions where average historical returns of common stocks have been near or below risk-free Treasury bill yields, the Fund’s portfolio may be fully hedged. The Fund will generally only be fully invested or leveraged when market conditions are favorable in the view of the investment adviser based on historical risk/return profiles.

The following discussion is intended to explain the general framework used by the investment adviser to assess whether market conditions are favorable or unfavorable. It should not be interpreted as an exhaustive account of the market analysis techniques used by the investment adviser. The investment adviser’s estimates of prospective market return and risk are based on historical data. There is no assurance that these return/risk profiles will have validity in the future or allow the investment adviser to correctly assess market conditions.

The investment adviser integrates a wide range of evidence to classify market conditions, with “valuation” and “market action” being the most important considerations. Valuation considers the stream of earnings, dividends and cash flows expected in the future in an attempt to measure the underlying value of stocks and the long-term returns implied by their actual prices. Market action considers the behavior of a wide range of securities and industry groups in an attempt to assess the economic outlook of investors and their willingness to accept market risk. In addition, the investment adviser assesses market action by evaluating economic conditions, investor sentiment, interest rates, credit-sensitive indicators and other factors in an attempt to classify prevailing market conditions with historically similar instances. Thus, market action gauges aspects of market behavior well beyond obvious trends of major stock market indices and also considers extremes in the duration and extent of prevailing trends. For this reason, market action may be graded as positive even when major stock indices have recently declined, and conversely, may be graded as negative even when major stock indices have recently advanced.

All of the investment conditions identified by the investment adviser are based on average profiles of expected market returns and risks. Thus, actual market returns may be positive or negative in any specific instance. The intent of the investment adviser’s approach is not to “predict” market direction. Rather, the intent of the approach is

13

Investment Objective, Strategies and Related Risks
(continued)

to classify prevailing investment conditions with those historical instances having the greatest similarity, and to accept those investment risks which have historically been compensated by high returns, on average, while attempting to systematically avoid those risks which have historically not been compensated.

The investment adviser believes that the strongest market returns generally occur when both valuations and market action are favorable. On a historical basis, much of the lowest risk, highest market returns have been associated with these conditions. Accordingly, this is a climate in which the Fund may establish an aggressive investment position, possibly including the use of leverage. Although historical stock market returns in such conditions generally have been above the norm, it is possible during any particular period that returns in such conditions may nonetheless be negative. The use of leverage during such a period could lead to a greater loss than if the Fund had not leveraged.

In contrast, the investment adviser believes that the most severe market losses generally occur when both valuations and market action are unfavorable. When both valuations and market action have been unfavorable, common stocks have historically generated poor returns, on average. Even so, it is possible that returns in these conditions may be positive during any particular period. The use of hedging during such a period could lead to a loss or a smaller gain than if the Fund had not hedged.

Although the classification of market conditions depends on a wide range of observable conditions, hedging and leverage are expected to be used to a lesser extent during intermediate conditions where either valuation or market action is favorable and the other is unfavorable.

INVESTMENT PRACTICES AND RISKS

A brief description of the Fund’s investments and the investment practices that the Fund may employ, together with a discussion of certain risks associated with those investments and practices, is provided below. The principal risks of investing in the Fund are disclosed above in the “Risk/Return Summary,” and should be considered before investing in the Fund. (The Statement of Additional Information (“SAI”) contains further details about particular types of investments, investment strategies and hedging techniques that may be utilized by the Fund, as well as their risks.)

Due to the investment program employed by the Fund and the types of securities in which it invests, the Fund is designed for investors who are investing for the long term. The investment adviser attempts to reduce risks by diversifying the Fund’s investments, by carefully researching securities before they are purchased, and by using hedging techniques when considered appropriate. However, adverse changes in overall market

14	Hussman Strategic Market Cycle Fund	(800) HUSSMAN

Investment Objective, Strategies and Related Risks
(continued)

prices and the prices of investments held by the Fund can occur at any time and there is no assurance that the models used by the investment adviser in determining which securities to purchase and whether to hedge all or a portion of the market exposure of the Fund’s portfolio will be accurate or appropriate, or that the Fund will achieve its investment objective. The hedging strategies used to vary the Fund’s exposure to general market fluctuations over the course of the market cycle may adversely impact the investment performance of the Fund, particularly during times when the stock market is generally rising. When you redeem your Fund shares, they may be worth more or less than what you paid for them.

The following relates to the principal risks of investing in the Fund:

●

Risks of Common Stocks. Because the Fund may be fully invested in common stocks, the value of the Fund’s portfolio will be affected by general movements of the stock markets, which may fall or fail to rise over extended periods of time for a variety of reasons. At times, stock markets can be volatile, and stock prices can change significantly. This market risk will affect the Fund’s share price, which will fluctuate as the prices of the Fund’s portfolio securities change. Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time. Geopolitical and other factors can adversely affect a particular stock’s price (for example, poor management decisions, poor earnings reports by an issuer, loss of major customers, competition, major litigation against an issuer, changes in government regulations affecting an industry, or investor sentiment and market perceptions). In addition, the increasing popularity of passive index-based investing may have the potential to increase security price correlations and volatility.

The Fund is subject to the risk that U.S. or foreign economic and political events (including protectionist measures, interventions in the financial markets and changes in fiscal, monetary or tax policies) will adversely affect the U.S. securities markets and the prices of securities held by the Fund. The current contentious domestic political environment and steady deterioration in the standards of government, as well as internal political discord, large expansion of government deficits and debt, and routine elections, may adversely affect the securities markets. Diplomatic events within the United States and abroad, such as the imposition of tariffs, sanctions, counter sanctions and other retaliatory actions, may also adversely affect the U.S. securities markets and the prices of securities held by the Fund. Future actions by the U.S. Government to stimulate or stabilize economic growth could result in increased volatility and less liquidity in the U.S. financial markets. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility, and may detract from the Fund’s performance to the extent it is exposed to such interest rates and/or volatility.

15

Investment Objective, Strategies and Related Risks
(continued)

●

Inflation Risk. Like all mutual funds, the Fund is subject to inflation risk, which is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions, if any. Unanticipated or persistent inflation may also have a material and adverse impact on the financial condition or operating results of companies in which the Fund may invest, which may cause the value of the Fund’s holdings in such companies to decline. In addition, higher interest rates that often accompany or follow periods of high inflation may cause investors to favor asset classes other than common stocks, which may lead to broader market declines not necessarily related to the performance of specific companies. Such a broad-based market decline would likely have a material and adverse impact on the Fund’s portfolio of common stock investments.

●

Market Capitalization Risk. The Fund may invest a portion of its assets in the stocks of companies having smaller market capitalizations, including mid-cap and small-cap stocks. The stocks of these companies often have less liquidity than the stocks of larger companies and these companies frequently have less management depth, narrower market penetrations, less diverse product lines, and fewer resources than larger companies. Due to these and other factors, stocks of smaller companies may be more susceptible to market downturns and other events, and their prices may be more volatile than stock prices of larger companies.

●

Sector Focus Risk. From time to time the Fund may maintain weightings in particular business sectors that deviate significantly from the weighting of those sectors in broad-based market indices. At times when the Fund emphasizes investment in one or more particular business sectors, it will be more susceptible to financial, market or economic events generally affecting issuers and industries within those sectors than funds that do not emphasize investment in particular sectors. The value of an individual stock may fluctuate due to factors that affect a particular industry or industries, such as labor shortages, increased production costs, supply chain disruptions, or competitive conditions within an industry. In addition, a significant difference between the weighting of the Fund’s investments in the securities of issuers in a business sector and the weighting of that sector in broad market indices may cause the Fund’s investment performance to differ from the performance of those indices.

Business sectors that the Fund may emphasize from time to time may include, but are not limited to, the Information Technology and Health Care sectors. The values of securities of companies in the Information Technology sector may be significantly affected adversely by competitive pressures, short product cycles, aggressive

16	Hussman Strategic Market Cycle Fund	(800) HUSSMAN

Investment Objective, Strategies and Related Risks
(continued)

pricing and rapid obsolescence of existing technologies and products. Companies in the Health Care sector are subject to government regulation and reimbursement rates, as well as government approval of products and services, which could have a significant effect on price and availability, and the values of securities of such companies may be significantly affected adversely by rapid obsolescence and patent expirations.

●

Derivative Instruments. The Fund may purchase and sell futures contracts on broad-based stock indices (and options on such futures contracts), and may purchase and write put and call options on such indices. It may also purchase and write call and put options on individual securities and shares of ETFs (and similar investment vehicles). These are all referred to as “derivative” instruments, since their values are based on (“derived from”) the values of other securities. The Fund only purchases and sells derivatives that trade on a U.S. futures or options exchange.

A stock index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of a specified index at the beginning and at the end of the contract period. When a futures contract is sold short, the seller earns a positive return if the underlying stock index declines in value, and earns a negative return if the underlying stock index increases in value. The Fund uses these contracts either to obtain investment exposure in seeking capital appreciation consistent with its investment objective and policies or to hedge (reduce) its exposure to general fluctuations in the stock market. The term “hedging” refers to the practice of attempting to offset a potential loss in one position by establishing an opposite position in another investment.

A call option gives the purchaser of the option the right to purchase the underlying security from the writer of the option at a specified exercise price. A put option gives the purchaser of the option the right to sell the underlying security to the writer of the option at a specified exercise price. The Fund may purchase call options on stocks which the Fund seeks to own, or on stock indices or ETFs to which the Fund seeks market exposure, and may write call options on stocks or ETFs which are owned by the Fund but are not expected by the investment adviser to advance significantly over the short term. Call options may also be written on stock indices or on ETFs for the purpose of hedging market risk. The Fund may purchase put options on stock indices or ETFs for the purpose of hedging market risk and to adjust the Fund’s exposure to market fluctuations, based on the investment adviser’s analysis of prevailing market conditions. The Fund may write put options on stocks as a method of reducing the potential acquisition cost of stocks which the Fund seeks to own.

17

Investment Objective, Strategies and Related Risks
(continued)

The Fund adheres to specific limitations on its use of derivatives and other hedging strategies, including short sales of shares of ETFs. The most aggressive stance expected to be taken by the Fund will be a leveraged position in which the Fund’s total notional ownership of stocks, directly through purchase and indirectly through options and futures, is equal to 150% of the Fund’s net assets, with no more than 100% of net assets representing unhedged equity positions. When the Fund is in its most aggressive stance, the share price of the Fund could be expected to fluctuate up to 1½ times as much as it would if the Fund had not leveraged its portfolio. The Fund may, at times, establish gross exposure in excess of net assets through a combination of equity positions and offsetting hedges, such as short index options or long index puts. This differs from unhedged leverage, in that the additional gross exposure is paired with hedge positions intended to mitigate market risk. The most defensive stance expected to be taken by the Fund will be a “fully hedged” position. Accordingly, even during the most unfavorable market conditions, the notional value of derivatives and hedging positions, through the combination of short futures contracts, short call options and purchased put options, short sales of ETF shares and all other instruments used for hedging, is not expected to exceed the aggregate value of the common stocks owned by the Fund.

The percentage limitations on the use of derivative instruments set forth above apply at the time an investment in a derivative is made. A later change in percentage resulting from an increase or decrease in the values of investments or in the net assets of the Fund will not constitute a violation of such limitations. For purposes of these limitations, the notional value of the Fund’s hedge position is calculated as the sum of the notional values of short futures contracts and other non-option hedges, plus the greater of the notional value of put options owned by the Fund or call options written by the Fund.

Derivative instruments can be volatile and the potential loss to the Fund from a derivative instrument may exceed the Fund’s initial investment. The use of these instruments requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If the investment adviser uses a derivative instrument at the wrong time or judges market conditions incorrectly, or if the derivative instrument does not perform as expected, these strategies may significantly reduce the Fund’s return. The Fund may experience a loss even when it is “fully hedged” if the exercise prices of the Fund’s call and put option hedges differ, so that the combined loss on these options during a market advance exceeds the gain on the underlying stock index. The Fund could also experience losses if the indices underlying its positions in derivatives are not closely correlated with the securities held by the Fund, or if the Fund is unable to close out a position because the market for an instrument or position is

18	Hussman Strategic Market Cycle Fund	(800) HUSSMAN

Investment Objective, Strategies and Related Risks
(continued)

or becomes illiquid. Options purchased by the Fund may decline in value with the passage of time, even in the absence of movement in the price of the underlying security.

All of the options used by the Fund are exchange traded and backed by the Options Clearing Corporation (“OCC”). The OCC is in turn backed by the creditworthiness of its clearing members (major U.S. financial institutions) and carries a lien on securities, margin deposits and funds maintained in clearing members’ accounts to the extent specified in the OCC’s rules. The OCC requires margin deposits by its clearing members, and carries a separate clearing fund. The investment adviser believes that an OCC default is highly improbable. Even if it were to occur, the potential loss to the Fund would be limited to the extent that the Fund’s options were “in-the-money,” which rarely represents more than a small percentage of the value of the Fund’s net assets.

The Fund is required to comply with Rule 18f-4 under the Investment Company Act of 1940 (the “1940 Act”) which imposes limits on the amount of derivatives that the Fund can enter into and treats derivatives, as well as certain other debt securities, as senior securities. The Fund’s ability to use derivative instruments in some market conditions could potentially be affected by Rule 18f-4.

The following information relates to the non-principal risks of investing in the Fund:

●

Exchange Traded Fund Risk. The Fund may invest a portion of its assets in shares of ETFs registered under the 1940 Act and similar investment vehicles to maintain or adjust the Fund’s exposure to the stock market generally or to particular business sectors and to manage the Fund’s risk exposure. ETFs and similar vehicles in which the Fund invests differ from traditional mutual funds in that shares of an ETF are listed on a securities exchange and can be traded intraday. ETFs in which the Fund invests typically hold a portfolio of common stocks and are designed to track the performance of a particular index. Similar investment vehicles in which the Fund invests that are not investment companies due to their legal structure are similar to ETFs and are designed to track the performance of an index or basket of securities.

Investments in shares of ETFs and similar investments involve risks generally associated with investments in common stocks, including the risk that the prices of stocks, or the prices of stocks within a particular sector, may decline, thereby affecting adversely the value of the shares of the ETFs held by the Fund. Investments in ETF shares are subject also to the risks that: (1) an active trading market for shares may not develop or be maintained; (2) an ETF’s share price may not track the ETF’s specified market index and shares of ETFs may trade below NAV; (3) the prices of shares of ETFs in which the Fund invests, which are not actively

19

Investment Objective, Strategies and Related Risks
(continued)

managed and do not take defensive positions, may be volatile and these ETFs may incur losses in the event of a general market decline; (4) trading of shares may be temporarily halted under rules of the listing exchange as a result of “circuit breakers” that are triggered by significant share price declines or if the listing exchange deems a trading halt appropriate; and (5) shares may be delisted from trading on an exchange.

The investment adviser may decide to purchase or sell short ETF shares (or shares of similar investment vehicles) or options on ETF shares for the same reasons it would purchase or sell (and as an alternative to purchasing or selling) individual stocks, futures contracts, or options on futures contracts — to obtain exposure to the stock market or a particular segment of the stock market, or to hedge the Fund’s portfolio against such exposures. Depending on the holding period and other factors, the use of ETF shares and options thereon (and similar investments) can be less costly than the use of index options or stock index futures. In addition, these investments can typically be purchased in amounts that are smaller than available from futures contracts and may provide the Fund with the ability to create exposure to markets and market sectors for which there are no suitable or liquid futures contracts or options. When ETF shares are held by the Fund, the Fund indirectly bears its pro-rata share of the ETF’s fees and expenses, which are in addition to the Fund’s own fees and expenses.

●

Short Sales of ETFs. The Fund may effect short sales of ETF shares and similar investment vehicles to hedge its investment exposure to the stock market. However, these transactions nonetheless involve certain risks. A short sale involves the sale of ETF shares that the Fund does not own in anticipation of purchasing those shares in the future at a lower price. If the price of the ETF shares sold short declines (in an amount exceeding transaction costs), the Fund will realize a gain from the transaction. Conversely, if the price of the shares sold short increases, the Fund will realize a loss. The amount of this loss, in theory, is unlimited because there is no limit on the possible increase in market price of the securities sold short. For this reason, short selling is considered to be a speculative practice.

●

Foreign Investment Risk. The Fund may invest in the stocks of foreign issuers by purchasing American Depositary Receipts (“ADRs”). ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and trade on U.S. securities exchanges. Investments in ADRs involve various risks not generally associated with investments in common stocks of U.S. issuers. Foreign issuers may face adverse economic developments, and foreign governments may expropriate assets, impose punitive taxes, impose limits on ownership or nationalize a company or industry.

20	Hussman Strategic Market Cycle Fund	(800) HUSSMAN

Investment Objective, Strategies and Related Risks
(continued)

Any of these actions could have an adverse effect on securities prices. The risks associated with tensions or open conflict between nations, such as the Russian invasion of Ukraine, conflicts in the Middle East and eastern Asia, the precarious strategic competitive relationship between the U.S. and China, rising tensions involving the U.S., Iran and Israel, or political dysfunction within some nations that are global economic powers, could affect the economies of many nations, including the U.S., in ways that cannot be foreseen. The values of securities of foreign issuers may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to government collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and may be subject to reporting standards or regulatory requirements that differ from those applicable to U.S. companies.

●

Temporary and Defensive Investments. During periods of extremely adverse market or economic conditions, generally reflecting unusually elevated valuations, weak market action, or severe liquidity risks in the judgment of the investment adviser, the Fund may temporarily adopt a defensive investment position and invest all or a substantial portion of its assets in high quality, fixed income securities, money market instruments and shares of money market mutual funds, or it may hold cash. When the Fund is in a temporary defensive position, the opportunity to achieve its investment objective will be limited. If the general stock market advances during such periods, these defensive investments may reduce the Fund’s return relative to a passive buy-and-hold investment strategy. The Fund may also hold these investments for liquidity purposes, or as collateral against certain hedging positions held by the Fund. When the Fund invests in shares of money market mutual funds, the Fund bears its pro rata share of the fees and expenses of those funds, which are in addition to the Fund’s own fees and expenses.

●

Portfolio Turnover. The Fund may engage in short-term trading. This means that the Fund may buy a security and sell that security a short period of time after its purchase to realize gains if the investment adviser believes that the sale is in the best interest of the Fund (for example, if the investment adviser believes an alternative investment has greater growth potential). Short-term trading will increase the Fund’s portfolio turnover rate and generate higher transaction costs due to brokerage commissions or dealer mark-ups and other expenses, which would reduce the Fund’s investment performance. In addition, a high level of short-term trading may accelerate taxable income recognized by shareholders, and may reduce the after-tax returns of shareholders, because it may generate short-term capital gains, which are taxed at ordinary income tax rates.

21

Investment Objective, Strategies and Related Risks
(continued)

●

Technology and Cybersecurity Risk. Various technologies are used by the investment adviser and other service providers in connection with their operations and in providing services to the Fund. There is a risk that technology malfunctions, breaches in cybersecurity or other circumstances affecting these technologies may adversely impact the Fund’s operations (including services available to shareholders and the Fund’s investment program) or may result in the release of proprietary information concerning the Fund or its shareholders, reputational damage to the Fund or regulatory violations. In turn, these events may cause the Fund to incur penalties, additional costs and financial loss. Similar types of risk are also present for the issuers of securities in which the Fund invests, government and regulatory authorities, financial market operators, financial institutions, vendors and other service providers, which could adversely impact such issuers and the value of the Fund’s investments.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s SAI.

22	Hussman Strategic Market Cycle Fund	(800) HUSSMAN

Fund Management

THE INVESTMENT ADVISER AND PORTFOLIO MANAGER

Hussman Strategic Advisors, Inc. (“Hussman Strategic Advisors”), 6021 University Boulevard, Suite 490, Ellicott City, Maryland 21043, serves as the investment adviser of the Fund. Hussman Strategic Advisors is a registered investment adviser that manages more than $613 million in assets as of June 30, 2025.

John P. Hussman, Ph.D. (Economics, Stanford University, 1992) has been the Chairman, President and controlling shareholder of Hussman Strategic Advisors since its inception in August 1999. Dr. Hussman also serves as the President of Hussman Investment Trust (the “Trust”) and has been the portfolio manager of the Fund since its inception in July 2000. From 1992 until 1999, he was an Adjunct Assistant Professor of Economics and International Finance at the University of Michigan and the Michigan Business School. His academic research has focused on financial market efficiency and information economics.

Dr. Hussman is responsible for the day-to-day investment decisions and continuously reviews, supervises and administers the Fund’s investment program. The Fund’s SAI contains further details about Dr. Hussman’s compensation, other accounts managed by Dr. Hussman, and Dr. Hussman’s ownership of Fund shares. Dr. Hussman’s knowledge and expertise regarding the investment and hedging strategies used by the Fund may be critical to the Fund’s ability to pursue its investment program. For this reason, in the event that Dr. Hussman becomes unable to manage the Fund’s investment portfolio, the Board of Trustees of the Trust would take such action as it deems to be in the best interest of the Fund’s shareholders, which could include an orderly liquidation of the Fund and the return of capital to shareholders.

In consideration of the services provided by Hussman Strategic Advisors, the Fund pays Hussman Strategic Advisors an investment advisory fee based upon the amount of the Fund’s average daily net assets. The investment advisory fee is computed at the annual rates of 0.90% of the first $2 billion of average daily net assets of the Fund, 0.85% of the next $3 billion of such assets, and 0.80% of such assets over $5 billion, less any fee waivers.

Hussman Strategic Advisors has contractually agreed that, until November 1, 2026, it will waive its investment advisory fees and/or absorb or reimburse other Fund operating expenses to the extent necessary to limit the Fund’s annual operating expenses (excluding fees and expenses incurred by the Fund on its investments in other investment companies and pooled investment vehicles, brokerage commissions, taxes, interest expense and any extraordinary expenses) to an amount not exceeding 1.15% of the Fund’s average daily net assets. Under the terms of this agreement, the Fund is obligated to reimburse Hussman Strategic Advisors the amount of advisory

23

Fund Management (continued)

fees previously waived and Fund expenses previously absorbed or reimbursed by Hussman Strategic Advisors for a period of three years from the date such fees or expenses were waived, absorbed or reimbursed, but only if such reimbursement does not cause the Fund’s operating expenses (after reimbursement by the Fund is taken into account) to exceed the lesser of: (i) the expense limitation in effect at the time such fees and expenses were waived, absorbed or reimbursed by Hussman Strategic Advisors; and (ii) the expense limitation in effect at the time Hussman Strategic Advisors seeks reimbursement. This agreement may not be terminated by Hussman Strategic Advisors without the approval of the Board of Trustees. Hussman Strategic Advisors may agree to continue after November 1, 2026 the current arrangement to limit the Fund’s expenses or to implement a similar arrangement, but it is not obligated to do so. During the fiscal year ended June 30, 2025, Hussman Strategic Advisors waived $104,269 of the Fund’s expenses and did not recoup any previous fee reductions. The investment advisory fee paid by the Fund to Hussman Strategic Advisors during the fiscal year ended June 30, 2025, including the fee waiver, was equal to 0.87% of the Fund’s average daily net assets.

A discussion regarding the basis for the most recent approval by the Board of Trustees of the annual continuance of the Fund’s investment advisory agreement with Hussman Strategic Advisors is available in the Fund’s annual financial statements for the fiscal year ended June 30, 2025.

THE ADMINISTRATOR

Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund’s administrator, transfer agent and fund accounting agent. Management and administrative services of Ultimus include (i) providing officers and administrative personnel to the Fund, (ii) obtaining valuations, calculating NAVs and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory and reporting services, (v) processing shareholder account transactions and disbursing dividends and distributions, and (vi) supervising custodial and other third party services.

The SAI has more detailed information about the Fund’s service providers.

24	Hussman Strategic Market Cycle Fund	(800) HUSSMAN

How the Fund Values Its Shares

The net asset value (“NAV”) of the Fund’s shares is calculated as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on each day that the New York Stock Exchange is open for trading. Currently, the New York Stock Exchange is open for trading every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas. To calculate NAV per share, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The Fund values its portfolio securities at their current market values determined on the basis of market quotations from the principal exchange or market on which they are traded. Such securities are generally valued at the official closing price or the last reported sales price, or if there are no sales on that day, the last bid price. If market quotations are not readily available or are considered to be unreliable due to significant market events or other developments, securities and other financial instruments are valued at their fair values as determined by the investment adviser as the Fund’s valuation designee, under procedures adopted by the Board of Trustees pursuant to Rule 2a-5 under the 1940 Act. Valuing portfolio securities at fair value involves reliance on judgment and a security’s fair value may differ depending on the method used for determining value. As a result, the prices of securities used in calculating the Fund’s NAV may differ from quoted or published prices for the same securities.

Pursuant to procedures approved by the Board of Trustees, options traded on a national securities exchange are valued at prices between the closing bid and ask prices determined by the investment adviser to most closely reflect market value as of the time of computation of NAV. Futures contracts and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of regular trading on the New York Stock Exchange, or, if not available, at the mean of their bid and ask prices.

In determining its NAV, the Fund values shares it holds of other open-end investment companies registered under the 1940 Act (except shares of ETFs which are valued using their sales prices or market quotations) based upon the net asset values of those shares as last determined by those investment companies prior to the time as of which the NAV of the Fund is calculated. The prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Your order to purchase or redeem Fund shares is effected at the NAV per share next calculated after your order is received by the Fund in the manner set forth below (see “How to Buy Shares” and “How to Redeem Shares”).

25

How to Buy Shares

The Fund is a no-load fund. This means that shares may be purchased without imposition of a sales charge. Shares of the Fund are available for purchase from the Fund every day the New York Stock Exchange is open for business, at the Fund’s NAV per share next calculated after receipt of a purchase order in proper form. The Fund reserves the right to reject any purchase request. Investors who purchase and redeem shares through a brokerage firm or other financial intermediary may be charged a fee by such brokerage firm or intermediary.

The Fund mails you confirmations of all purchases or redemptions of Fund shares. You must contact the Fund in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Fund may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date. Certificates representing shares are not issued.

MINIMUM INITIAL INVESTMENT

Low-Balance Accounts. While the Fund does not impose a minimum investment amount on initial or subsequent investments, the Fund reserves the right to liquidate a fund account whose balance remains below $500 for a period of 12 months or more. Prior to exercising this right, the Fund will provide written notice to the shareholder, allowing a 60-day period to increase the balance to $500 or more. At the discretion of the investment adviser, the Fund may waive the low-balance threshold upon written request.

OPENING AN ACCOUNT

An account may be opened by mail or bank wire, as follows:

By Mail. To open a new account by mail:

●	Complete and sign the account application.

●	Enclose a check payable to Hussman Strategic Market Cycle Fund.

●	Mail the application and the check to the Fund’s transfer agent, Ultimus Fund Solutions, LLC (the “Transfer Agent”), at the following address:

Regular Mail	Overnight Mail
Hussman Strategic Market Cycle Fund	Hussman Strategic Market Cycle Fund
c/o Ultimus Fund Solutions, LLC	c/o Ultimus Fund Solutions, LLC
P.O. Box 46707	225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246	Cincinnati, Ohio 45246

26	Hussman Strategic Market Cycle Fund	(800) HUSSMAN

How to Buy Shares (continued)

All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. The Fund does not generally accept cash equivalents (cash, cashier’s checks, bank official checks, certified checks, bank money orders), counter checks, starter checks, traveler’s checks, money orders, credit card checks, and checks made to third parties. The Fund does not also accept third party checks (except for properly endorsed IRA transfer and rollover checks) or foreign checks (checks drawn on non-U.S. financial institutions). When shares are purchased by check, the proceeds from the redemption of those shares may not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days. If an order to purchase shares is canceled because your check does not clear, you will be charged $25 and will also be responsible for any resulting losses or other fees incurred by the Fund or the Transfer Agent in the transaction.

By sending your check to the Transfer Agent, please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Transfer Agent cannot post the transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.

By Wire. To open a new account by wire of federal funds, call the Transfer Agent at 1-800-HUSSMAN. A representative will assist you in obtaining an account application which must be completed, signed and telecopied or mailed to the Transfer Agent before payment by wire may be made. The representative will also provide information necessary for you to provide payment instructions to your financial institution.

An order is considered received when the Transfer Agent receives payment by wire. If your account application was telecopied to the Transfer Agent, you must also mail the completed account application to the Transfer Agent. See “Opening an Account – By Mail” above. Your financial institution may charge a fee for wiring funds. Shares will be issued at the NAV per share next computed after receipt of your wire.

Through the Online Account Management System. You may open an account online by visiting our website at www.hussmanfunds.com and clicking the Account Access button to begin the account opening process. You automatically have the ability to establish online transaction privileges unless you decline the privileges on your Account Application. You will be required to enter into a user’s agreement and your bank must be a domestic financial institution and an ACH member in order to use the Online Account Management System. Purchase orders must be entered by

27

How to Buy Shares (continued)

4:00 p.m. Eastern time in order to be accepted and receive the NAV calculated on that day. It may take at least two business days before your purchase order is accepted. Access to the Online Account Management System may be limited during periods of peak demand, market volatility, system upgrades or maintenance, or for other reasons. Please call the Transfer Agent at 1-800-HUSSMAN for assistance.

Through Your Broker or Financial Institution. Shares of the Fund may be purchased through certain brokerage firms and financial institutions that are authorized to accept purchase orders on behalf of the Fund at the NAV per share next determined after your order is received by such organization in proper form. Your purchase order must be received by your brokerage firm or financial institution prior to the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) in order for it to be effected at the NAV per share calculated on that day. An investor transacting in shares of the Fund through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker. Brokers and other organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or the Transfer Agent. These organizations may be the shareholders of record of your shares. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares. The Fund will be deemed to have received a purchase or redemption order when an authorized brokerage firm or financial institution or, if applicable, its authorized designee, receives the order.

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund (or the investment adviser) may pay the intermediary for various account-related or shareholder services the intermediary provides to the Fund or to its customers who invest in the Fund. These payments may create a conflict of interest on the part of the broker-dealer or other intermediary. Ask your salesperson or visit your financial intermediary’s website for more information.

28	Hussman Strategic Market Cycle Fund	(800) HUSSMAN

How to Buy Shares (continued)

SUBSEQUENT INVESTMENTS

Once an account is open, additional purchases of Fund shares may be made at any time through any of the following options:

●

By sending a check, made payable to Hussman Strategic Market Cycle Fund, to Hussman Investment Trust, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246. Be sure to note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses suffered by the Fund as a result of any check returned for insufficient funds.

●	By wiring federal funds to the Fund account as described under “Opening an Account – By Wire.” Shareholders should call the Transfer Agent at 1-800-HUSSMAN before wiring funds.

●	Through your brokerage firm or other financial institution.

●	Through an electronic transfer from a financial institution through the Automated Clearing House (“ACH”), as described below.

By Automated Clearing House (ACH). ACH is the electronic transfer of money to the Fund directly from an account you maintain with a financial institution. Once an account is open, shares may be purchased or redeemed through ACH if you have completed the ACH Authorization section on your account application. For existing accounts, an ACH Authorization Form may be obtained by calling the Transfer Agent at 1-800-HUSSMAN. Allow at least two weeks for processing before using ACH. To place a purchase or redemption order by ACH, call the Transfer Agent at 1-800-HUSSMAN. There are no charges for ACH transactions imposed by the Fund or the Transfer Agent. ACH share purchase transactions are completed when payment is received, approximately two business days following the placement of your order. When shares are purchased through ACH, the proceeds from the redemption of those shares may not be paid until the ACH transfer has been converted to federal funds, which could take up to 15 calendar days. The shareholder will be charged $25 and will also be held responsible for any fees incurred or losses suffered by the Fund as a result of any ACH transaction rejected for insufficient funds. Failure to notify the Fund in advance of an ACH transfer could result in a delay in completing your transaction.

SHAREHOLDER FEES

In addition to the $15 wire redemption fee and $25 fee for insufficient funds described in this Prospectus, the Fund charges an overnight mail delivery fee of $25 per delivery. These fees may change in the future.

29

How to Buy Shares (continued)

AUTOMATIC INVESTMENT PLAN

You may make automatic monthly investments in shares of the Fund from your bank, savings and loan, or other depository institution account on the date(s) specified on your Account Application. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days’ written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

PURCHASES IN KIND

The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Fund based upon the suitability of the securities as an investment for the Fund, the marketability of such securities, and other factors which the Fund may deem appropriate. If accepted, the securities will be valued using the same criteria and methods utilized to compute the Fund’s NAV.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

●	Name;

●	Date of birth (for individuals);

●	Residential or business street address (although post office boxes are still permitted for mailing); and

●	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

30	Hussman Strategic Market Cycle Fund	(800) HUSSMAN

How to Buy Shares (continued)

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund is designed to serve as a long-term investment vehicle and not as a frequent or short-term trading (“market timing”) vehicle. Frequent short-term trading is not in the best interest of shareholders of the Fund. Such trading could result in higher expenses that result from increased portfolio trading and transaction costs; unplanned portfolio turnover; and asset swings that could decrease the Fund’s ability to maximize investment return. These risks can have an adverse effect on the Fund’s performance. It is believed that the frequently hedged investment stance of the Fund and the infrequency of “stale” prices reduces the likelihood of market timing in shares of the Fund, and also reduces the potential impact of such trading on shareholders.

The Trust does not accommodate frequent purchases and redemptions of shares of the Fund. With this goal in mind, the Board of Trustees has adopted policies and procedures that are intended to detect and prevent market timing in shares of the Fund. These policies and procedures are applied uniformly to all shareholders. The Trust, through its service providers, monitors shareholder trading activity to help ensure compliance with the Fund’s policies. The Trust prepares reports illustrating purchase and redemption activity to detect market timing activity. The Trust reserves the right to reject any purchase order or exchange request (but not a redemption request) that it believes to involve excessive trading of Fund shares or to be potentially disruptive in nature. The Trust may modify any terms or conditions applicable to the purchase of Fund shares or modify its policies as it deems necessary to deter market timing.

The Trust has entered into agreements with intermediaries obligating them to provide, upon request, information regarding their customers and their customers’ transactions in shares of the Fund. The Trust relies on intermediaries to help monitor and enforce its market timing policies. The Trust reserves the right to reject any order placed from an omnibus account. Although the Trust has taken these steps to discourage frequent purchases and redemptions of shares, the Trust cannot guarantee that such trading will not occur.

31

How to Exchange Shares

Shares of the Fund and shares of any other Hussman fund may be exchanged for each other. Before making an exchange into another Hussman fund, you should obtain and read the prospectus for that fund. There is no charge for exchanges. The exchange of shares of one fund for shares of another fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.

Shares of the Fund acquired by means of an exchange will be purchased at the NAV per share next determined after receipt in proper form of the exchange request by the Transfer Agent. An exchange request must be received prior to the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) in order for it to be effected at the NAV per share calculated on that day. Exchanges that establish a new account may be made by sending a written request to the Transfer Agent. Exchanges into an existing account may be made by sending a written request to the Transfer Agent, or by calling 1-800-HUSSMAN. Please provide the following information:

●	Your name and telephone number

●	The exact name of your account and account number

●	Taxpayer identification number (usually your Social Security number)

●	Dollar value or number of shares to be exchanged

●	The name of the fund from which the exchange is to be made

●	The name of the fund into which the exchange is being made

The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Fund reserves the right to terminate or modify the exchange privilege upon 60 days’ notice to shareholders.

The Transfer Agent requires personal identification before accepting any exchange request by telephone, and telephone exchange instructions may be recorded. If reasonable procedures are followed by the Transfer Agent to determine that the instructions are genuine, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in exchanging shares by telephone. If such a case should occur, sending exchange instructions by mail should be considered.

32	Hussman Strategic Market Cycle Fund	(800) HUSSMAN

How to Redeem Shares

Shares of the Fund may be redeemed any day in which the Fund computes its NAV. Shares are redeemed at their NAV per share next determined after the Transfer Agent receives your redemption request in proper form. Redemption requests must be received prior to the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) in order to be effected at the NAV per share calculated on that day. Redemption requests may be made by mail, by telephone, or through the online account management system described below.

By Mail. You may redeem shares by mailing a written request to Hussman Investment Trust, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246 (regular mail) or 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 (overnight mail). Written requests must state the shareholder’s name, the name of the Fund, the account number and the number of shares or dollar amount to be redeemed and be signed exactly as the shares are registered.

IRA Redemptions. If you redeem shares from an IRA account or other retirement plan, you must indicate in your redemption request whether the Fund should withhold federal income tax. Unless you state in your redemption request that you do not want to have federal income tax withheld, the redemption proceeds will be subject to withholding.

Through the Online Account Management System. You may redeem your shares online if you have opened an account through the Online Account Management System via the Fund’s website at www.hussmanfunds.com. Shares purchased through ACH are not immediately available for redemption and your redemption proceeds will be delivered to the bank account that was used for your ACH purchases. Redemption proceeds through your online account may be sent by check to your address of record, or through ACH or wire. Access to the Online Account Management System may be limited during periods of peak demand, market volatility, system upgrades or maintenance, or for other reasons.

Signature Guarantees. To protect shareholders and the Fund against potential fraud, a signature guarantee, specifically a Medallion Signature Guarantee (“MSG”), may be required in certain circumstances. A Medallion Signature Guarantee is a stamped certification provided by an eligible guarantor institution to verify the authenticity of a signature and the authority of the individual signing on behalf of the account owner.

The Fund or the Transfer Agent may require a Medallion Signature Guarantee in the following situations:

●	The redemption amount exceeds $100,000;

33

How to Redeem Shares (continued)

●	The proceeds are being mailed to an address or transferred to a bank account that was changed or added within the past 30 calendar days;

●	The proceeds are made payable to someone other than the registered account owner;

●	The proceeds are directed to a financial institution account not held in the shareholder’s name;

●	The account registration or ownership is being changed;

●	Redemption instructions are submitted by mail with alternate delivery instructions or special processing;

●	Any other situation where the Fund or the Transfer Agent reasonably determines that additional documentation or verification is warranted.

Medallion Signature Guarantees must be obtained from eligible guarantor institutions that are members of a Medallion Signature Guarantee program recognized by the Securities Transfer Association (e.g., STAMP, SEMP, or MSP). These typically include commercial banks, savings associations, credit unions, and broker-dealers. Notarization is not an acceptable substitute for a Medallion Signature Guarantee.

Shareholders should contact the Transfer Agent in advance of submitting any transaction requests if they are uncertain whether a Medallion Signature Guarantee is required. The Transfer Agent reserves the right to reject any signature guarantee.

By Telephone. The telephone redemption privilege is automatically available to all new accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account. If you own an IRA, you will be asked whether or not the Fund should withhold federal income tax.

Telephone redemption privileges and account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above.

The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent to determine that the instructions are genuine, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

34	Hussman Strategic Market Cycle Fund	(800) HUSSMAN

How to Redeem Shares (continued)

Through Your Broker or Financial Institution. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV per share next determined after your order is received by such organization in proper form. NAV per share is normally determined as of 4:00 p.m., Eastern time on each day the New York Stock Exchange is open for business. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may (a) be authorized to designate other intermediaries to act in this capacity; (b) charge you transaction fees on redemptions of Fund shares and; (c) impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

RECEIVING PAYMENT

The Trust normally makes payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, regardless of whether payment is made by check, wire transfer, or ACH. Proceeds of a wire redemption request normally will be sent on the business day following the redemption. However, when shares are purchased by check or through ACH, the proceeds from the redemption of those shares may not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days. Your redemption will be effected at the next calculated NAV per share even if the payment is delayed due to a recent purchase of shares. The Fund typically makes payment for redemptions from its cash reserves or from the sale of portfolio securities. However, the Fund may borrow money to pay redemptions during stressed market conditions or if the investment adviser otherwise deems such borrowing to be appropriate.

The Fund may suspend the right of redemption or postpone the date of payment for shares for more than seven days: (a) for any period during which the New York Stock Exchange is closed for other than customary weekend and holiday closings or trading on the New York Stock Exchange is restricted, as determined by rules of the SEC; (b) for any period during which an emergency exists (as determined by rules of the SEC) as a result of which (i) disposal by the Fund of securities owned by it is not reasonably practicable or (ii) it is not reasonably practicable for the Fund to determine the value of its assets; and (c) for such other periods as may be permitted by an order of the SEC.

35

How to Redeem Shares (continued)

SYSTEMATIC WITHDRAWAL PLAN

If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days’ written notice, to make reasonable charges. Telephone the Transfer Agent toll-free at 1-800-HUSSMAN for additional information.

TRANSACTIONS THROUGH THE ONLINE ACCOUNT MANAGEMENT SYSTEM

The Fund may alter, modify or terminate the Online Account Management System at any time. You should be aware that the internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use the website for transactions is dependent upon the internet and equipment, software, systems, data and services provided by various vendors and third parties. While the Fund’s service providers have established certain security procedures, the Fund, the Transfer Agent and Ultimus Fund Distributors, LLC (the “Distributor”) cannot assure that trading information will be completely secure. There may also be delays, malfunctions, or other inconveniences generally associated with this medium, or times when the website is unavailable for Fund transactions. Should this happen, you should consider purchasing or redeeming shares by another method. The Fund, the Transfer Agent, the Distributor and the Adviser may not be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.

REDEMPTIONS IN KIND

The Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” This would be done only under extraordinary circumstances and if the Fund deems it advisable for the benefit of all shareholders, such as a redemption of a significant percentage of the Fund’s shares that could adversely impact the Fund’s operations. If the Fund elects to redeem in kind, it will typically deliver individual readily marketable securities to the redeeming shareholder within three business days after receipt of the redemption request in proper form. The securities that are delivered in a redemption in kind will have a value equal to the market value of the Fund shares being redeemed. When you convert these securities to cash, you will pay brokerage charges and may realize a gain or loss for tax purposes.

36	Hussman Strategic Market Cycle Fund	(800) HUSSMAN

How to Redeem Shares (continued)

Lost Shareholders, Inactive Accounts and Unclaimed Property

Certain states have unclaimed property laws that may require the Fund or its Transfer Agent to transfer the assets of accounts that are considered abandoned, inactive, or lost (due to returned mail) to the appropriate state authority. An account may be deemed unclaimed if the shareholder has not initiated any contact or transaction within a time period specified by applicable state law.

In some cases, this process is referred to as escheatment, and shareholders may be required to reclaim the assets from the applicable state’s unclaimed property office. Some states may also require the liquidation of shares prior to escheatment, and shareholders may only be entitled to receive the cash value at the time of sale.

For retirement accounts, such escheatment may be treated as a taxable distribution, and federal and/or state income tax withholding may apply.

To help avoid escheatment, shareholders should maintain current contact information and periodically initiate contact with the Fund or the Transfer Agent. Examples of shareholder-initiated contact include written correspondence, telephone inquiries, or initiating a transaction in the account.

In accordance with Texas law, residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. A Texas Designation of Representative Form is available for making such an election.

37

Dividends, Distributions and Taxes

Income dividends and net capital gain distributions, if any, are normally declared and paid annually in December. Your distributions of dividends and capital gains will be automatically reinvested in additional shares of the Fund unless you elect to receive them in cash. The Fund’s distributions of income and capital gains, whether received in cash or reinvested in additional shares, will be subject to federal income tax.

The Fund has qualified in all prior years and intends to continue to qualify as a regulated investment company for federal income tax purposes, and as such, it will not be subject to federal income tax on its taxable income and gains that it distributes to its shareholders. The Fund intends to distribute its income and gains in such a way that it will not be subject to a federal excise tax on certain undistributed amounts.

Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations that hold shares of the Fund, certain income from the Fund may qualify for a 50% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

The Fund’s transactions in options, futures contracts and ETFs are subject to special tax rules. These rules and rules applicable to wash sales, straddle transactions and certain other types of transactions can affect the amount, timing and characteristics of distributions to shareholders.

When you redeem or exchange Fund shares, you generally realize a capital gain or loss as long as you hold the shares as capital assets. Except for investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRA accounts, and tax-exempt investors that do not borrow to purchase Fund shares, any gain realized on a redemption or exchange of Fund shares will be subject to federal income tax.

You will be notified by February 15 of each year about the federal tax status of distributions made by the Fund during the prior year. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes.

Federal law requires the Fund to withhold taxes on distributions paid to shareholders who fail to provide a social security number or taxpayer identification number or fail to certify that such number is correct.

The Fund must report to the IRS and furnish to shareholders the cost basis information for shares purchased and sold. The Fund has chosen average cost as its standing (default) tax lot identification method for calculating cost basis, which means it will use average cost to determine the specific shares that will be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. Shareholders may, however, choose a method other than the Fund’s standing method at the time of their purchase or upon a sale of shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period, or other adjustments that are required when reporting these amounts on their federal income tax returns.

Because everyone’s tax situation is different, you should consult your tax professional about federal, state and local tax consequences of an investment in the Fund.

38	Hussman Strategic Market Cycle Fund	(800) HUSSMAN

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain financial information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information has been audited by Cohen & Company, Ltd., the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual finanical statements and additional information, which is available upon request.

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended June 30,
	2025	2024	2023	2022	2021
Net asset value at beginning of year	$5.64	$6.37	$7.04	$6.77	$6.12

Income (loss) from investment operations:
Net investment income	0.15	0.19	0.13	0.05	0.01
Net realized and unrealized gains (losses) on investments and written option contracts	0.65	(0.73)	(0.72)	0.25	0.65
Total from investment operations	0.80	(0.54)	(0.59)	0.30	0.66

Less distributions from:
Net investment income	(0.16)	(0.19)	(0.08)	(0.03)	(0.01)

Proceeds from redemption fees collected*	—	—	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value at end of year	$6.28	$5.64	$6.37	$7.04	$6.77

Total return(b)	14.69%	(8.72%)	(8.54%)	4.43%	10.80%

Net assets at end of year (000’s)	$362,486	$323,687	$466,228	$506,997	$412,898

Ratio of total expenses to average net assets	1.18%	1.16%	1.12%	1.14%	1.19%

Ratio of net expenses to average net assets(c)	1.15%	1.15%	1.15%	1.15%	1.15%

Ratio of net investment income to average net assets(c)	2.48%	2.55%	1.97%	0.74%	0.09%

Portfolio turnover rate	470%	113%	79%	113%	198%

*

Effective April 1, 2023, the Fund eliminated the redemption fees being charged. Prior to April 1, 2023, a redemption fee of 1.5% generally was applied to shares redeemed 60 days or less from the date of purchase.

(a)	Amount rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratio was determined after advisory fee waivers and/or recovery.

39

INVESTMENT ADVISER

Hussman Strategic Advisors, Inc.

6021 University Boulevard, Suite 490

Ellicott City, Maryland 21043

www.hussmanfunds.com

1-800-HUSSMAN (1-800-487-7626)

ADMINISTRATOR/TRANSFER AGENT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

342 North Water Street, Suite 830

Milwaukee, Wisconsin 53202

LEGAL COUNSEL

Troutman Pepper Locke LLP

3000 Two Logan Square

Eighteenth and Arch Streets

Philadelphia, Pennsylvania 19103

CUSTODIAN

US Bank NA

425 Walnut Street

Cincinnati, Ohio 45202

John P. Hussman, Ph.D. is the President of Hussman Strategic Advisors, Inc. and the portfolio manager of Hussman Strategic Market Cycle Fund. Previously, Dr. Hussman was a professor at the University of Michigan, where he taught courses in Financial Markets, Banking, and International Finance. He holds a Ph.D. in Economics from Stanford University. He also holds a B.A. in Economics, Phi Beta Kappa, and an M.S. in Education and Social Policy from Northwestern University.

40	Hussman Strategic Market Cycle Fund	(800) HUSSMAN

For More Information

In addition to the information contained in the Prospectus, the following documents are available free upon request:

● Financial Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

● Statement of Additional Information (“SAI”)

The SAI provides additional information about the Fund. It is incorporated by reference and is legally considered a part of this Prospectus.

The Fund makes available the SAI and financial reports, free of charge, on the Fund’s website (www.hussmanfunds.com). You may also request copies of these materials and other information, without charge, or make inquiries to the Fund by writing to Ultimus Fund Solutions at the address on the previous page. You may also call toll-free:

1-800-HUSSMAN (1-800-487-7626)

Only one copy of a Prospectus or an annual or semi-annual report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of information on the SEC’s Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

www.hussmanfunds.com

Investment Company Act File No. 811-09911

41

HUSSMAN STRATEGIC TOTAL RETURN FUND

TICKER SYMBOL: HSTRX

The Fund seeks to achieve long-term total return from income and capital appreciation. It pursues this objective by investing primarily in fixed-income securities.

HUSSMAN INVESTMENT TRUST
PROSPECTUS: NOVEMBER 1, 2025

For information or assistance in opening an account, please call toll-free
1-800-HUSSMAN (1-800-487-7626)

This Prospectus has information about the Fund that you should know before you invest. You should read it carefully and keep it with your investment records. Although these securities have been registered with the Securities and Exchange Commission (the “Commission”), the Commission has not approved or disapproved the Fund’s shares or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Risk/Return Summary
What is the Fund’s Investment Objective?	1
What are the Fund’s Fees and Expenses?	1
What are the Fund’s Principal Investment Strategies?	2
What are the Principal Risks of Investing in the Fund?	4
What has Been the Fund’s Performance History?	9
Management of the Fund	10
Purchase and Sale of Fund Shares	10
Tax Information	11
Payments to Broker-Dealers and Other Financial Intermediaries	11
Investment Objective, Strategies and Related Risks	12
Fund Management	25
How the Fund Values Its Shares	27
How to Buy Shares	28
How to Exchange Shares	34
How to Redeem Shares	35
Dividends, Distributions and Taxes	40
Financial Highlights	42
For More Information	44

Hussman Strategic Total Return Fund

Risk/Return Summary

What is the Fund’s Investment Objective?

HUSSMAN STRATEGIC TOTAL RETURN FUND (the “Fund”) seeks to achieve long-term total return from income and capital appreciation.

What are the Fund’s Fees and Expenses?

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Wire Transfer Fee	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution (12b-1) Fees	None
Other Expenses	0.33%
Acquired Fund Fees and Expenses	0.02%(1)
Total Annual Fund Operating Expenses	0.85%(2)
Less: Fee and Expense Waivers	0.08%
Total Annual Fund Operating Expenses After Waivers	0.77%(3)

(1)	Acquired Fund Fees and Expenses represent fees and expenses incurred indirectly by the Fund on investments in shares of money market mutual funds or exchange-traded funds.

(2)

Total Annual Fund Operating Expenses will differ from the Fund’s ratio of total expenses to average net assets as presented in the Fund’s Financial Highlights because the operating expenses of the Fund as presented in the Financial Highlights do not include Acquired Fund Fees and Expenses.

(3)

The investment adviser has contractually agreed that, until November 1, 2026, it will waive its investment advisory fees and/or absorb or reimburse other Fund operating expenses to the extent necessary to limit the Fund’s annual operating expenses (excluding Acquired Fund Fees and Expenses, brokerage commissions, taxes, interest expense and any extraordinary expenses) to an amount not exceeding 0.75% of the Fund’s average daily net assets. Under the terms of this agreement, the Fund is obligated to reimburse the investment adviser the amount of advisory fees previously waived and Fund expenses previously absorbed or reimbursed by the investment adviser for a period of three years from the date such fees or expenses were waived, absorbed or reimbursed, but only if such reimbursement does not cause the Fund’s operating expenses (after reimbursement by the Fund is taken into account) to exceed the lesser of: (i) the expense limitation in effect at the time such fees and expenses were waived, absorbed or reimbursed by the investment adviser; and (ii) the expense limitation in effect at the time the investment adviser seeks reimbursement. This agreement may not be terminated by the investment adviser without the approval of the Board of Trustees of the Trust. The investment adviser may agree to continue after November 1, 2026 the current arrangement to limit the Fund’s expenses or to implement a similar arrangement, but it is not obligated to do so.

1

Risk/Return Summary (continued)

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as shown in the preceding table. The Example also takes into account that the investment adviser’s contractual agreement to waive its investment advisory fees and/or to absorb or reimburse Fund expenses remains in effect only until November 1, 2026. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$79	$263	$464	$1,042

Portfolio Turnover

The Fund incurs transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will result in higher transaction costs for the Fund and may also result in higher taxes for shareholders who hold Fund shares in taxable accounts. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 270% of the average value of its portfolio.

What are the Fund’s Principal Investment Strategies?

The Fund pursues its investment objective by investing its assets primarily in fixed-income securities, such as U.S. Treasury bonds, notes and bills, Treasury inflation-protected securities, U.S. Treasury Strips, U.S. Government agency securities, and investment grade corporate debt rated BBB or higher by Standard & Poor’s Global Ratings or Baa or higher by Moody’s Ratings, or having an equivalent rating from another independent rating organization. The Fund varies its allocations to these asset classes based on prevailing valuations and estimated expected returns in these markets as determined by Hussman Strategic Advisors, Inc., the Fund’s investment adviser. The Fund may invest up to 30% of its net assets in securities outside of the U.S. fixed-income market, such as utility and other energy-related stocks, precious metals and mining stocks, shares of real estate investment trusts (“REITs”), shares of exchange traded funds (“ETFs”) and other similar instruments, such as foreign government bond ETFs. In addition, the Fund may use foreign currency ETFs to establish or modify the portfolio’s exposure to currencies other than the U.S. dollar. The Fund may make limited use of Treasury debt options and futures to manage its exposure to interest rate risk.

2	Hussman Strategic Total Return Fund

Risk/Return Summary (continued)

The Fund’s principal investment strategies emphasize strategic management of the average interest rate sensitivity (“duration”) of portfolio holdings, the Fund’s exposure to changes in the yield curve, and allocation among fixed-income alternatives and inflation hedges. The interest rate sensitivity (duration) of a bond is related to the average date that an investor receives payment of principal and interest. Under normal market conditions, the duration of the Fund’s portfolio is expected to range between 1 year and 15 years. In its most aggressive stance (a duration of 15 years), the Fund’s net asset value (“NAV”) could be expected to fluctuate by approximately 15% in response to a 1% (100 basis point) change in the general level of interest rates.

The investment adviser believes that return/risk characteristics in the fixed-income market differ significantly across varying market conditions. The two most important dimensions considered by the investment adviser are “valuation” and “market action.” In the fixed-income market, favorable valuation means that yields on long-term bonds appear reasonable in relation to inflation, short-term interest rates, economic growth, and yields available on competing assets, such as utility stocks and foreign bonds. Market action considers the behavior of a wide range of yields and prices, in an attempt to assess the economic outlook of investors and their willingness to accept market risk. In addition, the investment adviser evaluates economic conditions, investor sentiment, interest rates, credit-sensitive indicators and other factors in an attempt to classify prevailing market conditions with historically similar instances.

Historically, different combinations of valuation, market action and other factors have been accompanied by significantly different bond market performance in terms of return/risk. The specific profile of yield behavior (such as changes in the yield curve or credit spreads) is also an important factor. The investment adviser believes that foreign government debt and precious metals stocks are favored when “real” U.S. interest rates (nominal interest rates minus inflation) are declining relative to “real” foreign interest rates.

The investment adviser generally will increase the exposure of the Fund to interest rate risk in environments where the return expected to be derived from that risk is high, and generally will reduce exposure to interest rate risk when the return expected to be derived from that risk is unfavorable. The investment adviser will also purchase utility and other energy-related stocks, precious metals stocks, shares of REITs, foreign currency ETFs, and foreign government bond ETFs when market conditions are believed to favor such diversification. There are no restrictions as to the market capitalizations of companies in which the Fund invests. However, the Fund invests primarily in stocks that are listed or trade on the New York Stock Exchange, the American Stock Exchange or the NASDAQ Stock Market. The Fund generally invests in stocks of companies with market capitalizations in excess of $500 million, although it may invest a portion of its assets in the stocks of companies having smaller market capitalizations.

3

Risk/Return Summary (continued)

Specific strategies for increasing interest rate exposure include the purchase of long-term bonds, Treasury zero-coupon bonds and Treasury interest strips, which exhibit magnified price movements in response to interest rate changes. The Fund will not invest more than 30% of its net assets in Treasury zero-coupon bonds and Treasury interest strips.

The Fund may use foreign currency ETFs to establish or modify its investment exposure to foreign currencies.

The Fund uses derivatives either to obtain investment exposures consistent with its investment objective and policies, or to hedge its investment exposures. Specific strategies for reducing or “hedging” the Fund’s interest rate exposure include the purchase of short-term notes and bills, which exhibit limited price movements in response to interest rate changes. The Fund may also purchase put options and write call options on Treasury futures to hedge the interest rate risk of long-term bonds in its portfolio. In addition, the Fund may seek to hedge its exposure in a given investment sector by effecting short sales of ETFs, or by purchasing put options on indices or ETFs considered by the investment adviser to be correlated with securities held by the Fund. The total notional value of the Fund’s hedge positions in fixed-income securities (the dollar value of Treasury securities represented by put and call options held by the Fund) is not expected to exceed the total value of fixed-income securities held by the Fund having remaining maturities of 5 years or more. The total notional value of the Fund’s hedge positions in equities is not expected to exceed the total value of equities held by the Fund. So the most defensive position expected by the Fund will be a “fully hedged” position in which the entire value of equities and intermediate and long-term fixed-income securities held by the Fund is protected. However, the Fund may experience a loss even when the entire value of its portfolio is hedged if the securities held by the Fund do not exceed the returns of the securities and financial instruments used to hedge.

What are the Principal Risks of Investing in the Fund?

Shares of the Fund may fall in value and there is a risk that you could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective. Due to the investment program employed by the Fund and the types of securities in which it invests, the Fund is designed for investors who are investing for the long term.

4	Hussman Strategic Total Return Fund

Risk/Return Summary (continued)

Risks of Fixed-Income Securities

General movements in interest rates will affect the prices of the fixed-income securities in which the Fund invests and thus, the Fund’s share price, on a daily basis. Significant declines are possible in both the general prices of fixed-income securities and the prices of the specific fixed-income securities held by the Fund.

Interest rate changes can be sudden and unpredictable and a wide variety of factors can cause interest rates to change, such as central bank monetary policies, inflation rates, supply and demand and general economic conditions. When interest rates rise, fixed-income securities in the Fund’s portfolio are likely to decline in price. Such price declines will be proportionally greater when the Fund’s holdings of these securities emphasize securities having longer maturities, which have greater interest rate risk and sensitivity to changes in interest rates than fixed-income securities having shorter maturities. It is difficult to accurately predict the direction of interest rates.

The Fund could lose money if the issuer of a bond or other fixed-income security in which it has invested fails to make scheduled principal or interest payments, or if the credit rating of the issuer is downgraded. Corporate debt has the greatest degree of credit risk among the fixed-income securities in which the Fund may invest. Although the Fund only purchases fixed-income securities having specified ratings, a security’s rating may thereafter be lowered. In such event, the Fund is not required to liquidate the position. When a debt security is rated below investment-grade (a so-called “junk” bond), it may be more difficult for the Fund to sell the security at a price approximating its market value, and there is greater risk of default in the payment of interest and principal.

Due to the long duration of Treasury zero-coupon bonds and Treasury interest strips, these securities are highly sensitive to interest rate fluctuations. The Fund’s ownership of these securities in a period of rising interest rates could cause a greater decline in the value of the Fund’s share price than if the Fund held coupon-bearing securities of a similar maturity. In addition, even though Treasury zero-coupon bonds and Treasury interest strips do not pay current income in cash, the Fund will be required to recognize interest income from these securities over the life of the investments and to distribute this income on a current basis, which may be taxable to shareholders.

Some fixed-income securities give the issuer the option to call, or redeem, those securities before their maturity dates. If an issuer calls a security during a period of declining interest rates, the Fund might not benefit from an increase in the value of the security, and might have to reinvest the proceeds in a security offering a lower yield.

5

Risk/Return Summary (continued)

Portfolio Management Risks

The success of the Fund’s investment program depends largely on the investment adviser’s skill in assessing the potential returns of the securities in which the Fund invests. It also depends on the investment adviser’s use of hedging strategies and alternatives to fixed-income securities that may not be employed by many other mutual funds, and there is no assurance that these strategies will be successful. The use of strategies to vary the Fund’s exposure to general market fluctuations over the course of the market cycle may adversely impact the investment performance of the Fund and may result in a high degree of portfolio turnover, which would result in higher transaction costs for the Fund. Also, because the Fund’s investment position at any given time will vary depending on the investment adviser’s assessment of the current conditions within the fixed-income securities market, the investment return and share price of the Fund may fluctuate or deviate from overall market returns to a greater degree than would be the case for funds that do not employ strategies similar to those employed by the Fund. For example, if the Fund has taken a defensive investment posture by shortening the average maturity of its portfolio and interest rates decline, the return to investors in the Fund will be lower than if the portfolio had maintained a longer average maturity. Alternatively, if the Fund has increased the average maturity of its portfolio, the Fund will experience a larger loss if there is an increase in interest rates.

Risks of Utility, Energy and Precious Metal Stocks and REITs

The Fund may invest in securities outside of the U.S. fixed-income market. These investments will generally include utility and other energy-related stocks, precious metals and mining stocks, and shares of REITs. Significant declines are possible both in the market in which such securities trade and in the prices of specific securities held by the Fund.

The values of stocks can fluctuate significantly, reflecting such things as the business performance of the issuing company, political events or general economic conditions. The value of an individual stock may fluctuate due to factors that affect a particular industry or industries, or due to conditions that are not specifically related to the particular company, such as investor perceptions of the company, or its industry or real or perceived adverse market or political conditions. Local, regional or global events such as war, acts of terrorism, government defaults or shutdowns, natural or environmental disasters, the spread of infectious illness or other public health issues, high inflation, recessions, the imposition of tariffs, re-negotiated trade agreements, or retaliatory measures, or other events could also have a significant adverse impact on the Fund and the value of its investments. General stock market movements will affect the values of the Fund’s investments in utility and other energy-related stocks, precious metals stocks, and shares of REITs, which may comprise a significant portion of the Fund’s investments, depending on market conditions.

6	Hussman Strategic Total Return Fund

Risk/Return Summary (continued)

Investments in utility stocks are subject to special risks due to government regulation, which may reduce a utility’s return on invested capital and limit its ability to finance capital spending or to pass cost increases through to consumers. Stocks of utilities may also be more sensitive to changes in interest rates than other types of equity investments.

Investments in energy-related stocks are subject to the risks of obsolescence of existing technology, fluctuations in energy prices, supply and demand, the success of exploration projects and government regulations and policies. The energy market has experienced periods of volatility and fluctuation that is often based on political or other factors that are out of the control of the issuers of the securities.

Prices of gold and other precious metal stocks can be extremely volatile and may be directly or indirectly influenced by a variety of global economic, financial and political factors. The price of gold and other precious metals may experience unusual price movements over short periods of time, which movements typically are not closely tied to the general movements of the stock market. The price of gold and precious metals may be affected by supply and demand, real or perceived inflationary trends and unpredictable monetary policies. Though precious metals investments may be used to hedge against inflation, currency devaluations and stock market declines, there is no guarantee that these historical relationships will continue.

Investments in shares of REITs are generally subject to the risks associated with investing in real estate, which include, without limitation, possible declines in the value of real estate; adverse conditions in the real estate rental market; adverse general and local economic conditions; possible lack of availability of mortgage funds; overbuilding in a particular market; changes in interest rates; and environmental problems. Shares of REITs may also be more sensitive to changes in interest rates than other types of equity investments.

Hedging and Derivatives Risks

The Fund may use options and futures on U.S. Treasury securities and options on Treasury ETFs to manage its exposure to fluctuations in interest rates. The Fund may use options on ETFs or indices to manage its equity exposure in specific sectors. The Fund may also use foreign currency ETFs to establish or modify the portfolio’s exposure to foreign currencies. The techniques used by the Fund to hedge investment risk are intended to protect against capital depreciation in the portfolio, but such techniques involve certain risks and may adversely impact the Fund’s investment performance. For example, a hedge using Treasury derivatives might not actually correlate well to the price movements of the fixed-income securities held by the Fund. When call or put options are owned by the Fund, it is possible that they may lose value over time, even if the securities underlying

7

Risk/Return Summary (continued)

the options are unchanged. When Treasury call options are written by the Fund, it is possible that the Fund may experience a reduction in gains in the event that interest rates decline. When the Fund uses foreign currency ETFs in order to establish or modify the portfolio’s exposure to foreign currencies, it is possible that the Fund may experience a loss in the event of a decline in the value of the underlying foreign currency.

Monetary Policy and Political Risk

In response to the global financial crisis that began in 2008, the U.S. Government and the Federal Reserve Board kept the federal funds rate near 0% and purchased large quantities of U.S. Government securities in the open market (i.e., quantitative easing) in an effort to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases, a lack of liquidity. In 2020, Congress approved stimulus intended to offset the severity and duration of the adverse economic effects of COVID-19 and related business activity disruptions. In 2022, the Federal Reserve aggressively raised interest rates and sold some of the U.S. Government securities on its balance sheet (i.e. quantitative tightening) in an effort to address rising inflation. Although the Federal Reserve has begun to lower interest rates, economic or other factors, such as inflation, could stop these changes. There is a risk that future actions by the U.S. Government to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, or increases or decreases in its holdings of U.S. Government securities, could result in increased volatility and less liquidity in the U.S. financial markets and the securities in which the Fund invests.

Foreign Investment Risk

The Fund may invest up to 30% of its net assets outside of the U.S. fixed-income market, which may include foreign government bond ETFs and foreign currency ETFs. Securities issued by foreign governments are subject to greater fluctuation in value and risks than securities of U.S. issuers traded in the U.S. markets. Political changes, changes in taxation, or currency controls could adversely affect the values of these investments. Foreign economies may also be less stable than the U.S. economy because of institutional weaknesses or economic dislocations and crises have occurred from time to time, both in developed and developing countries. The impact of political and diplomatic events within the global markets, such as the imposition of sanctions, counter sanctions and other retaliatory actions, may also adversely affect the foreign securities markets and the prices of securities held by the Fund. The risks associated with tensions or ongoing conflicts between nations, the precarious strategic competitive relationship between the U.S. and China, rising tensions involving the U.S., Iran and Israel, or political dysfunction within some nations that are global economic powers, could affect the economies of many nations, including the U.S., in ways that cannot be foreseen.

8	Hussman Strategic Total Return Fund

Risk/Return Summary (continued)

In addition to investing in foreign government bond ETFs, the Fund may invest in utility stocks, energy stocks and precious metals stocks of foreign issuers. Securities of foreign issuers are generally denominated in the currency of a foreign country, and are subject to the risk that the currency will decline in value relative to the U.S. dollar, or in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, trade balances, intervention (or lack thereof) by U.S. or foreign governments, central banks or supranational entities, the imposition of currency controls or other political developments.

What has Been the Fund’s Performance History?

The bar chart and performance table shown below provide some indication of the risks of investing in the Fund and variability of its returns. The bar chart shows changes in the Fund’s performance from year to year for each of the last 10 calendar years. The performance table shows how the Fund’s average annual total returns for 1, 5, and 10 years ended December 31, 2024 compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available on the Fund’s website at www.hussmanfunds.com or by calling 1-800-HUSSMAN (1-800-487-7626).

The Fund’s year-to-date return through September 30, 2025 is 18.69%.

During the periods shown in the bar chart, the highest return for a quarter was 8.88% during the quarter ended June 30, 2020 and the lowest return for a quarter was -6.24% during the quarter ended June 30, 2022.

9

Risk/Return Summary (continued)

Average Annual Total Returns for Periods Ended December 31, 2024

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

	One Year	Five Years	Ten Years
Return Before Taxes	6.06%	3.53%	3.83%
Return After Taxes on Distributions	4.86%	2.80%	3.32%
Return After Taxes on Distributions and Sale of Fund Shares	3.62%	2.44%	2.80%
BLOOMBERG U.S. AGGREGATE BOND INDEX (reflects no deduction for fees, expenses, or taxes)	1.25%	-0.33%	1.35%

Management of the Fund

Investment Adviser

Hussman Strategic Advisors, Inc.

Portfolio Manager

John P. Hussman, Ph.D. is primarily responsible for the day-to-day management of the portfolio of the Fund. Dr. Hussman is the Chairman and President of Hussman Strategic Advisors, Inc. and has served as the portfolio manager of the Fund since its inception in September 2002.

Purchase and Sale of Fund Shares

Minimum Initial Investment – None

Minimum Subsequent Investment – None

The Fund reserves the right to establish minimum investment amounts or to liquidate an account whose balance remains below $500 for a period of 12 months or more.

10	Hussman Strategic Total Return Fund

Risk/Return Summary (continued)

You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange is open for business. Transactions may be initiated by written request (The Hussman Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246), by telephone (1-800- HUSSMAN), through the Fund’s website (www.hussmanfunds.com), or through your financial institution.

Tax Information

The Fund’s distributions are generally taxed as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or you are a tax-exempt investor. If you are investing through a tax-deferred arrangement, you may be taxed later when you withdraw money from your account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund (or the investment adviser) may pay the intermediary for various account-related or shareholder services the intermediary provides to the Fund or to its customers who invest in the Fund. These payments may create a conflict of interest on the part of the broker-dealer or other intermediary. Ask your salesperson or visit your financial intermediary’s website for more information.

11

Investment Objective, Strategies and Related Risks

INVESTMENT OBJECTIVE

The Fund seeks to achieve long-term total return from income and capital appreciation. It pursues this objective by investing primarily in fixed-income securities. The Fund is designed for investors who want to participate in the fixed-income markets, and also want to reduce their exposure to general market fluctuations in conditions that have historically been unfavorable for fixed-income securities.

PORTFOLIO MANAGEMENT PROCESS

The following discussion is intended to explain the general framework used by the investment adviser to assess whether market conditions are favorable or unfavorable, and to choose the securities held by the Fund. It should not be interpreted as an exhaustive account of the market analysis techniques used by the investment adviser. The investment adviser’s estimates of prospective market return and risk are based on historical data. There is no assurance that these return/risk profiles will have validity in the future or allow the investment adviser to correctly assess market conditions.

Duration

A central feature of any fixed-income investment is its duration. The price of a fixed-income security, such as a bond, reflects the present discounted value of future interest and principal payments. The duration of a fixed-income security is the average date at which these payments are made, weighted by their present value. For example, a 10-year bond having a zero coupon simply has a duration of 10 years. In contrast, a 10-year 6% coupon bond priced at par has a duration of only 7.8 years. The coupon bond has a lower duration – and lower sensitivity to interest rate changes – because part of its payment stream is received annually as coupon payments. Importantly, duration measures not only the effective maturity of a bond, but is also a measure of its price sensitivity to interest rate changes.

When long-term interest rates are relatively high and falling, long duration securities typically exhibit strong capital gains and favorable total returns. In contrast, when long-term interest rates are relatively low and rising, long duration securities typically exhibit significant capital losses and unfavorable total returns.

The investment adviser adjusts the duration of the Fund’s portfolio in response to changes in market conditions. Rather than exposing the Fund to passive interest rate risk at all times, the investment adviser attempts to limit the risk of major capital loss by shortening portfolio duration during conditions that have historically been unfavorable for fixed-income investments, and to increase the Fund’s potential for capital gains by lengthening portfolio duration during conditions that have historically been rewarding for fixed-income investments.

12	Hussman Strategic Total Return Fund	(800) HUSSMAN

Investment Objective, Strategies and Related Risks
(continued)

Yield Curve

The yield curve depicts the profile of interest rates from short-term to long-term maturities. Shifts in the shape of the yield curve have important consequences on the total return of fixed-income securities of various maturities. For example, during the latter part of economic expansions, inflationary pressures often rise, causing an “inverted yield curve,” where short-term interest rates rise above long-term rates. Depending on the strength of these shifts, short-term fixed-income securities may actually be subject to greater price fluctuation than long-term bonds. Conversely, when a portion of the yield curve slopes steeply upward, certain medium-term securities may actually deliver a greater total return than higher-yielding long-term securities, as time passes and the position of each bond “rides” along the yield curve. The investment adviser intends to adjust the Fund’s portfolio in response to perceived opportunities and risks presented by shifts in the yield curve.

Investments in Securities Outside of the U.S. Fixed Income Market

Depending on the profile of valuations and market action, the Fund may invest up to 30% of its net assets in securities outside of the U.S. fixed-income market. These securities may include utility and other energy-related stocks, gold mining stocks and other precious metals stocks, shares of REITs and ETFs, such as foreign currency and foreign government bond ETFs. The investment adviser intends to purchase these types of securities when market conditions are believed to favor such diversification.

The investment adviser believes that the long-term total return on utility and other energy-related stocks is driven by the sum of the dividend yield and the long-term growth rate of dividends. Short-term returns are also affected by the trend of yields in competing assets such as bonds. Prices of gold mining stocks and other precious metals stocks can be influenced by a variety of global economic, financial and political factors and may experience unusual price volatility over short periods of time. The prices of REIT shares are generally subject to the risks associated with investing in real estate, including changes in interest rates.

Foreign currencies are held by investors both as a means of payment and as an investment vehicle. The investment adviser employs proprietary methods of estimating the valuation of foreign currencies. Specifically, the investment adviser believes that exchange rates are driven by international differences in the prices of goods and services, and by relative levels of real interest rates (nominal interest rates minus inflation) across countries. In general, countries with relatively high real interest rates typically have exchange rates that are higher than would be predicted by relative price levels. Moreover, changes in real interest rates have important effects on exchange rates. As the price of gold typically moves inversely to the value of the U.S. dollar, market conditions that are relevant to foreign currencies are typically relevant to gold as well.

13

Investment Objective, Strategies and Related Risks
(continued)

Evaluation of Market Conditions

Unlike many fixed-income funds, the Fund seeks to vary its emphasis strategically between capital appreciation and protection of capital depending on market conditions. The investment adviser uses an ensemble of evidence to classify investment conditions, with “valuation” and “market action” being the most important considerations. In the fixed-income market, favorable valuation means that yields on long-term bonds appear reasonable in relation to inflation, short-term interest rates, economic growth, and yields available on competing assets, such as utility stocks and foreign bonds. Market action considers the behavior of a wide range of yields and prices, in an attempt to assess the economic outlook of investors and their willingness to accept market risk.

The intent of the investment adviser’s approach is not to predict the future direction of interest rates, but rather to classify prevailing investment conditions with those historical instances having the greatest similarity. Based on its classification of prevailing market conditions and their average historical return/risk profile, the investment adviser seeks to position the Fund’s portfolio so as to accept those investment risks which have historically been compensated by high returns, on average, while attempting to systematically avoid those risks which have historically not been compensated. It should be recognized that all of the market conditions identified by the investment adviser are based on average profiles of expected market returns and risks. Thus, actual market returns may be positive or negative in any specific instance.

The investment adviser believes that the strongest returns in the fixed-income market generally occur when both valuations and market action are favorable. On a historical basis, much of the lowest risk, highest return performance of the fixed-income market has been associated with these conditions. Accordingly, this is a climate in which the Fund may establish an aggressive investment position by maintaining a longer average portfolio maturity, possibly including substantial investments in long-term debt and Treasury strips, which have a high sensitivity to interest rate fluctuations. Although historical returns for long-term bonds in such conditions have typically been above the norm, it is possible that returns may be negative during any particular period. An emphasis on long-term bonds in this climate could lead to a greater loss or a smaller gain than if the Fund had maintained a shorter average portfolio maturity.

Because the level of yields is the primary source of returns in the fixed-income markets, the Fund will tend to emphasize medium- and long-term fixed-income investments when interest rates are relatively high, regardless of the status of market action. However, the exposure of the Fund to interest rate risk is generally expected to be less aggressive when market action is unfavorable than when it is favorable.

14	Hussman Strategic Total Return Fund	(800) HUSSMAN

Investment Objective, Strategies and Related Risks
(continued)

When interest rates are unfavorably low and market action exhibits favorably declining yield trends, the Fund will tend to emphasize short- and medium-term securities, while using declines in yield as opportunities to reduce its holdings of long-term bonds or otherwise to hedge its interest rate risk.

The investment adviser believes that the most severe market losses generally occur when both valuations and market action are unfavorable. This is typically a climate in which the Fund will establish a defensive investment position by maintaining a shorter average portfolio maturity emphasizing short-term securities. In this climate, the Fund may also hedge its exposure to interest rate risk by using options on Treasury securities or by effecting short sales of ETFs. Although historical returns in this climate have been, on average, below the norm, it is possible that returns may be significantly positive during any particular period. The emphasis on short-term securities in this climate could lead to a loss or a smaller gain than if the Fund had maintained a higher average portfolio maturity.

INVESTMENT PRACTICES AND RISKS

The Fund invests primarily in fixed-income securities issued by the U.S. Treasury, U.S. Government agency securities (primarily mortgage-related securities), and investment grade corporate debt securities. The primary strategy of the Fund involves adjustment of the Fund’s average portfolio maturity (duration) in response to changes in the market climate identified by the investment adviser. A brief description of the Fund’s investments and the investment practices that the Fund may employ, together with a discussion of certain risks associated with those investments and practices, is provided below. The principal risks of investing in the Fund are disclosed above in the “Risk/Return Summary,” and should be considered before investing in the Fund. (The Statement of Additional Information (“SAI”) contains further details about particular types of investments, investment strategies and hedging techniques that may be utilized by the Fund, as well as their risks.)

The following relates to the principal risks of investing in the Fund:

●

Fixed-Income Investment Risks. Fixed income securities are subject to interest rate risk, which may be substantial for long-term debt and are also subject to varying degrees of credit risk and liquidity risk. Interest rate changes can be sudden and unpredictable and a wide variety of factors can cause interest rates to rise, such as central bank monetary policy, inflation rates and general economic conditions. Mortgage-related securities are subject to special risks that may result in increased losses when interest rates rise, and limit appreciation when interest rates fall.

15

Investment Objective, Strategies and Related Risks
(continued)

●

Stock Investment Risks. Significant declines are possible both in the overall stock market and in the prices of specific securities held by the Fund. The values of stocks can fluctuate significantly, reflecting such things as the business performance of the issuing company, general economic conditions and investors’ perceptions of the company, its industry or the overall stock market. Stock market risk includes the risk that geopolitical and other events will disrupt the economy on a national or global level, which may cause stock prices to fall or fail to rise over extended periods of time for a variety of reasons. These events include natural disasters, epidemics or pandemics, terrorism and war. Ongoing conflicts and high inflation, and recent efforts by the U.S. Government to re-negotiate many of its global trade relationships and impose significant import tariffs, could continue to have adverse effects on the markets and may detract from the Fund’s performance to the extent it is exposed to these or other events. Actions taken by the Federal Reserve to control inflation and other political events and conditions, including internal political discord, large expansion of government deficits and debt, routine elections, and government policy changes, may also affect investor and consumer confidence, and adversely impact the financial markets. The Fund is subject to the risk that U.S. or foreign economic and political events (including protectionist measures, interventions in the financial markets and changes in fiscal, monetary or tax policies) will adversely affect the U.S. securities markets and the prices of securities held by the Fund.

General stock market movements will affect the values of the Fund’s investments in utility and other energy-related stocks, precious metals stocks, shares of REITs and shares of ETFs, which may comprise a significant portion of the Fund’s net assets depending on market conditions. Investments in utility stocks are subject to special risks due to government regulation, which may reduce a utility’s return on invested capital and limit its ability to finance capital spending or to pass cost increases through to consumers. Stocks of utilities may also be more sensitive to changes in interest rates than other types of equity investments. Investments in energy-related stocks are subject to the risks of obsolescence of existing technology, fluctuations in energy prices, supply and demand, the success of exploration projects and government regulations and policies. Prices of precious metals stocks can be influenced by a variety of global economic, financial and political factors and may experience unusual price movements over short periods of time, which movements typically are not closely tied to the general movements of the stock market. REITs are generally subject to the risks associated with investing in real estate, which include, without limitation: possible declines in the value of real

16	Hussman Strategic Total Return Fund	(800) HUSSMAN

Investment Objective, Strategies and Related Risks
(continued)

estate; adverse conditions in the real estate rental market; adverse general and local economic conditions; possible lack of availability of mortgage funds; overbuilding in a particular market; changes in interest rates; and environmental problems.

●

Inflation Risk. Like all mutual funds, the Fund is subject to inflation risk, which is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions, if any. Unanticipated or persistent inflation may also have a material and adverse impact on the financial condition or operating results of companies in which the Fund may invest, which may cause the value of the Fund’s holdings in such companies to decline.

●

Zero-Coupon Bonds and Treasury STRIPS. The Fund may invest in zero-coupon bonds and U.S. Treasury STRIPS. These include securities that have no coupons and pay interest only at maturity, and securities that have been stripped of their interest coupons, as well as individual interest coupons from such securities that trade separately. These securities entitle the holder to a single payment at maturity, and are purchased at a discount from their maturity value. STRIPS and other zero-coupon securities typically have a significantly higher duration than coupon securities of the same maturity, and experience proportionately greater price fluctuations in response to changes in interest rates. The Fund intends to use STRIPS and similar instruments to increase portfolio duration during market climates in which long-term interest rates are high relative to inflation and short-term interest rates. These securities have significant interest rate risk, and generally experience larger price declines when interest rates rise, compared with coupon-bearing securities of the same maturity.

●

Derivatives Risk. The Fund may purchase and sell futures contracts on U.S. Treasury securities, as well as put and call options on U.S. Treasury futures contracts, indices, or ETFs, to manage its interest rate risk. These futures contracts enable an investor to buy or sell a U.S. Treasury security in the future at an agreed-upon price. The Fund may also purchase put options on indices or ETFs to manage its exposure in a specific sector of the equities market. A call option on a futures contract gives the purchaser of the option the right to purchase the underlying futures contract from the writer of the option at a specified exercise price. A put option on a futures contract gives the purchaser of the option the right to sell the underlying futures contract to the writer of the option at a specified exercise price.

17

Investment Objective, Strategies and Related Risks
(continued)

The Fund may purchase and sell put and call options on foreign currencies and currency futures contracts to establish or modify the portfolio’s exposure to non-U.S. dollar-denominated currencies. The Fund may also use cash-settled currency options, which deliver cash upon exercise. A cash-settled call option gives the holder the right to receive the amount by which the actual price of the foreign currency exceeds the specified exercise price of the option (both generally expressed in U.S. dollars), if this value is positive at the time of exercise. A cash-settled put option gives the holder the right to receive the amount by which the specified exercise price of the option exceeds the actual price of the foreign currency, if this value is positive at the time of exercise. The expected use of foreign currency options by the Fund will be to simultaneously purchase call options and write put options on currencies which the Fund seeks to own. Alternatively, the Fund may purchase currency futures contracts to gain exposure to currencies which the Fund seeks to own. These strategies are intended to simulate the purchase of a short-term money market instrument denominated in the foreign currency.

The Fund may seek to enhance returns by writing call options to hedge debt securities which are owned by the Fund but which are not expected to advance significantly in price over the short term. Call options may also be written to hedge debt securities held by the Fund for the purpose of hedging interest rate risk. The Fund may purchase put options for the purpose of hedging the interest rate risk of debt securities held by the Fund. The Fund may also simultaneously write call options and purchase put options in order to restrict price fluctuations within a desired range.

The techniques used by the Fund to hedge its portfolio are considered by the investment adviser to be conservative strategies, but involve certain risks. Derivatives such as futures contracts and options can be volatile and the potential loss to the Fund may exceed the Fund’s initial investment. The use of these instruments requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If the investment adviser uses a derivative instrument at the wrong time or judges market conditions incorrectly, or if the derivative instrument does not perform as expected, these strategies may significantly reduce the Fund’s return. The Fund could also experience losses if the securities underlying its positions in derivatives are not closely correlated with the securities held by the Fund, or if the Fund is unable to close out a position because the market for an instrument or position is or becomes illiquid. Options purchased by the Fund may decline in value with the passage of time, even in the absence of movement in the price of the underlying security.

18	Hussman Strategic Total Return Fund	(800) HUSSMAN

Investment Objective, Strategies and Related Risks
(continued)

The Fund is required to comply with Rule 18f-4 under the Investment Company Act of 1940 (the “1940 Act”) which imposes limits on the amount of derivatives that the Fund can enter into and treats derivatives, as well as certain other debt securities, as senior securities. The Fund’s ability to use derivative instruments in some market conditions could potentially be affected Rule 18f-4.

●

Inflation Indexed Securities. The Fund may invest in inflation-indexed securities issued by governments and their agencies or instrumentalities or by corporations. These may include Treasury Inflation-Protected Securities (“TIPs”). The principal amount of a TIP is periodically adjusted according to changes in the rate of inflation as measured by the Consumer Price Index (“CPI”). The interest rate is fixed at issuance as a percentage of the principal amount as so adjusted from time to time. If the CPI declines, the principal amount of the security will be reduced and, consequently, the amount of interest payable on the security will also be reduced. Because of this inflation adjustment feature, inflation-indexed securities usually have lower yields than conventional fixed-rate bonds. Any increase in the principal amount of an inflation-indexed security is taxable currently as ordinary income, even though the investor does not receive the principal until maturity.

●

Exchange Traded Fund Risk. The Fund may invest a portion of its assets in shares of ETFs registered under the 1940 Act and similar investment vehicles to maintain or adjust the Fund’s exposure to the bond market generally or to a particular segment of the bond market or a foreign currency, and to manage the Fund’s risk exposure. ETFs and similar vehicles in which the Fund invests differ from traditional mutual funds in that shares of an ETF are listed on a securities exchange and can be traded intraday. ETFs in which the Fund invests typically hold a portfolio of bonds or common stocks and are designed to track the performance of a particular index. Similar investment vehicles in which the Fund invests that are not investment companies due to their legal structure are similar to ETFs and are designed to track the performance of an index or basket of securities.

Investments in shares of ETFs and similar investments involve risks generally associated with investments in common stocks or fixed-income securities, including the risk that the prices of stocks or bonds, or that the prices within a particular sector, may decline, thereby affecting adversely the value of the shares of the ETFs held by the Fund. Investments in ETF shares are subject also to the risks that: (1) an active trading market for shares may not develop or be maintained; (2) an ETF’s share price may not track the ETF’s specified market

19

Investment Objective, Strategies and Related Risks
(continued)

index and shares of ETFs may trade below net asset value; (3) the prices of shares of ETFs in which the Fund invests, which are not actively managed and do not take defensive positions, may be volatile and these ETFs may incur losses in the event of a general market decline; (4) trading of shares may be temporarily halted under rules of the listing exchange as a result of “circuit breakers” that are triggered by significant share price declines or if the listing exchange deems a trading halt appropriate; and (5) shares may be delisted from trading on an exchange.

The investment adviser may decide to purchase or sell short ETF shares (or shares of similar investment vehicles) or options on ETF shares for the same reasons it would purchase or sell (and as an alternative to purchasing or selling) futures contracts or options on futures contracts—to obtain exposure to the bond market or a particular segment of the bond market or a foreign currency, or to hedge the Fund’s portfolio against such exposures. Depending on the holding period and other factors, the use of ETF shares and options thereon (and similar investments) can be less costly than the use of index options or index futures. In addition, these investments can typically be purchased in amounts that are smaller than available from futures contracts and may provide the Fund with the ability to create exposure to markets and market sectors for which there are no suitable or liquid futures contracts or options. When ETF shares are held by the Fund, the Fund indirectly bears its pro-rata share of the ETF’s fees and expenses, which are in addition to the Fund’s own fees and expenses.

●

Short Sales of ETFs. The Fund may effect short sales of ETF shares and similar investment vehicles to hedge its investment exposure to stocks or bonds. However, these transactions nonetheless involve certain risks. A short sale involves the sale of ETF shares that the Fund does not own in anticipation of purchasing those shares in the future at a lower price. If the price of the ETF shares sold short declines (in an amount exceeding transaction costs), the Fund will realize a gain from the transaction. Conversely, if the price of the shares sold short increases, the Fund will realize a loss. The amount of this loss, in theory, is unlimited because there is no limit on the possible increase in market price of the securities sold short. For this reason, short selling is considered to be a speculative practice.

The following relates to the non-principal risks of investing in the Fund:

●

Market Capitalization Risk. The Fund may invest a portion of its assets in the stocks of companies having smaller market capitalizations, including mid-cap and small-cap stocks. The stocks of these companies often have less

20	Hussman Strategic Total Return Fund	(800) HUSSMAN

Investment Objective, Strategies and Related Risks
(continued)

liquidity than the stocks of larger companies and these companies frequently have less management depth, narrower market penetrations, less diverse product lines, and fewer resources than larger companies. Due to these and other factors, stocks of smaller companies may be more susceptible to market downturns and other events, and their prices may be more volatile than stock prices of larger companies.

●

Sector Focus Risk. From time to time the Fund may maintain weightings in particular business sectors that deviate significantly from the weightings of those sectors in broad-based market indices. At times when the Fund emphasizes investment in one or more particular business sectors, it will be more susceptible to financial, market or economic events generally affecting issuers and industries within those sectors than funds that do not emphasize investment in particular sectors. Certain factors may affect a particular industry or industries, such as labor shortages, increased production cost, supply chain disruptions, or competitive conditions within an industry. This may increase the risk of loss associated with an investment in the Fund and the Fund’s share price volatility.

●

Convertible Bonds. Corporate bonds purchased by the Fund may include securities that are convertible at a stated price or rate within a specified period of time into a specified number of shares of common stock of the issuer. By investing in convertible bonds, the Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the bonds are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on the common stock. The value of a convertible bond is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the bond’s worth, at market value, if converted into the underlying common stock). A convertible bond may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible bond. If a convertible bond held by the Fund is called for redemption, the Fund must permit the issuer to redeem the bond, convert it into the underlying common stock or sell it to a third party.

●

Emerging Markets Risk. The risks of foreign investments are significantly greater for investments in emerging market countries than investments in more developed countries. Currently, emerging markets include, among others, most African, Asian, Eastern European, Middle Eastern and South and

21

Investment Objective, Strategies and Related Risks
(continued)

Central American nations. These countries may have sovereign ratings that are below investment grade or are unrated. The Fund will be subject to the risk that the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal and interest when due. Investments in emerging markets are typically less liquid and are especially subject to greater price volatility, and the costs of trading in those markets are often higher than the costs of trading in markets in developed countries. Rapid changes in inflation rates may have a negative impact on the economies and securities markets of certain emerging market countries. Many emerging market countries are subject to a substantial degree of economic, political and social instability, and their markets are often less stable, smaller, less liquid, and less regulated than markets in developed countries. The reporting, accounting, custody and auditing standards of issuers in emerging markets are often not as rigorous as those in developed countries and there may be difficulties in enforcing legal judgments, contractual rights or other remedies. Investing in emerging market countries involves greater risk of loss due to expropriation, confiscation of assets, the imposition of restrictions on foreign investments and on repatriation of capital invested.

●

Mortgage-Related Securities Risk. Mortgage-related securities are subject to varying degrees of credit risk, depending on whether they are issued by agencies or instrumentalities of the U.S. Government (including those whose securities are neither guaranteed nor insured by the U.S. Government) or by non-governmental issuers. Securities issued by private organizations may not be readily marketable and since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, mortgage-related securities have been subject to greater illiquidity risk. Because rising interest rates reduce the tendency of mortgage borrowers to prepay or refinance their loans, rising interest rates tend to increase the effective maturity of mortgage-related securities, resulting in greater losses when interest rates rise. This is known as extension risk. Conversely, falling interest rates may encourage borrowers to pay off or refinance their mortgages sooner than expected. This can reduce the effective maturity of mortgage-related securities and lower the returns of the Fund because the Fund will have to reinvest its assets at the lower prevailing interest rates. This is known as prepayment risk.

●

Temporary and Defensive Investments. During periods of extremely adverse market or economic conditions, generally reflecting unusually elevated valuations, weak market action, or severe liquidity risks in the judgment of the investment adviser, the Fund may temporarily adopt a defensive investment position and invest all or a substantial portion of its assets in money market

22	Hussman Strategic Total Return Fund	(800) HUSSMAN

Investment Objective, Strategies and Related Risks
(continued)

instruments and shares of money market mutual funds, or it may hold cash (such as U.S. Treasury bills or U.S. Treasury bonds having remaining maturities at the time of purchase of one year or less). When the Fund is in a temporary defensive position, the opportunity to achieve its investment objective will be limited. If the general stock market or bond market advances during such periods, the Fund’s investment return might be lower than if it invested substantially in stocks or fixed-income investments. The Fund may also invest in money market instruments and shares of money market mutual funds for liquidity purposes, or hold these investments as collateral against certain hedging positions held by the Fund. When the Fund invests in shares of money market mutual funds, the Fund bears its pro rata share of the fees and expenses of those funds, which are in addition to the Fund’s own fees and expenses.

●

Portfolio Turnover. The Fund does not necessarily hold the fixed-income securities in which it invests to maturity. Its holding period for some securities may be relatively short. Because the Fund places added emphasis on capital appreciation during certain market climates, the Fund may buy a security and sell that security a short period of time after its purchase to realize gains if the investment adviser believes that the sale is in the best interest of the Fund (for example, if the investment adviser believes an alternative investment has greater growth potential). Short-term trading will increase the Fund’s portfolio turnover rate and generate higher transaction costs due to brokerage commissions or dealer mark-ups and other expenses, which would reduce the Fund’s investment performance. In addition, a high level of short-term trading may accelerate taxable income recognized by shareholders, and may reduce the after-tax returns of shareholders, because it may generate short-term capital gains, which are taxed at ordinary income tax rates.

●

Technology and Cybersecurity Risk. Various technologies are used by the investment adviser and other service providers in connection with their operations and in providing services to the Fund. There is a risk that technology malfunctions, breaches in cybersecurity or other circumstances affecting these technologies may adversely impact the Fund’s operations (including services available to shareholders and the Fund’s investment program) or may result in the release of proprietary information concerning the Fund or its shareholders, reputational damage to the Fund or regulatory violations. In turn, these events may cause the Fund to incur penalties, additional costs and financial loss. Similar types of risk are also present for the issuers of securities in which the Fund invests, government and regulatory authorities, financial market operators, financial institutions, vendors and other service providers, which could adversely impact such issuers and the value of the Fund’s investments.

23

Investment Objective, Strategies and Related Risks
(continued)

PORTFOLIO HOLDINGS DISCLOSURE POLICY

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

24	Hussman Strategic Total Return Fund	(800) HUSSMAN

Fund Management

THE INVESTMENT ADVISER AND PORTFOLIO MANAGER

Hussman Strategic Advisors, Inc. (“Hussman Strategic Advisors”), 6021 University Boulevard, Suite 490, Ellicott City, Maryland 21043, serves as the investment adviser of the Fund. Hussman Strategic Advisors is a registered investment adviser that manages more than $613 million in assets as of June 30, 2025.

John P. Hussman, Ph.D. (Economics, Stanford University, 1992) has been the Chairman, President and controlling shareholder of Hussman Strategic Advisors since its inception in August 1999. Dr. Hussman also serves as the President of Hussman Investment Trust (the “Trust”) and has been the portfolio manager of the Fund since its inception in September 2002. From 1992 until 1999, he was an Adjunct Assistant Professor of Economics and International Finance at the University of Michigan and the Michigan Business School. His academic research has focused on financial market efficiency and information economics.

Dr. Hussman is responsible for the day-to-day investment decisions and continuously reviews, supervises and administers the Fund’s investment program. The Fund’s SAI contains further details about Dr. Hussman’s compensation, other accounts managed by Dr. Hussman, and Dr. Hussman’s ownership of Fund shares. Dr. Hussman’s knowledge and expertise regarding the investment and hedging strategies used by the Fund may be critical to the Fund’s ability to pursue its investment program. For this reason, in the event that Dr. Hussman becomes unable to manage the Fund’s investment portfolio, the Board of Trustees of the Trust would take such action as it deems to be in the best interest of the Fund’s shareholders, which could include an orderly liquidation of the Fund and the return of capital to shareholders.

In consideration of the services provided by Hussman Strategic Advisors, the Fund pays Hussman Strategic Advisors an investment advisory fee based upon the amount of the Fund’s average daily net assets. The investment advisory fee is computed at the annual rates of 0.50% of the first $1 billion of average daily net assets of the Fund, 0.45% of the next $1.5 billion of such assets, and 0.40% of such assets over $2.5 billion, less any fee waivers.

Hussman Strategic Advisors has contractually agreed that, until November 1, 2026, it will waive its investment advisory fees and/or absorb or reimburse other Fund operating expenses to the extent necessary to limit the Fund’s annual operating expenses (excluding fees and expenses incurred by the Fund on its investments in other investment companies and pooled investment vehicles, brokerage commissions, taxes, interest expense and any extraordinary expenses) to an amount not exceeding 0.75% of the Fund’s average daily net assets. Under the terms of this agreement, the Fund is obligated to reimburse Hussman Strategic Advisors the amount of advisory

25

Fund Management (continued)

fees previously waived and Fund expenses previously absorbed or reimbursed by Hussman Strategic Advisors for a period of three years from the date such fees or expenses were waived, absorbed or reimbursed, but only if such reimbursement does not cause the Fund’s operating expenses (after reimbursement by the Fund is taken into account) to exceed the lesser of: (i) the expense limitation in effect at the time such fees and expenses were waived, absorbed or reimbursed by Hussman Strategic Advisors; and (ii) the expense limitation in effect at the time Hussman Strategic Advisors seeks reimbursement. This agreement may not be terminated by Hussman Strategic Advisors without the approval of the Board of Trustees. Hussman Strategic Advisors may agree to continue after November 1, 2026 the current arrangement to limit the Fund’s expenses or to implement a similar arrangement, but it is not obligated to do so. During the fiscal year ended June 30, 2025, Hussman Strategic Advisors waived $239,092 of the Fund’s expenses and did not recoup any previous fee reductions. The investment advisory fee paid by the Fund to Hussman Strategic Advisors during the fiscal year ended June 30, 2025, including the fee waiver, was equal to 0.42% of the Fund’s average daily net assets.

A discussion regarding the basis for the most recent approval by the Board of Trustees of the annual continuance of the Fund’s investment advisory agreement with Hussman Strategic Advisors is available in the Fund’s financial statements for the fiscal year ended June 30, 2025.

THE ADMINISTRATOR

Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund’s administrator, transfer agent and fund accounting agent. Management and administrative services of Ultimus include (i) providing officers and administrative personnel to the Fund, (ii) obtaining valuations, calculating NAVs and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory and reporting services, (v) processing shareholder account transactions and disbursing dividends and distributions, and (vi) supervising custodial and other third party services.

The SAI has more detailed information about the Fund’s service providers.

26	Hussman Strategic Total Return Fund	(800) HUSSMAN

How the Fund Values Its Shares

The net asset value (“NAV”) of the Fund’s shares is calculated as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on each day that the New York Stock Exchange is open for trading. Currently, the New York Stock Exchange is open for trading every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas. To calculate NAV per share, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding.

The Fund values its portfolio securities at their current market values determined on the basis of market quotations from the principal exchange or market on which they are traded. Such securities are generally valued at the official closing price or the last reported sales price, or if there are no sales on that day, the last bid price. If market quotations are not readily available or are considered to be unreliable due to significant market events or other developments, securities and other financial instruments are valued at their fair values as determined by the investment adviser as the Fund’s valuation designee, under procedures adopted by the Board of Trustees pursuant to Rule 2a-5 under the 1940 Act. Valuing portfolio securities at fair value involves reliance on judgment and a security’s fair value may differ depending on the method used for determining value. As a result, the prices of securities used in calculating the Fund’s NAV may differ from quoted or published prices for the same securities.

Pursuant to procedures approved by the Board of Trustees, options traded on a national securities exchange are valued at prices between the closing bid and ask prices determined by the investment adviser to most closely reflect market value as of the time of computation of NAV. Futures contracts and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of regular trading on the New York Stock Exchange, or, if not available, at the mean of their bid and ask prices.

In determining its NAV, the Fund values shares it holds of other open-end investment companies registered under the 1940 Act (except shares of ETFs which are valued using their sales prices or market quotations) based upon the NAVs of those shares as last determined by those investment companies prior to the time as of which the NAV of the Fund is calculated. The prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Your order to purchase or redeem Fund shares is effected at the NAV per share next calculated after your order is received by the Fund in the manner set forth below (see “How to Buy Shares” and “How to Redeem Shares”).

27

How to Buy Shares

The Fund is a no-load fund. This means that shares may be purchased without imposition of a sales charge. Shares of the Fund are available for purchase from the Fund every day the New York Stock Exchange is open for business, at the Fund’s NAV per share next calculated after receipt of a purchase order in proper form. The Fund reserves the right to reject any purchase request. Investors who purchase and redeem shares through a brokerage firm or other financial intermediary may be charged a fee by such brokerage firm or intermediary.

The Fund mails you confirmations of all purchases or redemptions of Fund shares. You must contact the Fund in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Fund may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date. Certificates representing shares are not issued.

MINIMUM INITIAL INVESTMENT

Low-Balance Accounts. While the Fund does not impose a minimum investment amount on initial or subsequent investments, the Fund reserves the right to liquidate a fund account whose balance remains below $500 for a period of 12 months or more. Prior to exercising this right, the Fund will provide written notice to the shareholder, allowing a 60-day period to increase the balance to $500 or more. At the discretion of the investment adviser, the Fund may waive the low-balance threshold upon written request.

OPENING AN ACCOUNT

An account may be opened by mail or bank wire, as follows:

By Mail. To open a new account by mail:

●	Complete and sign the account application.

●	Enclose a check payable to Hussman Strategic Total Return Fund.

●	Mail the application and the check to the Fund’s transfer agent, Ultimus Fund Solutions, LLC (the “Transfer Agent”), at the following address:

Regular Mail	Overnight Mail
Hussman Strategic Total Return Fund	Hussman Strategic Total Return Fund
c/o Ultimus Fund Solutions, LLC	c/o Ultimus Fund Solutions, LLC
P.O. Box 46707	225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246	Cincinnati, Ohio 45246

28	Hussman Strategic Total Return Fund	(800) HUSSMAN

How to Buy Shares (continued)

All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. The Fund does not generally accept cash equivalents (cash, cashier’s checks, bank official checks, certified checks, bank money orders), counter checks, starter checks, traveler’s checks, money orders, credit card checks, and checks made to third parties. The Fund does not also accept third party checks (except for properly endorsed IRA transfer and rollover checks) or foreign checks (checks drawn on non-U.S. financial institutions). When shares are purchased by check, the proceeds from the redemption of those shares may not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days. If an order to purchase shares is canceled because your check does not clear, you will be charged $25 and will also be responsible for any resulting losses or other fees incurred by the Fund or the Transfer Agent in the transaction.

By sending your check to the Transfer Agent, please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Transfer Agent cannot post the transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.

By Wire. To open a new account by wire of federal funds, call the Transfer Agent at 1-800-HUSSMAN. A representative will assist you in obtaining an account application, which must be completed, signed and telecopied or mailed to the Transfer Agent before payment by wire may be made. The representative will also provide information necessary for you to provide payment instructions to your financial institution.

An order is considered received when the Transfer Agent receives payment by wire. If your account application was telecopied to the Transfer Agent, you must also mail the completed account application to the Transfer Agent. See “Opening an Account – By Mail” above. Your financial institution may charge a fee for wiring funds. Shares will be issued at the NAV per share next computed after receipt of your wire.

Through the Online Account Management System. You may open an account online by visiting our website at www.hussmanfunds.com and clicking the Account Access button to begin the account opening process. You automatically have the ability to establish online transaction privileges unless you decline the privileges on your Account Application. You will be required to enter into a user’s agreement and your bank must be a domestic financial institution and an ACH member in order to use the Online Account Management System. Purchase orders must be entered by 4:00

29

How to Buy Shares (continued)

p.m. Eastern time in order to be accepted and receive the net asset value calculated on that day. It may take at least two business days before your purchase order is accepted. Access to the Online Account Management System may be limited during periods of peak demand, market volatility, system upgrades or maintenance, or for other reasons. Please call the Transfer Agent at 1-800-HUSSMAN for assistance.

Through Your Broker or Financial Institution. Shares of the Fund may be purchased through certain brokerage firms and financial institutions that are authorized to accept purchase orders on behalf of the Fund at the NAV per share next determined after your order is received by such organization in proper form. Your purchase order must be received by your brokerage firm or financial institution prior to the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) in order for it to be effected at the NAV per share calculated on that day. An investor transacting in shares of the Fund through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker. Brokers and other organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or the Transfer Agent. These organizations may be the shareholders of record of your shares. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares. The Fund will be deemed to have received a purchase or redemption order when an authorized brokerage firm or financial institution or, if applicable, its authorized designee, receives the order.

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund (or the investment adviser) may pay the intermediary for various account-related or shareholder services the intermediary provides to the Fund or to its customers who invest in the Fund. These payments may create a conflict of interest on the part of the broker-dealer or other intermediary. Ask your salesperson or visit your financial intermediary’s website for more information.

30	Hussman Strategic Total Return Fund	(800) HUSSMAN

How to Buy Shares (continued)

SUBSEQUENT INVESTMENTS

Once an account is open, additional purchases of Fund shares may be made at any time through any of the following options:

●

By sending a check, made payable to Hussman Strategic Total Return Fund, to Hussman Investment Trust, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246. Be sure to note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses suffered by the Fund as a result of any check returned for insufficient funds.

●	By wiring federal funds to the Fund account as described under “Opening an Account – By Wire.” Shareholders should call the Transfer Agent at 1-800-HUSSMAN before wiring funds.

●	Through your brokerage firm or other financial institution.

●	Through an electronic funds transfer from a financial institution through the Automated Clearing House (“ACH”), as described below.

By Automated Clearing House (ACH). ACH is the electronic transfer of money to the Fund directly from an account you maintain with a financial institution. Once an account is open, shares may be purchased or redeemed through ACH if you have completed the ACH Authorization section on your account application. For existing accounts, an ACH Authorization Form may be obtained by calling the Transfer Agent at 1-800-HUSSMAN. Allow at least two weeks for processing before using ACH. To place a purchase or redemption order by ACH, call the Transfer Agent at 1-800-HUSSMAN. There are no charges for ACH transactions imposed by the Fund or the Transfer Agent. ACH share purchase transactions are completed when payment is received, approximately two business days following the placement of your order. When shares are purchased through ACH, the proceeds from the redemption of those shares may not be paid until the ACH transfer has been converted to federal funds, which could take up to 15 calendar days. The shareholder will be charged $25 and will also be held responsible for any fees incurred or losses suffered by the Fund as a result of any ACH transaction rejected for insufficient funds. Failure to notify the Fund in advance of an ACH transfer could result in a delay in completing your transaction.

SHAREHOLDER FEES

In addition to the $15 wire redemption fee and $25 fee for insufficient funds described in this Prospectus, the Fund charges an overnight delivery fee of $25 per mail delivery. These fees may change in the future.

31

How to Buy Shares (continued)

AUTOMATIC INVESTMENT PLAN

You may make automatic monthly investments in shares of the Fund from your bank, savings and loan or other depository institution account on the date(s) specified on your Account Application. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days’ written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

PURCHASES IN KIND

The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Fund based upon the suitability of the securities as an investment for the Fund, the marketability of such securities, and other factors which the Fund may deem appropriate. If accepted, the securities will be valued using the same criteria and methods utilized to compute the Fund’s NAV.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

●	Name;

●	Date of birth (for individuals);

●	Residential or business street address (although post office boxes are still permitted for mailing); and

●	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

32	Hussman Strategic Total Return Fund	(800) HUSSMAN

How to Buy Shares (continued)

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund is designed to serve as a long-term investment vehicle and not as a frequent or short-term trading (“market timing”) vehicle. Frequent short-term trading is not in the best interest of shareholders of the Fund. Such trading could result in higher expenses that result from increased portfolio trading and transaction costs; unplanned portfolio turnover; and asset swings that could decrease the Fund’s ability to maximize investment return. These risks can have an adverse effect on the Fund’s performance. It is believed that the frequently hedged investment stance of the Fund and the infrequency of “stale” prices reduces the likelihood of market timing in shares of the Fund, and also reduces the potential impact of such trading on shareholders.

The Trust does not accommodate frequent purchases and redemptions of shares of the Fund. With this goal in mind, the Board of Trustees has adopted policies and procedures that are intended to detect and prevent market timing in shares of the Fund. These policies and procedures are applied uniformly to all shareholders. The Trust, through its service providers, monitors shareholder trading activity to help ensure compliance with the Fund’s policies. The Trust prepares reports illustrating purchase and redemption activity to detect market timing activity. The Trust reserves the right to reject any purchase order or exchange request (but not a redemption request) that it believes to involve excessive trading of Fund shares or to be potentially disruptive in nature. The Trust may modify any terms or conditions applicable to the purchase of Fund shares or modify its policies as it deems necessary to deter market timing.

The Trust has entered into agreements with intermediaries obligating them to provide, upon request, information regarding their customers and their customers’ transactions in shares of the Fund. The Trust relies on intermediaries to help monitor and enforce its market timing policies. The Trust reserves the right to reject any order placed from an omnibus account. Although the Trust has taken these steps to discourage frequent purchases and redemptions of shares, the Trust cannot guarantee that such trading will not occur.

33

How to Exchange Shares

Shares of the Fund and shares of any other Hussman fund may be exchanged for each other. Before making an exchange into another Hussman fund, you should obtain and read the prospectus for that fund. There is no fee for exchanges. The exchange of shares of one fund for shares of another fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.

Shares of the Fund acquired by means of an exchange will be purchased at the NAV per share next determined after receipt in proper form of the exchange request by the Transfer Agent. An exchange request must be received prior to the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) in order for it to be effected at the NAV per share calculated on that day. Exchanges that establish a new account may be made by sending a written request to the Transfer Agent. Exchanges into an existing account may be made by sending a written request to the Transfer Agent, or by calling 1-800-HUSSMAN. Please provide the following information:

●	Your name and telephone number

●	The exact name of your account and account number

●	Taxpayer identification number (usually your Social Security number)

●	Dollar value or number of shares to be exchanged

●	The name of the fund from which the exchange is to be made

●	The name of the fund into which the exchange is being made

The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Fund reserves the right to terminate or modify the exchange privilege upon 60 days’ notice to shareholders.

The Transfer Agent requires personal identification before accepting any exchange request by telephone, and telephone exchange instructions may be recorded. If reasonable procedures are followed by the Transfer Agent to determine that the instructions are genuine, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in exchanging shares by telephone. If such a case should occur, sending exchange instructions by mail should be considered.

34	Hussman Strategic Total Return Fund	(800) HUSSMAN

How to Redeem Shares

Shares of the Fund may be redeemed any day in which the Fund computes its NAV. Shares are redeemed at their NAV per share next determined after the Transfer Agent receives your redemption request in proper form. Redemption requests must be received prior to the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) in order to be effected at the NAV per share calculated on that day. Redemption requests may be made by mail, by telephone, or through the online account management system described below.

By Mail. You may redeem shares by mailing a written request to Hussman Investment Trust, c/o Ultimus Fund Solutions, LLC, at P.O. Box 46707, Cincinnati, Ohio 45246 (regular mail), or 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 (overnight mail). Written requests must state the shareholder’s name, the name of the Fund, the account number and the number of shares or dollar amount to be redeemed and be signed exactly as the shares are registered.

IRA Redemptions. If you redeem shares from an IRA account or other retirement plan, you must indicate in your redemption request whether the Fund should withhold federal income tax. Unless you state in your redemption request that you do not want to have federal income tax withheld, the redemption proceeds will be subject to withholding.

Through the Online Account Management System. You may redeem your shares online if you have opened an account through the Online Account Management System via the Fund’s website at www.hussmanfunds.com. Shares purchased through ACH are not immediately available for redemption and your redemption proceeds will be delivered to the bank account that was used for your ACH purchases. Redemption proceeds through your online account may be sent by check to your address of record, or through ACH or wire. Access to the Online Account Management System may be limited during periods of peak demand, market volatility, system upgrades or maintenance, or for other reasons.

Signature Guarantees. To protect shareholders and the Fund against potential fraud, a signature guarantee, specifically a Medallion Signature Guarantee (“MSG”), may be required in certain circumstances. A Medallion Signature Guarantee is a stamped certification provided by an eligible guarantor institution to verify the authenticity of a signature and the authority of the individual signing on behalf of the account owner.

The Fund or the Transfer Agent may require a Medallion Signature Guarantee in the following situations:

●	The redemption amount exceeds $100,000;

35

How to Redeem Shares (continued)

●	The proceeds are being mailed to an address or transferred to a bank account that was changed or added within the past 30 calendar days;

●	The proceeds are made payable to someone other than the registered account owner;

●	The proceeds are directed to a financial institution account not held in the shareholder’s name;

●	The account registration or ownership is being changed;

●	Redemption instructions are submitted by mail with alternate delivery instructions or special processing;

●	Any other situation where the Fund or the Transfer Agent reasonably determines that additional documentation or verification is warranted.

Medallion Signature Guarantees must be obtained from eligible guarantor institutions that are members of a Medallion Signature Guarantee program recognized by the Securities Transfer Association (e.g., STAMP, SEMP, or MSP). These typically include commercial banks, savings associations, credit unions, and broker-dealers. Notarization is not an acceptable substitute for a Medallion Signature Guarantee.

Shareholders should contact the Transfer Agent in advance of submitting any transaction requests if they are uncertain whether a Medallion Signature Guarantee is required. The Transfer Agent reserves the right to reject any signature guarantee.

By Telephone. The telephone redemption privilege is automatically available to all new accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account. If you own an IRA, you will be asked whether or not the Fund should withhold federal income tax.

Telephone redemption privileges and account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above.

The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent to determine that the instructions are genuine, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

36	Hussman Strategic Total Return Fund	(800) HUSSMAN

How to Redeem Shares (continued)

Through Your Broker or Financial Institution. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV per share next determined after your order is received by such organization in proper form. NAV per share is normally determined as of 4:00 p.m., Eastern time on each day the New York Stock Exchange is open for business. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may (a) be authorized to designate other intermediaries to act in this capacity; (b) charge you transaction fees on redemptions of Fund shares; and (c) impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

RECEIVING PAYMENT

The Trust normally makes payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, regardless of whether payment is made by check, wire transfer, or ACH. Proceeds of a wire redemption request normally will be sent on the business day following the redemption. However, when shares are purchased by check or through ACH, the proceeds from the redemption of those shares may not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days. Your redemption will be effected at the next calculated NAV per share even if the payment is delayed due to a recent purchase of shares. The Fund typically makes payment for redemptions from its cash reserves or from the sale of portfolio securities. However, the Fund may borrow money to pay redemptions during stressed market conditions or if the investment adviser otherwise deems such borrowing to be appropriate.

The Fund may suspend the right of redemption or postpone the date of payment for shares for more than seven days: (a) for any period during which the New York Stock Exchange is closed for other than customary weekend and holiday closings or trading on the New York Stock Exchange is restricted, as determined by rules of the SEC; (b) for any period during which an emergency exists (as determined by rules of the SEC) as a result of which (i) disposal by the Fund of securities owned by it is not reasonably practicable or (ii) it is not reasonably practicable for the Fund to determine the value of its assets; and (c) for such other periods as may be permitted by an order of the SEC.

37

How to Redeem Shares (continued)

SYSTEMATIC WITHDRAWAL PLAN

If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days’ written notice, to make reasonable charges. Telephone the Transfer Agent toll-free at 1-800-HUSSMAN for additional information.

TRANSACTIONS THROUGH THE ONLINE ACCOUNT MANAGEMENT SYSTEM

The Fund may alter, modify or terminate the Online Account Management System at any time. You should be aware that the internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use the website for transactions is dependent upon the internet and equipment, software, systems, data and services provided by various vendors and third parties. While the Fund’s service providers have established certain security procedures, the Fund, the Transfer Agent and Ultimus Fund Distributors, LLC (the “Distributor”) cannot assure that trading information will be completely secure. There may also be delays, malfunctions, or other inconveniences generally associated with this medium, or times when the website is unavailable for Fund transactions. Should this happen, you should consider purchasing or redeeming shares by another method. The Fund, the Transfer Agent, the Distributor and the Adviser may not be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.

REDEMPTIONS IN KIND

The Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” This would be done only under extraordinary circumstances and if the Fund deems it advisable for the benefit of all shareholders, such as a redemption of a significant percentage of the Fund’s shares that could adversely impact the Fund’s operations. If the Fund elects to redeem in kind, it will typically deliver individual readily marketable securities to the redeeming shareholder within three business days after receipt of the redemption request in proper form. The securities that are delivered in a redemption in kind will have a value equal to the market value of the Fund shares being redeemed. When you convert these securities to cash, you will pay brokerage charges and may realize a gain or loss for tax purposes.

38	Hussman Strategic Total Return Fund	(800) HUSSMAN

How to Redeem Shares (continued)

LOST SHAREHOLDERS, INACTIVE ACCOUNTS AND UNCLAIMED PROPERTY

Certain states have unclaimed property laws that may require the Fund or its Transfer Agent to transfer the assets of accounts that are considered abandoned, inactive, or lost (due to returned mail) to the appropriate state authority. An account may be deemed unclaimed if the shareholder has not initiated any contact or transaction within a time period specified by applicable state law.

In some cases, this process is referred to as escheatment, and shareholders may be required to reclaim the assets from the applicable state’s unclaimed property office. Some states may also require the liquidation of shares prior to escheatment, and shareholders may only be entitled to receive the cash value at the time of sale.

For retirement accounts, such escheatment may be treated as a taxable distribution, and federal and/or state income tax withholding may apply.

To help avoid escheatment, shareholders should maintain current contact information and periodically initiate contact with the Fund or the Transfer Agent. Examples of shareholder-initiated contact include written correspondence, telephone inquiries, or initiating a transaction in the account.

In accordance with Texas law, residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. A Texas Designation of Representative Form is available for making such an election.

39

Dividends, Distributions and Taxes

Income dividends are normally declared and paid on a quarterly basis. Net capital gain distributions, if any, are normally declared and paid annually in December. Your distributions of dividends and capital gains will be automatically reinvested in additional shares of the Fund unless you elect to receive them in cash. The Fund’s distributions of income and capital gains, whether received in cash or reinvested in additional shares, will be subject to federal income tax.

The Fund has qualified in all prior years and intends to continue to qualify as a regulated investment company for federal income tax purposes, and as such, it will not be subject to federal income tax on its taxable income and gains that it distributes to its shareholders. The Fund intends to distribute its income and gains in such a way that it will not be subject to a federal excise tax on certain undistributed amounts.

Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations that hold shares of the Fund, certain income from the Fund may qualify for a 50% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

The Fund’s transactions in options, futures contracts, REITs and ETFs are subject to special tax rules. These rules and rules applicable to wash sales, straddle transactions and certain other types of transactions can affect the amount, timing and characteristics of distributions to shareholders.

When you redeem or exchange Fund shares, you generally realize a capital gain or loss as long as you hold the shares as capital assets. Except for investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRA accounts, and tax-exempt investors that do not borrow to purchase Fund shares, any gain realized on a redemption or exchange of Fund shares will be subject to federal income tax.

You will be notified by February 15 of each year about the federal tax status of distributions made by the Fund during the prior year. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes.

Federal law requires the Fund to withhold taxes on distributions paid to shareholders who fail to provide a social security number or taxpayer identification number or fail to certify that such number is correct.

The Fund must report to the IRS and furnish to shareholders the cost basis information for shares purchased and sold. The Fund has chosen average cost as its standing (default) tax lot identification method for calculating cost basis, which means

40	Hussman Strategic Total Return Fund	(800) HUSSMAN

Dividends, Distributions and Taxes (continued)

it will use average cost to determine the specific shares that will be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. Shareholders may, however, choose a method other than the Fund’s standing method at the time of their purchase or upon a sale of shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period, or other adjustments that are required when reporting these amounts on their federal income tax returns.

Because everyone’s tax situation is different, you should consult your tax professional about federal, state and local tax consequences of an investment in the Fund.

41

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain financial information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information has been audited by Cohen & Company, Ltd., the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual financial statements and additional information, which is available upon request.

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended June 30,
	2025	2024	2023	2022	2021
Net asset value at beginning of year	$14.08	$13.59	$13.91	$14.76	$14.50

Income (loss) from investment operations:
Net investment income	0.39	0.40	0.33	0.26	0.14
Net realized and unrealized gains (losses) on investments	1.65	0.50	(0.34)	(0.86)	0.25
Total from investment operations	2.04	0.90	(0.01)	0.60	0.39

Less distributions from:
Net investment income	(0.42)	(0.41)	(0.31)	(0.25)	(0.13)

Proceeds from redemption fees collected*	—	—	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value at end of year	$15.70	$14.08	$13.59	$13.91	$14.76

Total return(b)	14.69%	6.73%	(0.03%)	(4.14%)	2.70%
Net assets at end of year (000’s)	$223,027	$179,752	$215,255	$263,687	$316,539

Ratio of total expenses to average net assets	0.83%	0.82%	0.78%	0.75%	0.75%

Ratio of net expenses to average net assets(c)	0.75%	0.75%	0.75%	0.75%	0.75%

Ratio of net investment income to average net assets(c)	2.69%	2.81%	2.36%	1.73%	0.93%
Portfolio turnover rate	270%	55%	42%	22%	38%

*

Effective April 1, 2023, the Fund eliminated the redemption fees being charged. Prior to April 1, 2023, a redemption fee of 1.5% generally was applied to shares redeemed 60 days or less from the date of purchase.

(a)	Amount rounds to less than $0.01 per share.

(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratio was determined after advisory fee waivers.

42	Hussman Strategic Total Return Fund	(800) HUSSMAN

INVESTMENT ADVISER

Hussman Strategic Advisors, Inc.

6021 University Boulevard, Suite 490

Ellicott City, Maryland 21043

www.hussmanfunds.com

1-800-HUSSMAN (1-800-487-7626)

ADMINISTRATOR/TRANSFER AGENT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

342 North Water Street, Suite 830

Milwaukee, Wisconsin 53202

LEGAL COUNSEL

Troutman Pepper Locke LLP

3000 Two Logan Square

Eighteenth and Arch Streets

Philadelphia, Pennsylvania 19103

CUSTODIAN

US Bank NA

425 Walnut Street

Cincinnati, Ohio 45202

John P. Hussman, Ph.D. is the President of Hussman Strategic Advisors, Inc. and the portfolio manager of Hussman Strategic Total Return Fund. Previously, Dr. Hussman was a professor at the University of Michigan, where he taught courses in Financial Markets, Banking, and International Finance. He holds a Ph.D. in Economics from Stanford University. He also holds a B.A. in Economics, Phi Beta Kappa, and an M.S. in Education and Social Policy from Northwestern University.

43

For More Information

In addition to the information contained in the Prospectus, the following documents are available free upon request:

● Financial Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

● Statement of Additional Information (“SAI”)

The SAI provides additional information about the Fund. It is incorporated by reference and is legally considered a part of this Prospectus.

The Fund makes available the SAI and financial reports, free of charge, on the Fund’s website (www.hussmanfunds.com). You may also request copies of these materials and other information, without charge, or make inquiries to the Fund by writing to Ultimus Fund Solutions at the address on the previous page. You may also call toll-free:

1-800-HUSSMAN (1-800-487-7626)

Only one copy of a Prospectus or an annual or semi-annual report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of information on the SEC’s Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

www.hussmanfunds.com

Investment Company Act File No. 811-09911

44	Hussman Strategic Total Return Fund	(800) HUSSMAN

HUSSMAN STRATEGIC ALLOCATION FUND

TICKER SYMBOL: HSAFX

The Fund seeks to achieve total return through a combination of income and capital appreciation. It pursues this objective by investing its assets primarily in stocks, bonds, and cash equivalents in consideration of prevailing valuations and estimated expected returns in these markets, with added emphasis on risk-management to adjust the Fund’s investment exposure in market conditions that, in the view of the investment adviser, suggest risk-aversion or speculation by market participants.

HUSSMAN INVESTMENT TRUST

PROSPECTUS: November 1, 2025

For information or assistance in opening an account, please call toll-free
1-800-HUSSMAN (1-800-487-7626)

This Prospectus has information about the Fund that you should know before you invest. You should read it carefully and keep it with your investment records. Although these securities have been registered with the Securities and Exchange Commission (the “Commission”), the Commission has not approved or disapproved the Fund’s shares or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Risk/Return Summary
What is the Fund’s Investment Objective?	1
What are the Fund’s Fees and Expenses?	1
What are the Fund’s Principal Investment Strategies?	2
What are the Principal Risks of Investing in the Fund?	6
What has Been the Fund’s Performance History?	11
Management of the Fund	12
Purchase and Sale of Fund Shares	13
Tax Information	13
Payments to Broker-Dealers and Other Financial Intermediaries	13
Investment Objective, Strategies and Related Risks	14
Fund Management	24
How the Fund Values Its Shares	26
How to Buy Shares	27
How to Exchange Shares	33
How to Redeem Shares	34
Financial Highlights	41
For More Information	43

Hussman Strategic Allocation Fund

Risk/Return Summary

What is the Fund’s Investment Objective?

HUSSMAN STRATEGIC ALLOCATION FUND (the “Fund”) seeks to achieve total return through a combination of income and capital appreciation.

What are the Fund’s Fees and Expenses?

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Wire Transfer Fee	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution (12b-1) Fees	None
Other Expenses	1.38%
Acquired Fund Fees and Expenses	0.04%(1)
Total Annual Fund Operating Expenses	2.17%(2)
Less: Fee and Expense Waivers	0.88%
Total Annual Fund Operating Expenses After Waivers	1.29%(3)

(1)	Acquired Fund Fees and Expenses represent fees and expenses incurred indirectly by the Fund on investments in shares of money market mutual funds or exchange-traded funds.

(2)

Total Annual Fund Operating Expenses will differ from the Fund’s ratio of total expenses to average net assets as presented in the Fund’s Financial Highlights because the operating expenses of the Fund as presented in the Financial Highlights do not include Acquired Fund Fees and Expenses.

(3)

The investment adviser has contractually agreed that, until November 1, 2026, it will waive its investment advisory fees and/or absorb or reimburse other Fund operating expenses to the extent necessary to limit the Fund’s annual operating expenses (excluding Acquired Fund Fees and Expenses, brokerage commissions, taxes, interest expense and any extraordinary expenses) to an amount not exceeding 1.25% of the Fund’s average daily net assets. Under the terms of this agreement, the Fund is obligated to reimburse the investment adviser the amount of advisory fees previously waived and Fund expenses previously absorbed or reimbursed by the investment adviser for a period of three years from the date such fees or expenses were waived, absorbed or reimbursed, but only if such reimbursement does not cause the Fund’s operating expenses (after reimbursement by the Fund is taken into account) to exceed the lesser of: (i) the expense limitation in effect at the time such fees and expenses were waived, absorbed or reimbursed by the investment adviser; and (ii) the expense limitation in effect at the time the investment adviser seeks reimbursement. This agreement may not be terminated by the investment adviser without the approval of the Board of Trustees of the Trust. The investment adviser may agree to continue after November 1, 2026 the current arrangement to limit the Fund’s expenses or to implement a similar arrangement, but it is not obligated to do so.

1

Risk/Return Summary (continued)

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as shown in the preceding table. The Example also takes into account that the investment adviser’s contractual agreement to waive its investment advisory fees and/or to absorb or reimburse Fund expenses remains in effect only until November 1, 2026. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$131	$594	$1,084	$2,434

Portfolio Turnover

The Fund incurs transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will result in higher transaction costs for the Fund and may also result in higher taxes for shareholders who hold Fund shares in taxable accounts. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 468% of the average value of its portfolio.

What are the Fund’s Principal Investment Strategies?

The Fund pursues its investment objective by investing its assets primarily in common stocks, bonds, and cash equivalents (such as U.S. Treasury bills, U.S. Treasury bonds having remaining maturities of one year or less, and shares of money market mutual funds); and aligning its allocations to these asset classes based on prevailing valuations and estimated expected returns in these markets, as determined by Hussman Strategic Advisors, the Fund’s investment adviser. The investment strategy adds emphasis on risk-management to adjust the Fund’s exposure in market conditions that suggest risk-aversion or speculation among market participants. The Fund may obtain exposure to the stock market by purchasing individual common stocks, stock index futures, or call options on stock indices. The Fund may obtain exposure to bonds by purchasing individual bonds or Treasury bond futures. The Fund may use options and futures on stock indices and Treasury bonds to adjust its relative investment exposures to the stock and bond markets, or to reduce the exposure of the Fund’s portfolio to the impact of

2	Hussman Strategic Allocation Fund

Risk/Return Summary (continued)

general market fluctuations when market conditions are unfavorable in the view of the investment adviser. Assets of the Fund not invested to obtain exposure to stocks or bonds, or used to establish hedging positions, will be invested in cash equivalents.

The Fund varies its investment exposures to stocks, bonds and cash equivalents based on the investment adviser’s analysis of prevailing investment conditions. The Fund’s asset allocation approach combines two components: 1) a value-focused asset allocation component that jointly considers prevailing stock market valuations and interest rates; and 2) a risk-management component that is intended to adjust the sensitivity of the portfolio to general market fluctuations when prevailing market conditions suggest risk-aversion or speculation among market participants.

The Fund’s assets are allocated with the goal of providing for the ongoing long-term inflation-adjusted spending needs of investors, rather than focusing its investment goal on a specific future year or “target date.” The investment adviser regularly determines the value-focused asset allocation based on its estimates of average annual expected returns for stocks, bonds, and cash equivalents over varying time frames, in light of prevailing stock market valuations and interest rate levels. The value-focused allocation reflects the extent to which each respective asset class is expected by the investment adviser to provide the highest expected returns, adjusted for risk, over these varying time frames.

The risk-management component of the asset allocation approach is further intended to reduce the sensitivity of the Fund’s portfolio to the impact of general market fluctuations when, in the judgment of the investment adviser, prevailing conditions suggest that market participants are inclined toward risk-aversion, and to increase the sensitivity of the portfolio to general market fluctuations when, in the judgment of the investment adviser, prevailing conditions suggest that market participants are inclined toward speculation.

In evaluating the inclination of investors toward risk-aversion or speculation, the investment adviser examines the joint behavior of thousands of individual stocks, sectors, industries and security types, including debt securities of varying creditworthiness. Divergence or broad weakness in these measures is generally viewed by the investment adviser as an indication of risk-aversion among investors. In contrast, uniformly broad or indiscriminate advances in these measures are generally viewed by the investment adviser as an indication of speculation among investors. In its evaluation of prevailing market conditions, the investment adviser also considers economic factors, investor sentiment, interest rates, credit-sensitive indicators, and other factors in an attempt to classify prevailing market conditions with historical instances having similar characteristics.

3

Risk/Return Summary (continued)

The Fund uses derivatives either to obtain investment exposures consistent with its investment objective and policies, or to hedge its investment exposures. The Fund may seek to reduce (or “hedge”) its exposure to stocks by establishing investment positions that offset its investments in stocks to reduce the impact of general stock market fluctuations on the Fund’s portfolio. Specific strategies for reducing or “hedging” the Fund’s exposure to stocks may include: purchasing put options on stock indices; writing covered call options on stocks which the Fund owns or writing call options on stock indices; or establishing short futures positions or option combinations (such as simultaneously writing call options and purchasing put options) on one or more stock indices considered by the investment adviser to be correlated with the Fund’s stock portfolio. The Fund may seek to reduce (or “hedge”) its exposure to bonds by effecting short sales of Treasury bond futures.

The allocation of the Fund’s assets for investment in the stock and bond markets will vary. However, the Fund will seek to maintain investment exposure to each of the stock market and the bond market of at least 5% of its net assets at all times. During conditions that have historically been strongly favorable for stocks or bonds, the Fund’s investment exposure to either the stock market or the bond market may represent as much as 95% of the Fund’s net assets. The term “investment exposure” means the amount of the Fund’s unhedged investment in common stocks or bonds, respectively, plus the notional value of derivatives used by the Fund to obtain long exposure to the stock market or the bond market. The term “notional value” means the total dollar value of stocks or bonds represented by a derivative security. Subject to these limitations, the Fund may hedge its investment exposure to the stock and bond markets when deemed appropriate by the investment adviser.

The Fund does not borrow for investment purposes (a practice known as “leverage”), nor does it expect to maintain “long” investment exposure to the stock and bond markets that, in aggregate, exceeds the value of the Fund’s net assets. This means that the total value of the Fund’s investments in common stocks and bonds, including the notional value of the Fund’s “long” investment exposure to the stock and bond markets obtained using stock index futures, call options and Treasury bond futures, is not expected to exceed 100% of the Fund’s net assets.

Hedging transactions are intended to reduce the sensitivity of the Fund’s portfolio of stocks or bonds to general market fluctuations, relative to that of a portfolio that is not hedged. The choice of stock indices and instruments used for hedging is based on a consideration of the securities held in the Fund’s portfolio from time to time, and consideration of the availability and liquidity of futures and options on such indices. The

4	Hussman Strategic Allocation Fund

Risk/Return Summary (continued)

Fund hedges using indices that are correlated, although perhaps imperfectly, with the securities owned by the Fund, such as the Standard & Poor’s 500 Index®, and futures based on long-term U.S. Treasury bonds.

The portion of the Fund’s assets allocated to stocks will be invested primarily in individual common stocks favored by the investment adviser. Stocks purchased by the Fund are chosen from the universe of all stocks traded on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ Stock Market. There are no restrictions as to the market capitalizations of companies in which the Fund invests. However, the Fund invests primarily in stocks of companies with market capitalizations in excess of $500 million, although it may invest a portion of its assets in the stocks of companies having smaller market capitalizations.

In general, the stock selection approach of the investment adviser focuses on securities demonstrating favorable valuations, and/or market action. The primary consideration used by the investment adviser in assessing a stock’s valuation is the relationship between its current market price and the present value of estimated expected future cash flows per share. Other valuation measures, such as the current dividend yield, and ratios of stock price to earnings and stock price to revenue, are also considered in relation to expected future growth of cash flows in an attempt to measure underlying value and the potential for long-term returns. Additional considerations include measures of financial stability such as variations in profit margins and balance sheet indicators. The analysis of market action includes measurements of price behavior and trading volume. The investment adviser believes that strength in these measures is often a reflection of improving business prospects and the potential for earnings surprises above consensus estimates, which can result in increases in stock prices. In the implementation of the Fund’s investment strategy, the Adviser attempts to use day-to-day market fluctuations opportunistically, often using short-term weakness to purchase securities highly ranked based on the Adviser’s investment discipline, and using short-term strength to sell lower-ranked holdings. While the resulting transactions are made in consideration of their expected impact on long-term after-tax returns, greater frequency of such opportunities, as viewed by the Adviser, may be associated with increased portfolio turnover.

The portion of the Fund’s assets allocated to bonds will be invested primarily in U.S. Treasury securities having remaining maturities at the time of purchase in excess of one year, but not greater than 30 years. The Fund may also purchase corporate debt of U.S. issuers that at the time of purchase is rated A- or higher by Standard & Poor’s Global Ratings or A3 or higher by Moody’s Ratings, or that has an equivalent rating from another independent rating organization. There is no requirement that the Fund sell corporate debt securities if subsequent to their purchase the rating of the

5

Risk/Return Summary (continued)

securities is downgraded below these rating standards. However, the Fund will seek to sell those securities in an orderly manner as may be necessary to limit its holdings of such securities to not more than 10% of the Fund’s net assets.

The portion of the Fund’s assets allocated to cash equivalents will typically be invested in U.S. Treasury bills, U.S. Treasury bonds having remaining maturities of one year or less, and shares of money market mutual funds. The Fund may invest to a lesser extent in other high quality short-term instruments, including commercial paper and repurchase agreements.

The Fund is not an index fund, and its investment exposures to the stock and bond markets will vary over time. Because the Fund may invest in securities that are not included in any index and may hedge or reduce its exposure to market fluctuations when market conditions are unfavorable in the view of the investment adviser, the Fund’s investment returns may differ from the performance of other asset allocation strategies, particularly over the short term.

What are the Principal Risks of Investing in the Fund?

Shares of the Fund may fall in value and there is a risk that you could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective. Due to the investment program employed by the Fund and the types of securities in which it invests, the Fund is designed for investors who are investing for the long term.

Risks of Common Stocks

General movements in the stock market will affect the prices of the common stocks in which the Fund invests and thus, the Fund’s share price, on a daily basis. Significant declines are possible both in the overall stock market and in the prices of specific securities held by the Fund.

The values of common stocks can fluctuate significantly, reflecting such things as the business performance of the issuing company, political events, decisions by the Federal Reserve, or general economic conditions. The value of an individual stock may fluctuate due to conditions that are not specifically related to the particular company, such as investor perceptions of the company or its industry, confidence (or a lack of confidence), or real or perceived adverse market or political conditions. Investor perceptions may be based on various unpredictable factors, including expectations on government, economic or fiscal policies, inflation, economic expansion and global or regional political or economic expectations. Local, regional or global events such as war, acts of terrorism, government defaults or shutdowns, natural or environmental disasters, the spread of infectious illness or other public health issues, high inflation,

6	Hussman Strategic Allocation Fund

Risk/Return Summary (continued)

recessions, the imposition of tariffs, re-negotiated trade agreements or retaliatory measures, or other events could also have a significant adverse impact on the Fund and the value of its investments.

The ongoing effects of high inflation have resulted in lower purchasing power and slower global growth, while the recent efforts by the U.S. government to re-negotiate many of its global trade relationships and impose significant import tariffs has led to market declines and volatility, supply chain disruptions, and impacted the financial performance of companies in export-driven industries or those dependent on cross-border inputs. In recent months, the U.S. Government has taken steps to revise certain trade relationships and impose tariffs on specific goods, which has, in turn, triggered reciprocal measures from trading partners. The risks associated with tensions or open conflict between nations, the precarious strategic competitive relationship between the U.S. and China, or political dysfunction within some nations that are global economic powers, could affect the economies of many nations, including the U.S. Political conditions, including internal political discord, large expansion of government deficits and debt, routine elections, and government policy changes, may affect investor and consumer confidence, and adversely impact the financial markets. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests.

Risks of Bonds

General movements in interest rates will affect the prices of the fixed-income securities in which the Fund invests and thus, the Fund’s share price, on a daily basis. Significant declines are possible both in the prices of fixed-income securities generally and in the prices of specific securities held by the Fund.

Interest rate changes can be sudden and unpredictable and a wide variety of factors can cause interest rates to change, such as central bank monetary policies, inflation rates, supply and demand and general economic conditions. It is difficult to accurately predict the direction of interest rates. When interest rates rise, bonds in the Fund’s portfolio are likely to decline in price. Such price declines will be proportionally greater when the Fund’s holdings of bonds emphasize bonds having longer maturities, which have greater interest rate risk and sensitivity to changes in interest rates than bonds having shorter maturities.

The Fund could lose money if the issuer of a bond in which it has invested fails to make scheduled principal or interest payments, or if the credit rating of the issuer is downgraded. Corporate debt has the greatest degree of credit risk among the bonds in which the Fund may invest. Although the Fund only purchases bonds and corporate

7

Risk/Return Summary (continued)

debt having specified ratings, a security’s rating may thereafter be lowered. In such event, the Fund is not required to liquidate the position. When a debt security is rated below investment-grade (a so-called “junk” bond), it may be more difficult for the Fund to sell the security at a price approximating its market value, and there is greater risk of default in the payment of interest and principal.

Cash Equivalents

If the general stock or bond market advances during a time when the Fund holds a large amount of cash equivalents, the Fund’s investment return might be lower than if it had invested a larger percentage of its assets in stocks or fixed income investments. When the Fund invests in shares of money market mutual funds, the Fund bears its pro rata share of the fees and expenses of those funds, which are in addition to the Fund’s own fees and expenses. As of June 30, 2025, the Fund had approximately 31.7% of its net assets invested in cash equivalents.

Portfolio Management Risks

The success of the Fund’s investment program depends largely on the investment adviser’s skill in assessing the potential returns of securities in which the Fund invests and in determining the allocation of the Fund’s assets among stocks, bonds and cash equivalents. It also depends on the investment adviser’s use of hedging strategies that may not be employed by many other mutual funds, and there is no assurance that these strategies will be successful. The use of hedging strategies to vary the Fund’s exposure to general market fluctuations over the course of the market cycle may adversely impact the investment performance of the Fund. Also, because the Fund’s investment position at any given time will vary depending on the investment adviser’s assessment of current conditions in the stock and bond markets, the investment return and share price of the Fund may fluctuate or deviate from overall market returns to a greater degree than would be the case for funds that do not employ strategies similar to those employed by the Fund. For example, if the Fund has taken a defensive posture by hedging its positions to reduce the sensitivity of its portfolio to stock or bond market fluctuations, and the market advances, the return to investors in the Fund will be lower than if the portfolio had maintained a larger exposure to the market. Alternatively, if the Fund has increased the sensitivity of its portfolio to stock or bond market fluctuations, the Fund will experience a larger loss in the event of a market decline. The investment adviser’s assessment of market conditions may not account for every possible factor, and some factors may be deemed more significant than others.

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Risk/Return Summary (continued)

Market Capitalization Risk

The Fund may invest a portion of its assets in the stocks of companies having smaller market capitalizations, including mid-cap and small-cap stocks. The stocks of these companies often have less liquidity than the stocks of larger companies and these companies frequently have less management depth, narrower market penetrations, less diverse product lines, and fewer resources than larger companies. Due to these and other factors, stocks of smaller companies may be more susceptible to market downturns and other events, and their prices may be more volatile than stock prices of larger companies.

Hedging and Derivatives Risks

The Fund may hedge its investment exposure to stocks by purchasing put options on stock indices; by writing covered call options on stocks which the Fund owns; by writing call options on stock indices; or by establishing short futures positions or option combinations (such as simultaneously writing call options and purchasing put options) on one or more stock indices considered by the investment adviser to be correlated with the Fund’s portfolio of common stocks. The Fund may hedge its investment exposure to bonds by effecting short sales of Treasury bond futures. To the extent the Fund hedges its investment positions as part of its investment program, its investment performance may deviate significantly from the performance of a passive investment portfolio of stocks and bonds for substantial portions of a market cycle. When market conditions are unfavorable in the view of the investment adviser and the Fund’s holdings are hedged, the Fund may not benefit from general advances in the stock or bond markets to the same extent as if the Fund was not hedged. The Fund’s hedging strategy may also result in the investment performance of the Fund having limited correlation with the performance of the general stock and bond markets for meaningful periods of time.

The derivatives used by the Fund for hedging purposes are subject to specific risks. When the Fund hedges by purchasing put options on stock indices, the Fund may incur a net loss of time value on the purchased options. When the Fund hedges by writing covered call options on stocks which the Fund owns, the Fund may not benefit from price advances in those stocks to the same extent that it would if the Fund had not employed hedging. When the Fund hedges its portfolio using short stock index futures, short Treasury bond futures, or option combinations (such as simultaneously writing stock index call options and purchasing stock index put options), the Fund may incur a loss even when its portfolio is hedged if the returns on its positions in stocks and bonds do not exceed the returns of the securities and financial instruments used to hedge. This is known as “tracking risk” (or alternatively, “basis risk”).

9

Risk/Return Summary (continued)

The Fund does not invest solely in the securities that are included in any index or invest in business sectors in the same proportion as such sectors may be represented in any index. For this reason, the hedging strategies used by the Fund do not eliminate market risk or provide complete protection against adverse changes in the prices of individual securities or securities within particular business sectors. When options are owned by the Fund, it is possible that they may lose value over time, even if the prices of the securities underlying the options are unchanged. The Fund may purchase futures contracts on broad-based stock indices to obtain investment exposure to the stock market, and may purchase futures contracts on U.S. Treasury securities to obtain investment exposure to the bond market. These purchases seek capital appreciation or income, consistent with the Fund’s investment objective and policies. When a futures contract is purchased by the Fund, the risk assumed by the Fund is the same as if the Fund had directly invested in the stocks comprising the underlying stock index or in U.S. Treasury securities in the same amount as the notional value of the futures contract.

Monetary Policy and Political Risk

In response to the global financial crisis that began in 2008, the U.S. Government and the Federal Reserve Board kept the federal funds rate near 0% and purchased large quantities of U.S. Government securities in the open market (i.e., quantitative easing) in an effort to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases, a lack of liquidity. In 2020, Congress approved stimulus intended to offset the severity and duration of the adverse economic effects of COVID-19 and related business activity disruptions. In 2022, the Federal Reserve Board aggressively raised interest rates and sold some of the U.S. Government securities on its balance sheet (i.e., quantitative tightening) in an effort to address rising inflation. Although the Federal Reserve has begun to lower interest rates, economic or other factors, such as inflation, could stop these changes. There is a risk that future actions by the U.S. Government to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, or increases or decreases in its holdings of U.S. Government securities, could result in increased volatility and less liquidity in the U.S. financial markets and the securities in which the Fund invests.

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Risk/Return Summary (continued)

What has Been the Fund’s Performance History?

The bar chart and performance table shown below provide some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for each full calendar year over the life of the Fund. The performance table shows how the Fund’s average annual total returns for the 1 year, 5 year and since inception periods ended December 31, 2024 compare with those of a broad measure of market performance. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Equity Fixed Income 60:40 Index are included as additional comparative indices since they are representative of the market sectors in which the Fund may invest. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available on the Fund’s website at www.hussmanfunds.com or by calling 1-800-HUSSMAN (1-800-487-7626).

The Fund’s year-to-date return through September 30, 2025 is 7.96%.

During the periods shown in the bar chart, the highest return for a quarter was 9.56% during the quarter ended March 31, 2021 and the lowest return for a quarter was –2.74% during the quarter ended September 30, 2021.

11

Risk/Return Summary (continued)

Average Annual Total Returns for Periods Ended December 31, 2024

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

	One Year	Five Years	Since Inception (8-27-19)
Return Before Taxes	1.74%	4.98%	4.52%
Return After Taxes on Distributions	1.00%	3.00%	2.67%
Return After Taxes on Distributions and Sale of Fund Shares	1.18%	3.27%	2.95%
Standard & Poor’s 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	16.22%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	1.25%	-0.33%	-0.37%
Bloomberg U.S. Equity:Fixed Income 60:40 Index (reflects no deduction for fees, expenses or taxes)[1]	15.17%	8.76%	9.65%

[1]

The Bloomberg U.S. Equity:Fixed Income 60:40 Index is designed to measure cross-asset market performance in the U.S among two separate indices: 60% weighted in the Bloomberg U.S. Large Cap Index and 40% weighted in the Bloomberg U.S. Aggregate Bond Index.

Management of the Fund

Investment Adviser

Hussman Strategic Advisors, Inc.

Portfolio Manager

John P. Hussman, Ph.D. is primarily responsible for the day-to-day management of the portfolio of the Fund. Dr. Hussman is the Chairman and President of Hussman Strategic Advisors, Inc. and has served as the portfolio manager of the Fund since its inception in August 2019.

12	Hussman Strategic Allocation Fund	(800) HUSSMAN

Risk/Return Summary (continued)

Purchase and Sale of Fund Shares

Minimum Initial Investment – None

Minimum Subsequent Investment – None

The Fund reserves the right to liquidate an account whose balance remains below $500 for a period of 12 months or more.

You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange is open for business. Transactions may be initiated by written request (The Hussman Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246), by telephone (1-800-HUSSMAN), through the Fund’s website (www.hussmanfunds.com), or through your financial institution.

Tax Information

The Fund’s distributions are generally taxed as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or you are a tax-exempt investor. If you are investing through a tax-deferred arrangement, you may be taxed later when you withdraw money from your account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund (or the investment adviser) may pay the intermediary for various account-related or shareholder services the intermediary provides to the Fund or to its customers who invest in the Fund. These payments may create a conflict of interest on the part of the broker-dealer or other intermediary. Ask your salesperson or visit your financial intermediary’s website for more information.

13

Investment Objective, Strategies and Related Risks

INVESTMENT OBJECTIVE

The Fund seeks to achieve total return through a combination of income and capital appreciation. It pursues this objective by: investing its assets primarily in stocks, bonds, and cash equivalents (such as U.S. Treasury bills, U.S. Treasury bonds having remaining maturities of one year or less, and shares of money market mutual funds); and aligning its allocations to these asset classes with prevailing valuations and estimated expected returns of these investments, as determined by Hussman Strategic Advisors, the Fund’s investment adviser. The investment strategy adds emphasis on risk-management to adjust the Fund’s investment exposure in market conditions that suggest risk-aversion or speculation among market participants. The Fund may use options and futures on stock indices and Treasury bonds to adjust its relative investment exposures to the stock and bond markets, or to reduce the exposure of the Fund’s portfolio to the impact of general market fluctuations when market conditions are unfavorable in the view of the investment adviser.

The Fund is designed to serve as a single investment choice for investors looking to provide for a future stream of expected spending through a mix of equity and fixed-income investments, and who also wish their asset allocation to respond to prevailing valuations and market conditions, particularly environments that have historically been strongly favorable or unfavorable for stocks or bonds, in the view of the investment adviser.

PORTFOLIO MANAGEMENT PROCESS

Asset Allocation

Every investment security represents a claim to some set of future cash flows that the investor expects to receive over time. Whether those cash flows are known or uncertain, a fundamental principle of finance is that the higher the price an investor pays today for a given set of expected cash flows in the future, the lower the long-term return the investor can expect on that investment. Likewise, the lower the price an investor pays today for a given set of expected cash flows in the future, the higher the long-term return the investor can expect on that investment.

The Fund’s investment strategy emphasizes valuation as a principal driver of long-term investment returns, while also recognizing that investment outcomes over shorter horizons can be significantly affected by periods of risk-aversion or speculation among market participants. In the analysis of stock market conditions, valuation considers the relationship of major stock indices to the stream of earnings, revenues, dividends and cash flows expected in the future in an attempt to measure the underlying value

14	Hussman Strategic Allocation Fund	(800) HUSSMAN

Investment Objective, Strategies and Related Risks
(continued)

of stocks and the long-term returns implied by their current market prices. For bonds, valuation is measured primarily by yield-to-maturity, adjusted for estimated risk, particularly in the case of corporate bonds.

The investment adviser uses information on prevailing valuations to estimate an expected future trajectory of average annual returns for stocks, bonds, and Treasury bills. These estimates reflect the view that large deviations from historically normal valuations tend to “decay” or diminish over time, though this normalization may be interrupted or accelerated by factors such as economic events and periods of investor risk-aversion or speculation. The value-focused asset allocation of the Fund is based on these expected trajectories and reflects the extent to which stocks, bonds, or Treasury bills are estimated to have the highest expected return, adjusted for risk, at varying investment horizons.

The Fund may “hedge” a portion of its investment exposure to the stock market and the bond market by establishing offsetting investment positions intended to reduce the impact of general market fluctuations on the value of the Fund’s investment portfolio. However, the Fund does not intend to fully hedge its investment exposures and will seek at all times to maintain a minimum investment exposure (i.e., the amount of investment exposure that is not hedged) of at least 5% of its net assets to each of the stock market and the bond market. During conditions that have historically been strongly favorable for stocks or bonds, in the view of the investment adviser, the Fund’s investment exposure to either the stock market or the bond market may represent as much as 95% of the Fund’s net assets.

The following examples are intended to illustrate the general framework used by the investment adviser. Because the actual investment position of the Fund depends on the investment adviser’s assessment of a broad range of prevailing market conditions, these examples should not be interpreted as an exhaustive account of the considerations or market analysis techniques used to determine the investment position of the Fund.

In general, the Fund is most likely to hold a substantial, unhedged exposure to stocks when equity market valuations are near or below their historical norms and broad market conditions are also uniformly favorable, in the view of the investment adviser. A substantial exposure to stocks is particularly likely when the level of interest rates is not unusually high. When equity market valuations are depressed, but broad market conditions remain unfavorable, the Fund may hedge or defer a significant exposure to stocks until improvement in these conditions indicates that risk-aversion among market participants is beginning to abate.

15

Investment Objective, Strategies and Related Risks
(continued)

During periods of elevated equity market valuations, favorable broad market conditions may still encourage a significant exposure to stocks, but this exposure is more likely be accompanied by at least a partial hedge using index put options, in order to defend against unexpected equity market weakness and potential loss. In contrast, during periods of elevated equity market valuations and unfavorable broad market conditions, the Fund is most likely to reduce or substantially hedge its exposure to stocks.

The Fund is most likely to hold a substantial, unhedged exposure to bonds when yields on long-term bonds are elevated, and substantially above short-term Treasury bill yields, particularly if equity valuations are elevated at the same time. In contrast, when long-term bond yields are below their historical norms and not materially higher than short-term Treasury bill yields, the Fund is likely to reduce or substantially hedge its exposure to bonds, particularly if equity valuations are near or below their historical norms.

Security Selection

In general, the stock selection approach of the investment adviser focuses on securities demonstrating favorable valuations and/or market action. The primary consideration used by the investment adviser in assessing a stock’s valuation is the relationship between its current market price and the present value of estimated expected future cash flows per share. Other valuation measures, such as the current dividend yield, and ratios of stock price to earnings and stock price to revenue, are also considered in relation to expected future growth of cash flows in an attempt to measure underlying value and the potential for long-term returns. Additional considerations include measures of financial stability such as variations in profit margins and balance sheet indicators. The analysis of market action includes measurements of price behavior and trading volume. The investment adviser believes that strength in these measures is often a reflection of improving business prospects and the potential for earnings surprises above consensus estimates, which can result in increases in stock prices.

The portion of the Fund’s assets allocated to bonds will be invested primarily in U.S. Treasury securities having remaining maturities at the time of purchase in excess of one year, but not greater than 30 years. The Fund may also purchase corporate debt of U.S. issuers that is rated A- or higher by Standard & Poor’s Global Ratings or A3 or higher by Moody’s Ratings, or that has an equivalent rating from another independent rating organization.

The Fund’s principal bond market investment strategies emphasize strategic management of the average interest rate sensitivity (“duration”) of the Fund’s bond holdings, the Fund’s exposure to changes in the yield curve, and consideration of

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Investment Objective, Strategies and Related Risks
(continued)

yield differences between corporate debt and Treasury securities (credit spreads). The interest rate sensitivity (duration) of a bond is related to the average date at which an investor receives payment of principal and interest. Under normal market conditions, the average duration of the Fund’s bond holdings is expected to range from 2 years to 20 years. In its most aggressive stance (a duration of 20 years), the value of the Fund’s bond market investments could be expected to fluctuate by approximately 20% in response to a 1% (100 basis point) change in the general level of interest rates.

INVESTMENT PRACTICES AND RISKS

A brief description of the Fund’s investments and the investment practices that the Fund may employ, together with a discussion of certain risks associated with those investments and practices, is provided below. The principal risks of investing in the Fund are disclosed above in the “Risk/Return Summary,” and should be considered before investing in the Fund. (The Statement of Additional Information (“SAI”) contains further details about particular types of investments, investment strategies and hedging techniques that may be utilized by the Fund, as well as their risks.)

Due to the investment program employed by the Fund and the types of securities in which it invests, the Fund is designed for investors who are investing for the long term. The investment adviser attempts to reduce risks by diversifying the Fund’s investments, by carefully researching securities before they are purchased, and by using hedging techniques when considered appropriate. However, adverse changes in overall market prices and the prices of investments held by the Fund can occur at any time and there is no assurance that the models used by the investment adviser in determining which securities to purchase and whether to hedge all or a portion of the market exposure of the Fund’s portfolio will be accurate or appropriate, or that the Fund will achieve its investment objective. The hedging strategies used to vary the Fund’s exposure to general market fluctuations over the course of the market cycle may adversely impact the investment performance of the Fund. When you redeem your Fund shares, they may be worth more or less than what you paid for them.

The following relates to the principal risks of investing in the Fund:

●

Risks of Common Stocks. Because a portion of the Fund will always be invested in common stocks, the value of the Fund’s portfolio will be affected by general movements of the stock markets, which may fall or fail to rise over extended periods of time for a variety of reasons. At times, stock markets can be volatile, and stock prices can change significantly. This market risk will affect the Fund’s share price, which will fluctuate as the prices of the Fund’s portfolio securities change. Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time. Geopolitical

17

Investment Objective, Strategies and Related Risks
(continued)

and other factors can adversely affect a particular stock’s price (for example, poor management decisions, poor earnings reports by an issuer, loss of major customers, competition, major litigation against an issuer, changes in government regulations affecting an industry, or investor sentiment and market perceptions). In addition, the increasing popularity of passive index-based investing may have the potential to increase security price correlations and volatility.

The Fund is subject to the risk that U.S. or foreign economic and political events (including protectionist measures, interventions in the financial markets and changes in fiscal, monetary or tax policies) will adversely affect the U.S. securities markets and the prices of securities held by the Fund. The current contentious domestic political environment and steady deterioration in the standards of government, as well as internal political discord, large expansion of government deficits and debt, and routine elections, may adversely affect the securities markets. Diplomatic events within the United States and abroad, such as the imposition of tariffs, sanctions, counter sanctions and other retaliatory actions, may also adversely affect the U.S. securities markets and the prices of securities held by the Fund. Future actions by the U.S. Government to stimulate or stabilize economic growth could result in increased volatility and less liquidity in the U.S. financial markets. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility, and may detract from the Fund’s performance to the extent it is exposed to such interest rates and/or volatility.

●

Inflation Risk. Like all mutual funds, the Fund is subject to inflation risk, which is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions, if any. Unanticipated or persistent inflation may also have a material and adverse impact on the financial condition or operating results of companies in which the Fund may invest, which may cause the value of the Fund’s holdings in such companies to decline. In addition, higher interest rates that often accompany or follow periods of high inflation may cause investors to favor asset classes other than common stocks, which may lead to broader market declines not necessarily related to the performance of specific companies. Such a broad-based market decline would likely have a material and adverse impact on the Fund’s portfolio of common stock investments.

●

Risks of Bonds and Other Fixed-Income Securities. Interest rate changes can be sudden and unpredictable and a wide variety of factors can cause interest rates to rise, such as central bank monetary policies, inflation rates, supply and demand and general economic conditions. When interest rates rise, the bonds

18	Hussman Strategic Allocation Fund	(800) HUSSMAN

Investment Objective, Strategies and Related Risks
(continued)

and other fixed-income securities in the Fund’s portfolio are likely to decline in price. Such price declines will be proportionally greater during periods in which the Fund’s portfolio emphasizes long-term debt, which has greater interest rate risk than short-term debt. Decisions by the Federal Reserve on interest rate policy or the extent of its holdings of U.S. Government securities, may cause the Fund to experience a heightened level of interest rate risk.

The Fund could lose money if the issuer of a bond or other fixed-income security in which it has invested fails to make scheduled principal or interest payments, or if the credit rating of the issuer is downgraded. Corporate debt securities in which the Fund invests are subject to varying degrees of credit risk. Certain corporate debt securities may also be subject to extension risk (the possibility that rising interest rates will slow the rate at which principal is repaid, limiting the amount of cash flow to be reinvested at higher yield) or prepayment risk (the possibility that falling interest rates will cause the principal to be repaid sooner than expected, forcing an investor to reinvest cash flows at lower yields).

●

Market Capitalization Risk. The Fund may invest a portion of its assets in the stocks of companies having smaller market capitalizations, including mid-cap and small-cap stocks. The stocks of these companies often have less liquidity than the stocks of larger companies and these companies frequently have less management depth, narrower market penetrations, less diverse product lines, and fewer resources than larger companies. Due to these and other factors, stocks of smaller companies may be more susceptible to market downturns and other events, and their prices may be more volatile than stock prices of larger companies.

●

Derivative Instruments. The Fund may purchase and sell futures contracts on broad-based stock indices (and options on such futures contracts), may purchase put and call options on such indices, and may write call options on such indices. It may also purchase and sell Treasury bond futures. These are all referred to as “derivative” instruments, since their values are based on (“derived from”) the values of other securities. The Fund only purchases and sells derivatives that trade on a U.S. futures or options exchange.

A futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of a specified security at the beginning and at the end of the contract period. When a futures contract is sold short, the seller earns a positive return if the underlying security declines in value, and earns a negative return if the underlying security increases in value. The Fund uses these contracts either to obtain investment exposures in seeking capital appreciation consistent with its investment objective and policies or to hedge (reduce) its

19

Investment Objective, Strategies and Related Risks
(continued)

exposures to general fluctuations in the stock or bond markets. The term “hedging” refers to the practice of attempting to offset a potential loss in one position by establishing an opposite position in another investment.

A call option gives the purchaser of the option the right to purchase the underlying security from the writer of the option at a specified exercise price. A put option gives the purchaser of the option the right to sell the underlying security to the writer of the option at a specified exercise price. The Fund may purchase call options on stock or bond market indices to which the Fund seeks market exposure. Call options may also be written on stock indices for the purpose of hedging market risk. The Fund may purchase put options on stock indices for the purpose of hedging market risk and to adjust the Fund’s exposure to market fluctuations, based on the investment adviser’s analysis of prevailing market conditions. The Fund may hedge its portfolio against the impact of general market fluctuations by writing index call options and purchasing index put options having identical strike prices and expiration dates.

Derivative instruments can be volatile and the potential loss to the Fund from a derivative instrument may exceed the Fund’s initial investment. The use of these instruments requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If the investment adviser uses a derivative instrument at the wrong time or judges market conditions incorrectly, or if the derivative instrument does not perform as expected, these strategies may significantly reduce the Fund’s return. The Fund could also experience losses if the indices underlying its positions in derivatives are not closely correlated with the securities held by the Fund, or if the Fund is unable to close out a position because the market for an instrument or position is or becomes illiquid. Options purchased by the Fund may decline in value with the passage of time, even in the absence of movement in the price of the underlying security.

All of the options used by the Fund are exchange traded and backed by the Options Clearing Corporation (“OCC”). The OCC is in turn backed by the creditworthiness of its clearing members (major U.S. financial institutions) and carries a lien on securities, margin deposits and funds maintained in clearing members’ accounts to the extent specified in the OCC’s rules. The OCC requires margin deposits by its clearing members, and carries a separate clearing fund. The investment adviser believes that an OCC default is highly improbable. Even if it were to occur, the potential loss to the Fund would be limited to the extent that the Fund’s options were “in-the-money,” which is expected to represent only a small percentage of the value of the Fund’s net assets.

20	Hussman Strategic Allocation Fund	(800) HUSSMAN

Investment Objective, Strategies and Related Risks
(continued)

The Fund is required to comply with Rule 18f-4 under the Investment Company Act of 1940 (the “1940 Act”) which imposes limits on the amount of derivatives that the Fund can enter into and treats derivatives, as well as certain other debt securities, as senior securities. The Fund’s ability to use derivative instruments in some market conditions could potentially be affected by Rule 18f-4.

The following information relates to the non-principal risks of investing in the Fund:

●

Sector Focus Risk. From time to time the Fund may maintain weightings in particular business sectors that deviate significantly from the weightings of those sectors in broad-based market indices. At times when the Fund emphasizes investment in one or more particular business sectors, it will be more susceptible to financial, market or economic events generally affecting issuers and industries within those sectors than funds that do not emphasize investment in particular sectors. The value of an individual stock may fluctuate due to factors that affect a particular industry or industries, such as labor shortages, increased production costs, supply chain disruptions, or competitive conditions within an industry. The more the Fund emphasizes one or more business sectors, the greater the potential that these investments will react similarly to legislative or regulatory changes, adverse market conditions or increased market competition affecting those sectors.

●

Exchange Traded Fund Risk. The Fund may invest a portion of its assets in shares of exchange traded funds (“ETFs”) to obtain exposure to the stock and bond markets. ETFs in which the Fund invests differ from traditional mutual funds in that shares of an ETF are listed on a securities exchange and can be traded intraday. ETFs in which the Fund invests typically hold a portfolio of common stocks or bonds and are designed to track the performance of a particular index.

Investments in shares of ETFs involve risks generally associated with investments in common stocks or fixed-income securities, including the risk that the prices of stocks or bonds may decline, thereby affecting adversely the value of the shares of the ETFs held by the Fund. Investments in ETF shares are subject also to the risks that: (1) an active trading market for shares may not develop or be maintained; (2) an ETF’s share price may not track the ETF’s specified market index and shares of ETFs may trade below net asset value (“NAV”); (3) the prices of shares of ETFs in which the Fund invests, which are not actively managed and do not take defensive positions, may be volatile and these ETFs may incur losses in the event of a general market decline; (4) trading of shares may be temporarily halted under rules of the listing exchange as a result of “circuit breakers” that are triggered by significant share price declines or if the listing exchange deems a trading halt appropriate; and (5) shares may be delisted from trading on an exchange.

21

Investment Objective, Strategies and Related Risks
(continued)

The investment adviser may decide to purchase ETF shares for the same reasons it would purchase (and as an alternative to purchasing) individual stocks or bonds — to obtain exposure to the stock or bond markets. When ETF shares are held by the Fund, the Fund indirectly bears its pro-rata share of the ETF’s fees and expenses, which are in addition to the Fund’s own fees and expenses.

●

Foreign Investment Risk. The Fund may invest in the stocks of foreign issuers by purchasing American Depositary Receipts (“ADRs”). ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and trade on U.S. securities exchanges. Investment in ADRs involve various risks not generally associated with investments in common stocks of U.S. issuers. Foreign issuers may face adverse economic developments, and foreign governments may expropriate assets, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have an adverse effect on securities prices. The risks associated with tensions or open conflict between nations, such as the Russian invasion of Ukraine, conflicts in the Middle East and eastern Asia, the precarious strategic competitive relationship between the U.S. and China, rising tensions involving the U.S., Iran and Israel, or political dysfunction within some nations that are global economic powers, could affect the economies of many nations, including the U.S., in ways that cannot be foreseen. The values of securities of foreign issuers may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to government collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and may be subject to reporting standards or regulatory requirements that differ from those applicable to U.S. companies.

●

Temporary and Defensive Investments. During periods of extremely adverse market or economic conditions, generally reflecting unusually elevated valuations, weak market action, or severe liquidity risks in the judgment of the investment adviser, the Fund may temporarily adopt a defensive investment position and invest up to 90% of its net assets in money market instruments and shares of money market mutual funds, or it may hold cash. When the Fund is in a temporary defensive position, the opportunity to achieve its investment objective will be limited. If the general stock or bond markets advance during such periods, the Fund’s investment return might be lower than if it invested substantially all of its assets in stocks or bonds. The Fund may also invest in money market instruments and shares of money market mutual funds for liquidity purposes, or hold these investments as collateral against certain hedging positions held by the Fund. When

22	Hussman Strategic Allocation Fund	(800) HUSSMAN

Investment Objective, Strategies and Related Risks
(continued)

the Fund invests in shares of money market mutual funds, the Fund bears its pro rata share of the fees and expenses of those funds, which are in addition to the Fund’s own fees and expenses.

●

Portfolio Turnover. The Fund may engage in short-term trading. This means that the Fund may buy a security and sell that security a short period of time after its purchase to realize gains if the investment adviser believes that the sale is in the best interest of the Fund (for example, if the investment adviser believes an alternative investment has greater growth potential). Short-term trading will increase the Fund’s portfolio turnover rate and generate higher transaction costs due to brokerage commissions or dealer mark-ups and other expenses, which would reduce the Fund’s investment performance. In addition, a high level of short-term trading may accelerate taxable income recognized by shareholders, and may reduce the after-tax returns of shareholders, because it may generate short-term capital gains, which are taxed at ordinary income tax rates.

●

Technology and Cybersecurity Risk. Various technologies are used by the investment adviser and other service providers in connection with their operations and in providing services to the Fund. There is a risk that technology malfunctions, breaches in cybersecurity or other circumstances affecting these technologies may adversely impact the Fund’s operations (including services available to shareholders and the Fund’s investment program) or may result in the release of proprietary information concerning the Fund or its shareholders, reputational damage to the Fund or regulatory violations. In turn, these events may cause the Fund to incur penalties, additional costs and financial loss. Similar types of risk are also present for the issuers of securities in which the Fund invests, government and regulatory authorities, financial market operators, financial institutions, vendors and other service providers, which could adversely impact such issuers and the value of the Fund’s investments.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s SAI.

23

Fund Management

THE INVESTMENT ADVISER AND PORTFOLIO MANAGER

Hussman Strategic Advisors, Inc. (“Hussman Strategic Advisors”), 6021 University Boulevard, Suite 490, Ellicott City, Maryland 21043, serves as the investment adviser of the Fund. Hussman Strategic Advisors is a registered investment adviser that manages more than $613 million in assets as of June 30, 2025.

John P. Hussman, Ph.D. (Economics, Stanford University, 1992) has been the Chairman, President and controlling shareholder of Hussman Strategic Advisors since its inception in August 1999. Dr. Hussman also serves as the President of Hussman Investment Trust (the “Trust”) and has been the portfolio manager of the Fund since its inception in August 2019. From 1992 until 1999, he was an Adjunct Assistant Professor of Economics and International Finance at the University of Michigan and the Michigan Business School. His academic research has focused on financial market efficiency and information economics.

Dr. Hussman is responsible for the day-to-day investment decisions and continuously reviews, supervises and administers the Fund’s investment program. The Fund’s SAI contains further details about Dr. Hussman’s compensation, other accounts managed by Dr. Hussman, and Dr. Hussman’s ownership of Fund shares. Dr. Hussman’s knowledge and expertise regarding the investment and hedging strategies used by the Fund may be critical to the Fund’s ability to pursue its investment program. For this reason, in the event that Dr. Hussman becomes unable to manage the Fund’s investment portfolio, the Board of Trustees of the Trust would take such action as it deems to be in the best interest of the Fund’s shareholders, which could include an orderly liquidation of the Fund and the return of capital to shareholders.

In consideration of the services provided by Hussman Strategic Advisors, the Fund pays Hussman Strategic Advisors an investment advisory fee based upon the amount of the Fund’s average daily net assets. The investment advisory fee is computed at the annual rates of 0.75% of the first $2 billion of average daily net assets of the Fund, 0.70% of the next $3 billion of such assets, and 0.65% of such assets over $5 billion, less any fee waivers.

Hussman Strategic Advisors has contractually agreed that, until November 1, 2026, it will waive its investment advisory fees and/or absorb or reimburse other Fund operating expenses to the extent necessary to limit the Fund’s annual operating expenses (excluding fees and expenses incurred by the Fund on its investments in other investment companies and pooled investment vehicles, brokerage commissions, taxes, interest expense and any extraordinary expenses) to an amount not exceeding 1.25% of the Fund’s average daily net assets. Under the terms of this agreement, the Fund is obligated to reimburse Hussman Strategic Advisors the amount of advisory fees

24	Hussman Strategic Allocation Fund	(800) HUSSMAN

Fund Management (continued)

previously waived and Fund expenses previously absorbed or reimbursed by Hussman Strategic Advisors for a period of three years from the date such fees or expenses were waived, absorbed or reimbursed, but only if such reimbursement does not cause the Fund’s operating expenses (after reimbursement by the Fund is taken into account) to exceed the lesser of: (i) the expense limitation in effect at the time such fees and expenses were waived, absorbed or reimbursed by Hussman Strategic Advisors; and (ii) the expense limitation in effect at the time Hussman Strategic Advisors seeks reimbursement. This agreement may not be terminated by Hussman Strategic Advisors without the approval of the Board of Trustees. Hussman Strategic Advisors may agree to continue after November 1, 2026 the current arrangement to limit the Fund’s expenses or to implement a similar arrangement, but it is not obligated to do so. During the fiscal year ended June 30, 2025, Hussman Strategic Advisors waived all investment advisory fees payable to it by the Fund.

A discussion regarding the basis for approval by the Board of Trustees of the annual continuance of the Fund’s investment advisory agreement with Hussman Strategic Advisors is available in the Fund’s annual financial statements for the fiscal year ended June 30, 2025.

THE ADMINISTRATOR

Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund’s administrator, transfer agent and fund accounting agent. Management and administrative services of Ultimus include (i) providing officers and administrative personnel to the Fund, (ii) obtaining valuations, calculating NAVs and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory and reporting services, (v) processing shareholder account transactions and disbursing dividends and distributions, and (vi) supervising custodial and other third party services.

The SAI has more detailed information about the Fund’s service providers.

25

How the Fund Values Its Shares

The net asset value (“NAV”) of the Fund’s shares is calculated as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on each day that the New York Stock Exchange is open for trading. Currently, the New York Stock Exchange is open for trading every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas. To calculate NAV per share, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The Fund values its portfolio securities at their current market values determined on the basis of market quotations from the principal exchange or market on which they are traded. Such securities are generally valued at the official closing price or the last reported sales price, or if there are no sales on that day, the last bid price. If market quotations are not readily available or are considered to be unreliable due to significant market events or other developments, securities and other financial instruments are valued at their fair values as determined by the investment adviser, as the Fund’s valuation designee, under procedures adopted by the Board of Trustees pursuant to Rule 2a-5 under the 1940 Act. Valuing portfolio securities at fair value involves reliance on judgment and a security’s fair value may differ depending on the method used for determining value. As a result, the prices of securities used in calculating the Fund’s NAV may differ from quoted or published prices for the same securities.

Pursuant to procedures approved by the Board of Trustees, options traded on a national securities exchange are valued at prices between the closing bid and ask prices determined by the investment adviser to most closely reflect market value as of the time of computation of NAV. Futures contracts and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of regular trading on the New York Stock Exchange, or, if not available, at the mean of their bid and ask prices.

In determining its NAV, the Fund values shares it holds of other open-end investment companies registered under the 1940 Act (except shares of ETFs which are valued using their sales prices or market quotations) based upon the net asset values of those shares as last determined by those investment companies prior to the time as of which the NAV of the Fund is calculated. The prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Your order to purchase or redeem Fund shares is effected at the NAV per share next calculated after your order is received by the Fund in the manner set forth below (see “How to Buy Shares” and “How to Redeem Shares”).

26	Hussman Strategic Allocation Fund	(800) HUSSMAN

How to Buy Shares

The Fund is a no-load fund. This means that shares may be purchased without imposition of a sales charge. Shares of the Fund are available for purchase from the Fund every day the New York Stock Exchange is open for business, at the Fund’s NAV per share next calculated after receipt of a purchase order in proper form. The Fund reserves the right to reject any purchase request. Investors who purchase and redeem shares through a brokerage firm or other financial intermediary may be charged a fee by such brokerage firm or intermediary.

The Fund mails you confirmations of all purchases or redemptions of Fund shares. You must contact the Fund in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Fund may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date. Certificates representing shares are not issued.

MINIMUM INITIAL INVESTMENT

Low-Balance Accounts. While the Fund does not impose a minimum investment amount on initial or subsequent investments, the Fund reserves the right to liquidate a fund account whose balance remains below $500 for a period of 12 months or more. Prior to exercising this right, the Fund will provide written notice to the shareholder, allowing a 60-day period to increase the balance to $500 or more. At the discretion of the investment adviser, the Fund may waive the low-balance threshold upon written request.

OPENING AN ACCOUNT

An account may be opened by mail or bank wire, as follows:

By Mail. To open a new account by mail:

●	Complete and sign the account application.

●	Enclose a check payable to Hussman Strategic Allocation Fund.

●	Mail the application and the check to the Fund’s transfer agent, Ultimus Fund Solutions, LLC (the “Transfer Agent”), at the following address:

Regular Mail	Overnight Mail
Hussman Strategic Allocation Fund	Hussman Strategic Allocation Fund
c/o Ultimus Fund Solutions, LLC	c/o Ultimus Fund Solutions, LLC
P.O. Box 46707	225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246	Cincinnati, Ohio 45246

27

How to Buy Shares (continued)

All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. The Fund does not generally accept cash equivalents (cash, cashier’s checks, bank official checks, certified checks, bank money orders), counter checks, starter checks, traveler’s checks, money orders, credit card checks, and checks made to third parties. The Fund does not also accept third party checks (except for properly endorsed IRA transfer and rollover checks) or foreign checks (checks drawn on non-U.S. financial institutions). When shares are purchased by check, the proceeds from the redemption of those shares may not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days. If an order to purchase shares is canceled because your check does not clear, you will be charged $25 and will also be responsible for any resulting losses or other fees incurred by the Fund or the Transfer Agent in the transaction.

By sending your check to the Transfer Agent, please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Transfer Agent cannot post the transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.

By Wire. To open a new account by wire of federal funds, call the Transfer Agent at 1-800-HUSSMAN. A representative will assist you in obtaining an account application, which must be completed, signed and telecopied or mailed to the Transfer Agent before payment by wire may be made. The representative will also provide information necessary for you to provide payment instructions to your financial institution.

An order is considered received when the Transfer Agent receives payment by wire. If your account application was telecopied to the Transfer Agent, you must also mail the completed account application to the Transfer Agent. See “Opening an Account – By Mail” above. Your financial institution may charge a fee for wiring funds. Shares will be issued at the NAV per share next computed after receipt of your wire.

Through the Online Account Management System. You may open an account online by visiting our website at www.hussmanfunds.com and clicking the Account Access button to begin the account opening process. You automatically have the ability to establish online transaction privileges unless you decline the privileges on your Account Application. You will be required to enter into a user’s agreement and your bank must be a domestic financial institution and an ACH member in order to use the Online Account Management System. Purchase orders must be entered by 4:00 p.m. Eastern time in order to be accepted and receive the NAV calculated on

28	Hussman Strategic Allocation Fund	(800) HUSSMAN

How to Buy Shares (continued)

that day. It may take at least two business days before your purchase order is accepted. Access to the Online Account Management System may be limited during periods of peak demand, market volatility, system upgrades or maintenance, or for other reasons. Please call the Transfer Agent at 1-800-HUSSMAN for assistance.

Through Your Broker or Financial Institution. Shares of the Fund may be purchased through certain brokerage firms and financial institutions that are authorized to accept purchase orders on behalf of the Fund at the NAV per share next determined after your order is received by such organization in proper form. Your purchase order must be received by your brokerage firm or financial institution prior to the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) in order for it to be effected at the NAV per share calculated on that day. An investor transacting in shares of the Fund through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker. Brokers and other organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or the Transfer Agent. These organizations may be the shareholders of record of your shares. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares. The Fund will be deemed to have received a purchase or redemption order when an authorized brokerage firm or financial institution or, if applicable, its authorized designee, receives the order.

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund (or the investment adviser) may pay the intermediary for various account-related or shareholder services the intermediary provides to the Fund or to its customers who invest in the Fund. These payments may create a conflict of interest on the part of the broker-dealer or other intermediary. Ask your salesperson or visit your financial intermediary’s website for more information.

SUBSEQUENT INVESTMENTS

Once an account is open, additional purchases of Fund shares may be made at any time through any of the following options:

●

By sending a check, made payable to Hussman Strategic Allocation Fund, to Hussman Investment Trust, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246. Be sure to note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses suffered by the Fund as a result of any check returned for insufficient funds.

29

How to Buy Shares (continued)

●	By wiring federal funds to the Fund account as described under “Opening an Account – By Wire.” Shareholders should call the Transfer Agent at 1-800-HUSSMAN before wiring funds.

●	Through your brokerage firm or other financial institution.

●	Through an electronic transfer from a financial institution through the Automated Clearing House (“ACH”), as described below.

By Automated Clearing House (ACH). ACH is the electronic transfer of money to the Fund directly from an account you maintain with a financial institution. Once an account is open, shares may be purchased or redeemed through ACH if you have completed the ACH Authorization section on your account application. For existing accounts, an ACH Authorization Form may be obtained by calling the Transfer Agent at 1-800-HUSSMAN. Allow at least two weeks for processing before using ACH. To place a purchase or redemption order by ACH, call the Transfer Agent at 1-800-HUSSMAN. There are no charges for ACH transactions imposed by the Fund or the Transfer Agent. ACH share purchase transactions are completed when payment is received, approximately two business days following the placement of your order. When shares are purchased through ACH, the proceeds from the redemption of those shares may not be paid until the ACH transfer has been converted to federal funds, which could take up to 15 calendar days. The shareholder will be charged $25 and will also be held responsible for any fees incurred or losses suffered by the Fund as a result of any ACH transaction rejected for insufficient funds. Failure to notify the Fund in advance of an ACH transfer could result in a delay in completing your transaction.

SHAREHOLDER FEES

In addition to the $15 wire redemption fee and $25 fee for insufficient funds described in this Prospectus, the Fund charges an overnight delivery fee of $25 per mail delivery. These fees may change in the future.

AUTOMATIC INVESTMENT PLAN

You may make automatic monthly investments in shares of the Fund from your bank, savings and loan or other depository institution account on the date(s) specified on your Account Application. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days’ written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

30	Hussman Strategic Allocation Fund	(800) HUSSMAN

How to Buy Shares (continued)

PURCHASES IN KIND

The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Fund based upon the suitability of the securities as an investment for the Fund, the marketability of such securities, and other factors which the Fund may deem appropriate. If accepted, the securities will be valued using the same criteria and methods utilized to compute the Fund’s NAV.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

●	Name;

●	Date of birth (for individuals);

●	Residential or business street address (although post office boxes are still permitted for mailing); and

●	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

31

How to Buy Shares (continued)

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund is designed to serve as a long-term investment vehicle and not as a frequent or short-term trading (“market timing”) vehicle. Frequent short-term trading is not in the best interest of shareholders of the Fund. Such trading could result in higher expenses that result from increased portfolio trading and transaction costs; unplanned portfolio turnover; and asset swings that could decrease the Fund’s ability to maximize investment return. These risks can have an adverse effect on the Fund’s performance. It is believed that the frequently hedged investment stance of the Fund and the infrequency of “stale” prices reduces the likelihood of market timing in shares of the Fund, and also reduces the potential impact of such trading on shareholders.

The Trust does not accommodate frequent purchases and redemptions of shares of the Fund. With this goal in mind, the Board of Trustees has adopted policies and procedures that are intended to detect and prevent market timing in shares of the Fund. These policies and procedures are applied uniformly to all shareholders. The Trust, through its service providers, monitors shareholder trading activity to help ensure compliance with the Fund’s policies. The Trust prepares reports illustrating purchase and redemption activity to detect market timing activity. The Trust reserves the right to reject any purchase order or exchange request (but not a redemption request) that it believes to involve excessive trading of Fund shares or to be potentially disruptive in nature. The Trust may modify any terms or conditions applicable to the purchase of Fund shares or modify its policies as it deems necessary to deter market timing.

The Trust has entered into agreements with intermediaries obligating them to provide, upon request, information regarding their customers and their customers’ transactions in shares of the Fund. The Trust relies on intermediaries to help monitor and enforce its market timing policies. The Trust reserves the right to reject any order placed from an omnibus account. Although the Trust has taken these steps to discourage frequent purchases and redemptions of shares, the Trust cannot guarantee that such trading will not occur.

32	Hussman Strategic Allocation Fund	(800) HUSSMAN

How to Exchange Shares

Shares of the Fund and shares of any other Hussman fund may be exchanged for each other. Before making an exchange into another Hussman fund, you should obtain and read the prospectus for that fund. There is no fee for exchanges. The exchange of shares of one fund for shares of another fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.

Shares of the Fund acquired by means of an exchange will be purchased at the NAV per share next determined after receipt in proper form of the exchange request by the Transfer Agent. An exchange request must be received prior to the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) in order for it to be effected at the NAV per share calculated on that day. Exchanges that establish a new account may be made by sending a written request to the Transfer Agent. Exchanges into an existing account may be made by sending a written request to the Transfer Agent, or by calling 1-800-HUSSMAN. Please provide the following information:

●	Your name and telephone number

●	The exact name of your account and account number

●	Taxpayer identification number (usually your Social Security number)

●	Dollar value or number of shares to be exchanged

●	The name of the fund from which the exchange is to be made

●	The name of the fund into which the exchange is being made

The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Fund reserves the right to terminate or modify the exchange privilege upon 60 days’ notice to shareholders.

The Transfer Agent requires personal identification before accepting any exchange request by telephone, and telephone exchange instructions may be recorded. If reasonable procedures are followed by the Transfer Agent to determine that the instructions are genuine, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in exchanging shares by telephone. If such a case should occur, sending exchange instructions by mail should be considered.

33

How to Redeem Shares

Shares of the Fund may be redeemed any day in which the Fund computes its NAV. Shares are redeemed at their NAV per share next determined after the Transfer Agent receives your redemption request in proper form. Redemption requests must be received prior to the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) in order to be effected at the NAV per share calculated on that day. Redemption requests may be made by mail, by telephone, or through the online account management system described below.

By Mail. You may redeem shares by mailing a written request to Hussman Investment Trust, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246 (regular mail), or 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 (overnight mail). Written requests must state the shareholder’s name, the name of the Fund, the account number and the number of shares or dollar amount to be redeemed and be signed exactly as the shares are registered.

IRA Redemptions. If you redeem shares from an IRA account or other retirement plan, you must indicate in your redemption request whether the Fund should withhold federal income tax. Unless you state in your redemption request that you do not want to have federal income tax withheld, the redemption proceeds will be subject to withholding.

Through the Online Account Management System. You may redeem your shares online if you have opened an account through the Online Account Management System via the Fund’s website at www.hussmanfunds.com. Shares purchased through ACH are not immediately available for redemption and your redemption proceeds will be delivered to the bank account that was used for your ACH purchases. Redemption proceeds through your online account may be sent by check to your address of record, or through ACH or wire. Access to the Online Account Management System may be limited during periods of peak demand, market volatility, system upgrades or maintenance, or for other reasons

Signature Guarantees. To protect shareholders and the Fund against potential fraud, a signature guarantee, specifically a Medallion Signature Guarantee (“MSG”), may be required in certain circumstances. A Medallion Signature Guarantee is a stamped certification provided by an eligible guarantor institution to verify the authenticity of a signature and the authority of the individual signing on behalf of the account owner.

The Fund or the Transfer Agent may require a Medallion Signature Guarantee in the following situations:

●	The redemption amount exceeds $100,000;

34	Hussman Strategic Allocation Fund	(800) HUSSMAN

How to Redeem Shares (continued)

●	The proceeds are being mailed to an address or transferred to a bank account that was changed or added within the past 30 calendar days;

●	The proceeds are made payable to someone other than the registered account owner;

●	The proceeds are directed to a financial institution account not held in the shareholder’s name;

●	The account registration or ownership is being changed;

●	Redemption instructions are submitted by mail with alternate delivery instructions or special processing;

●	Any other situation where the Fund or the Transfer Agent reasonably determines that additional documentation or verification is warranted.

Medallion Signature Guarantees must be obtained from eligible guarantor institutions that are members of a Medallion Signature Guarantee program recognized by the Securities Transfer Association (e.g., STAMP, SEMP, or MSP). These typically include commercial banks, savings associations, credit unions, and broker-dealers. Notarization is not an acceptable substitute for a Medallion Signature Guarantee.

Shareholders should contact the Transfer Agent in advance of submitting any transaction requests if they are uncertain whether a Medallion Signature Guarantee is required. The Transfer Agent reserves the right to reject any signature guarantee.

By Telephone. The telephone redemption privilege is automatically available to all new accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account. If you own an IRA, you will be asked whether or not the Fund should withhold federal income tax.

Telephone redemption privileges and account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above.

The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent to determine that the instructions are genuine, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

35

How to Redeem Shares (continued)

Through Your Broker or Financial Institution. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV per share next determined after your order is received by such organization in proper form. NAV per share is normally determined as of 4:00 p.m., Eastern time on each day the New York Stock Exchange is open for business. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may (a) be authorized to designate other intermediaries to act in this capacity; (b) charge you transaction fees on redemptions of Fund shares; and (c) impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

RECEIVING PAYMENT

The Trust normally makes payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, regardless of whether payment is made by check, wire transfer or ACH. Proceeds of a wire redemption request normally will be sent on the business day following the redemption. However, when shares are purchased by check or through ACH, the proceeds from the redemption of those shares may not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days. Your redemption will be effected at the next calculated NAV per share even if the payment is delayed due to a recent purchase of shares. The Fund typically makes payment for redemptions from its cash reserves or from the sale of portfolio securities. However, the Fund may borrow money to pay redemptions during stressed market conditions or if the investment adviser otherwise deems such borrowing to be appropriate.

The Fund may suspend the right of redemption or postpone the date of payment for shares for more than seven days: (a) for any period during which the New York Stock Exchange is closed for other than customary weekend and holiday closings or trading on the New York Stock Exchange is restricted, as determined by rules of the SEC; (b) for any period during which an emergency exists (as determined by rules of the SEC) as a result of which (i) disposal by the Fund of securities owned by it is not reasonably practicable or (ii) it is not reasonably practicable for the Fund to determine the value of its assets; and (c) for such other periods as may be permitted by an order of the SEC.

36	Hussman Strategic Allocation Fund	(800) HUSSMAN

How to Redeem Shares (continued)

SYSTEMATIC WITHDRAWAL PLAN

If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days’ written notice, to make reasonable charges. Telephone the Transfer Agent toll-free at 1-800-HUSSMAN for additional information.

TRANSACTIONS THROUGH THE ONLINE ACCOUNT MANAGEMENT SYSTEM

The Fund may alter, modify or terminate the Online Account Management System at any time. You should be aware that the internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use the website for transactions is dependent upon the internet and equipment, software, systems, data and services provided by various vendors and third parties. While the Fund’s service providers have established certain security procedures, the Fund, the Transfer Agent and Ultimus Fund Distributors, LLC (the “Distributor”) cannot assure that trading information will be completely secure. There may also be delays, malfunctions, or other inconveniences generally associated with this medium, or times when the website is unavailable for Fund transactions. Should this happen, you should consider purchasing or redeeming shares by another method. The Fund, the Transfer Agent, the Distributor and the Adviser may not be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.

REDEMPTIONS IN KIND

The Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” This would be done only under extraordinary circumstances and if the Fund deems it advisable for the benefit of all shareholders, such as a redemption of a significant percentage of the Fund’s shares that could adversely impact the Fund’s operations. If the Fund elects to redeem in kind, it will typically deliver individual readily marketable securities to the redeeming shareholder within three business days after receipt of the redemption request in proper form. The securities that are delivered in a redemption in kind will have a value equal to the market value of the Fund shares being redeemed. When you convert these securities to cash, you will pay brokerage charges and may realize a gain or loss for tax purposes.

37

How to Redeem Shares (continued)

Lost Shareholders, Inactive Accounts and Unclaimed Property

Certain states have unclaimed property laws that may require the Fund or its Transfer Agent to transfer the assets of accounts that are considered abandoned, inactive, or lost (due to returned mail) to the appropriate state authority. An account may be deemed unclaimed if the shareholder has not initiated any contact or transaction within a time period specified by applicable state law.

In some cases, this process is referred to as escheatment, and shareholders may be required to reclaim the assets from the applicable state’s unclaimed property office. Some states may also require the liquidation of shares prior to escheatment, and shareholders may only be entitled to receive the cash value at the time of sale.

For retirement accounts, such escheatment may be treated as a taxable distribution, and federal and/or state income tax withholding may apply.

To help avoid escheatment, shareholders should maintain current contact information and periodically initiate contact with the Fund or the Transfer Agent. Examples of shareholder-initiated contact include written correspondence, telephone inquiries, or initiating a transaction in the account.

In accordance with Texas law, residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. A Texas Designation of Representative Form is available for making such an election.

38	Hussman Strategic Allocation Fund	(800) HUSSMAN

Dividends, Distributions and Taxes

Income dividends are normally declared and paid on a quarterly basis. Net capital gain distributions, if any, are normally declared and paid annually in December. Your distributions of dividends and capital gains will be automatically reinvested in additional shares of the Fund unless you elect to receive them in cash. The Fund’s distributions of income and capital gains, whether received in cash or reinvested in additional shares, will be subject to federal income tax.

The Fund has qualified in all prior years and intends to continue to qualify as a regulated investment company for federal income tax purposes, and as such, it will not be subject to federal income tax on its taxable income and gains that it distributes to its shareholders. The Fund intends to distribute its income and gains in such a way that it will not be subject to a federal excise tax on certain undistributed amounts.

Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations that hold shares of the Fund, certain income from the Fund may qualify for a 50% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

The Fund’s transactions in options, futures contracts and ETFs are subject to special tax rules. These rules and rules applicable to wash sales, straddle transactions and certain other types of transactions can affect the amount, timing and characteristics of distributions to shareholders.

When you redeem or exchange Fund shares, you generally realize a capital gain or loss as long as you hold the shares as capital assets. Except for investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRA accounts, and tax-exempt investors that do not borrow to purchase Fund shares, any gain realized on a redemption or exchange of Fund shares will be subject to federal income tax.

You will be notified by February 15 of each year about the federal tax status of distributions made by the Fund during the prior year. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes.

Federal law requires the Fund to withhold taxes on distributions paid to shareholders who fail to provide a social security number or taxpayer identification number or fail to certify that such number is correct.

The Fund must report to the IRS and furnish to shareholders the cost basis information for shares purchased and sold. The Fund has chosen average cost as its standing (default) tax lot identification method for calculating cost basis, which means

39

Dividends, Distributions and Taxes (continued)

it will use average cost to determine the specific shares that will be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. Shareholders may, however, choose a method other than the Fund’s standing method at the time of their purchase or upon a sale of shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period, or other adjustments that are required when reporting these amounts on their federal income tax returns.

Because everyone’s tax situation is different, you should consult your tax professional about federal, state and local tax consequences of an investment in the Fund.

40	Hussman Strategic Allocation Fund	(800) HUSSMAN

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain financial information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information has been audited by Cohen & Company, Ltd., the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual financial statements and additional information, which is available upon request.

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended June 30,
	2025	2024	2023	2022	2021
Net asset value at beginning of year	$9.27	$9.32	$10.93	$11.70	$10.32

Income (loss) from investment operations:
Net investment income (loss)	0.20	0.18	0.12	0.04	(0.02)
Net realized and unrealized gains (losses) on investments and written option contracts	0.63	(0.05)	0.13	(0.42)	1.98
Total from investment operations	0.83	0.13	0.25	(0.38)	1.96

Less distributions from:
Net investment income	(0.20)	(0.18)	(0.12)	(0.04)	(0.01)
Net realized gains	—	—	(1.74)	(0.35)	(0.57)
Total distributions	(0.20)	(0.18)	(1.86)	(0.39)	(0.58)

Proceeds from redemption fees collected *	—	—	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value at end of year	$9.90	$9.27	$9.32	$10.93	$11.70

Total return (b)	9.07%	1.43%	2.06%	(3.19%)	19.70%
Net assets at end of year (000’s)	$28,418	$26,587	$27,739	$21,573	$19,881

Ratio of total expenses to average net assets	2.13%	2.14%	2.16%	2.08%	2.87%

Ratio of net expenses to average net assets (c)	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets (c)	2.11%	1.92%	1.32%	0.42%	(0.11%)
Portfolio turnover rate	468%	129%	79%	98%	163%

*

Effective April 1, 2023, the Fund eliminated the redemption fees being charged. Prior to April 1, 2023, a redemption fee of 1.5% generally was applied to shares redeemed 60 days or less from the date of purchase.

(a)	Amount rounds to less than $0.01 per share.

(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratio was determined after advisory fee waivers and absorption of Fund expenses by the Adviser.

41

INVESTMENT ADVISER

Hussman Strategic Advisors, Inc.

6021 University Boulevard, Suite 490

Ellicott City, Maryland 21043

www.hussmanfunds.com

1-800-HUSSMAN (1-800-487-7626)

ADMINISTRATOR/TRANSFER AGENT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

342 North Water Street, Suite 830

Milwaukee, Wisconsin 53202

LEGAL COUNSEL

Troutman Pepper Locke LLP

3000 Two Logan Square

Eighteenth and Arch Streets

Philadelphia, Pennsylvania 19103

CUSTODIAN

US Bank NA

425 Walnut Street

Cincinnati, Ohio 45202

John P. Hussman, Ph.D. is the President of Hussman Strategic Advisors, Inc. and the portfolio manager of Hussman Strategic Allocation Fund. Previously, Dr. Hussman was a professor at the University of Michigan, where he taught courses in Financial Markets, Banking, and International Finance. He holds a Ph.D. in Economics from Stanford University. He also holds a B.A. in Economics, Phi Beta Kappa, and an M.S. in Education and Social Policy from Northwestern University.

42	Hussman Strategic Allocation Fund	(800) HUSSMAN

For More Information

In addition to the information contained in the Prospectus, the following documents are available free upon request:

● Financial Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

● Statement of Additional Information (“SAI”)

The SAI provides additional information about the Fund. It is incorporated by reference and is legally considered a part of this Prospectus.

The Fund makes available the SAI and financial reports, free of charge, on the Fund’s website (www.hussmanfunds.com). You may also request copies of these materials and other information, without charge, or make inquiries to the Fund by writing to Ultimus Fund Solutions at the address on the previous page. You may also call toll-free:

1-800-HUSSMAN (1-800-487-7626)

Only one copy of a Prospectus or an annual or semi-annual report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of information on the SEC’s Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

www.hussmanfunds.com

Investment Company Act File No. 811-09911

43

Statement of Additional Information

HUSSMAN STRATEGIC MARKET CYCLE FUND

TICKER SYMBOL: HSGFX

HUSSMAN STRATEGIC TOTAL RETURN FUND

TICKER SYMBOL: HSTRX

HUSSMAN STRATEGIC ALLOCATION FUND

TICKER SYMBOL: HSAFX

Investment Portfolios of

HUSSMAN INVESTMENT TRUST

November 1, 2025

This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Funds’ November 1, 2025 Prospectuses, which may be supplemented from time to time. This Statement of Additional Information is incorporated by reference in its entirety into each Prospectus. Copies of a Prospectus, Annual Report or Semi-Annual Report may be obtained without charge, upon request, by writing Hussman Investment Trust at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling toll-free 1-800-HUSSMAN (1-800-487-7626).

FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS	2
CALCULATION OF NET ASSET VALUE	32
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	34
SPECIAL SHAREHOLDER SERVICES	34
MANAGEMENT OF THE TRUST	35
INVESTMENT ADVISER	42
PORTFOLIO TRANSACTIONS	45
OTHER SERVICE PROVIDERS	46
GENERAL INFORMATION	48
ADDITIONAL TAX INFORMATION	53
FINANCIAL STATEMENTS	58
APPENDIX A: RATINGS DESCRIPTIONS	59
APPENDIX B: PROXY VOTING POLICIES AND PROCEDURES	63

1

FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS

Hussman Investment Trust (the “Trust”) is an open-end management investment company that currently offers three diversified investment portfolios: Hussman Strategic Market Cycle Fund (“Strategic Market Cycle Fund”), Hussman Strategic Total Return Fund (“Strategic Total Return Fund”) and Hussman Strategic Allocation Fund (“Strategic Allocation Fund”). Prior to November 1, 2024, the Strategic Market Cycle Fund was named the Hussman Strategic Growth Fund. The Strategic Market Cycle Fund, Strategic Total Return Fund and Strategic Allocation Fund are referred to individually as a “Fund” and collectively as the “Funds.” The Trust was organized and its Agreement and Declaration of Trust was filed with the State of Ohio on June 1, 2000. Hussman Strategic Advisors, Inc. (the “Adviser”) serves as the Funds’ investment adviser.

Investment Objective

Strategic Market Cycle Fund - The Fund seeks to achieve long-term capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions.

Strategic Allocation Fund – The Fund seeks to achieve total return through a combination of income and capital appreciation.

Strategic Total Return Fund – The Fund seeks to achieve long-term total return from income and capital appreciation.

Additional Information on Portfolio Investments, Strategies and Risks

All principal investment strategies and related risks are disclosed in the “Risk/Return Summary” of each Fund’s Prospectus. Information contained in this Statement of Additional Information expands upon information contained in the Prospectuses. No investment in shares of a Fund should be made without first reading the Fund’s Prospectus.

The table below provides an overview of investment transactions used by each Fund, where “Primary” reflects general use by the Fund as a regular part of its investment strategy, and “May be utilized” reflects possible or occasional use under less general circumstances.

Instruments	Strategic Market Cycle Fund	Strategic Allocation Fund	Strategic Total Return Fund
U.S. equity securities	Primary	Primary	Primary
Gold & precious metals shares	May be utilized	May be utilized	Primary
Real-estate investment trusts	May be utilized	May be utilized	May be utilized
Fixed income securities		Primary	Primary
Mortgage-related securities			May be utilized
Convertible debt			May be utilized
Foreign securities	May be utilized	May be utilized	May be utilized
Money market shares	Primary	Primary	Primary
Options	Primary	Primary	May be utilized
Futures	May be utilized	May be utilized	May be utilized

2

Equity Securities

The value of a company’s stock may fall as a result of specific factors that are directly related to that company, such as management decisions or a lower demand for the company’s products or services. The value of a company’s stock may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries. To the extent a Fund invests a significant portion of its assets in securities of a particular industry or sector, the Fund’s performance could be negatively affected if that industry or sector performs poorly. The value of a company’s stock is also based upon market perceptions and investor sentiment. The prices of stocks that are part of a passive index investment strategy may have a tendency to rise or fall based on whether money is flowing into or out of passive strategies, rather than the prospects and valuation of individual securities, since passive investing strategies generally buy or sell securities based simply on inclusion and representation in an index. The value of a company’s stock may also be affected by changes in the financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. The value of a company’s stock is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In the event of a disturbance, issuers of securities held by a Fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other types of government intervention. It is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any intervention cannot be predicted.

Gold and Precious Metals Shares

The Funds may invest in securities of companies whose business is related to mining, processing, or dealing in gold or other precious metals or in registered investment companies or other companies that invest directly or indirectly in commodities and precious metals. Investments in mining or related precious metals industries are subject to a number of risks. The price of gold and other precious metals can be influenced by a variety of global economic, financial, and political factors and may fluctuate substantially over short periods of time and be more volatile than other types of investments. The price of gold and other precious metals may be affected by perceptions of value in the commodity markets generally, unpredictable international monetary and political policies, such as currency devaluations or revaluations, economic or social conditions within an individual country, trade imbalances, or trade or currency restrictions between countries and world inflation rates and interest rates. The majority of producers of gold and other precious metals are domiciled in a limited number of countries, and economic or other conditions affecting one or more of the major sources of such precious metals could have a substantial effect on supply and demand in countries throughout the world. The price of gold and other precious metals, in turn, is likely to affect the market prices of securities of companies mining, processing, or dealing in such precious metals and, accordingly, the value of investments in these securities.

The use of gold or Special Drawing Rights (which are also used by members of the International Monetary Fund for international settlements) to settle net deficits and surpluses in trade and capital movements between nations subjects the supply and demand, and therefore the price of gold to a variety of economic factors that normally would not affect other types of commodities. Platinum and palladium are part of the same group of metals and are often found together in mining operations. Companies engaged in the mining of platinum group metals are subject to economic and political risks, given that the world’s known supply of platinum group metals are concentrated primarily in Russia and the Republic of South Africa. Any disruptions in these countries may have a marked effect of the prices of platinum or palladium.

3

The business of mining by nature involves risks of environmental hazards and industrial accidents that can delay production, increase production costs and result in liability to the operator of the mines. Exploration for gold and other precious metals is speculative in nature and frequently is unsuccessful. Substantial expenditures are required to establish reserve properties and to construct mining and processing facilities. As a result of these uncertainties, no assurance can be given that the exploration programs undertaken by a particular mining operation will actually result in any new commercial mining.

Real Estate Investment Trusts

Real estate investment trusts (“REITs”) are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties, and an alternative to direct ownership of real estate, which can be costly and difficult to quickly convert into cash. REITS are generally classified as equity REITs, mortgage REITs, or hybrid REITs. An equity REIT, which owns properties, generates income from rental and lease properties. Equity REITs also offer the potential for growth as a result of property appreciation and, in addition, occasional capital gains from the sale of appreciated property. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs are designed to strike a balance between equity investments and mortgage-backed investments and derive their income from rent, realized capital gains from the sale of properties, and interest payments on outstanding mortgages.

When profits, revenues or the value of real estate property owned by REITs decline or fail to meet market expectations, REIT share prices may decline as well. Therefore, REITs are subject to the risks associated with investing in real estate, any of which could cause the value of a REIT’s share price to decline. Increases in interest rates typically lower the present value of a REIT’s future earnings stream, and may make financing property purchases and improvements more costly. Since the market value of REIT shares may change based upon investors’ collective perceptions of future earnings, the value of REIT shares will generally decline when investors anticipate or experience rising interest rates. In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus including, without limitation, the following: dependency upon management skills; limited diversification; the risks of locating and managing financing for projects; heavy cash flow dependency; possible default by borrowers; the costs and potential losses of self-liquidation of one or more holdings; the possibility of failing to maintain an exemption from the registration requirements of the Investment Company Act of 1940, as amended (the “1940 Act”); and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. Other adverse factors affecting REITs include weakness and volatility affecting investments backed by real estate-related interests; past overinvestment in residential and commercial mortgages; work-from-home environments; recession; weak economic conditions; and environmental and other considerations.

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REITs do not have to pay income taxes if they meet certain requirements of the Internal Revenue Code of 1986, as amended (the “Code”), including asset diversification, source of income, distribution, and certain other requirements. By investing in REITs indirectly through the Funds, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. A direct REIT shareholder is permitted to claim a 20% qualified business income deduction for certain ordinary REIT dividends received by the shareholder. The Funds are generally permitted to pass through this special treatment to shareholders when paying dividends attributable to such income, subject to certain restrictions and requirements.

Fixed Income Securities

U.S. Government Securities. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities, including bills, bonds and notes issued by the U.S. Treasury. U.S. Treasury obligations and other U.S. Government securities are subject to interest rate risk, which is the chance that bond prices will decline because of rising interest rates. The U.S. Government does not guarantee the net asset value (“NAV”) of a Fund’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the U.S.; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; while others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

Government debt can be adversely affected by large and sudden changes in local and global economic conditions and government interventions. The total public debt of the U.S. has continued to grow significantly since the 2008-2009 financial crisis, with further acceleration following various economic stimulus measures undertaken since. The U.S. Government is also significantly investing in defense and border security spending and government agencies project the U.S. will continue to maintain high debt levels for the foreseeable future. As of September 2025, the U.S. national debt exceeded $37 trillion, and the Congressional Budget Office projects that public debt will reach 107% of gross domestic product by 2029.

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The total amount of debt the Treasury is authorized to incur is subject to a statutory limit and may be raised, extended or modified by Congressional approval. Uncertainty regarding the status of negotiations to increase the U.S. Government’s statutory debt ceiling could increase the risk that the U.S. Government may default on its payments for certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in both the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of certain types of debt. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systematic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt costs higher and cause the U.S. Treasury to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. Government will not be able to make principal or interest payments when they are due, which may adversely impact the value of certain instruments held by a Fund. In November 2023, Moody’s revised its outlook on the U.S. Government debt to negative, citing concerns over long-term fiscal sustainability and increasing political polarization. In August 2023, Fitch downgraded the U.S. Government’s long-term credit rating from AAA to AA+, attributing the decision to rising debt burdens, governance concerns and repeated political standoffs over the statutory debt ceiling. In August 2011, S&P downgraded the long-term sovereign credit rating of U.S. Government securities from AAA to AA+ and the long-term credit ratings of U.S. government-sponsored enterprises. In explaining the downgrades, S&P cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. The U.S. Government is projected to continue to maintain high debt levels for the near future.

Zero Coupon Bonds and Treasury STRIPS. U.S. Government securities include “zero coupon” securities that have no coupons or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidence of receipt of such securities. STRIPS are zero coupon securities that represent U.S. Treasury bills, notes and bonds that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such U.S. Treasury securities, and receipts or certificates representing interests in such stripped U.S. Treasury securities and coupons. A STRIPS security pays no interest in cash to its holder during its life although interest is accrued for federal income tax purposes. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Investing in STRIPS may help to preserve capital during periods of declining interest rates. In anticipation of an interest rate decline, the Strategic Allocation Fund or the Strategic Total Return Fund might purchase STRIPS since their values , would be expected to increase when interest rates decline.

STRIPS do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, STRIPS eliminate the reinvestment risk and lock in a rate of return to maturity. Current federal tax law requires that a holder of a STRIPS security accrue a portion of the discount at which the security was purchased as income each year even though a Fund received no interest payment in cash on the security during the year. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater market risk than interest-paying securities with similar maturity and credit qualities.

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Corporate Debt Securities. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions, can increase the risk of default by an issuer, which can affect a security’s credit quality or value. Certain corporate debt securities may also be subject to extension risk (the possibility that rising interest rates will slow the rate at which principal is repaid, limiting the amount of cash flows to be reinvested at higher yields) or prepayment risk (the possibility that falling interest rates will cause the principal to be repaid sooner than expected, forcing an investor to reinvest cash flows at lower yields).

Investments by the Funds in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) that meet the minimum ratings criteria set forth for the Fund, or, if unrated, are deemed by the Adviser to be comparable in quality to corporate debt securities in which the Fund may invest. Strategic Allocation Fund’s investments in corporate debt securities are limited to the debt securities of U.S. issuers (corporate bonds, debentures, notes and other similar corporate debt instruments) that meet the Fund’s minimum ratings criteria, or, are deemed by the Adviser to be comparable in quality, if they are unrated.

Convertible Debt Securities. A convertible debt security is a debt security that can be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible debt securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on the common stock. The value of a convertible debt security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible debt security. The conversion value of a convertible debt security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible debt security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible debt security will be increasingly influenced by its conversion value. A convertible debt security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible debt security. If a convertible debt security is called for redemption, the holder must permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

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Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligation, based upon an interest rate adjustment index provided in the obligation. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

Floating rate debt instruments (“floaters”) carry a variable interest rate that is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rising interest rates, but generally do not allow the Fund to participate fully in appreciation resulting from any general decline in interest rates.

Inverse floating rate debt instruments (“inverse floaters”) carry an interest rate that resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater generally will exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Mortgage-Related Securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans assembled for sale to investors by various agencies, including GNMA, government related organizations, such as FNMA, the Federal Home Loan Mortgage Corporation (“FHLMC”); and private issuers such as savings and loan institutions, mortgage bankers and commercial banks. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. The value of some mortgage-related securities in which Strategic Total Return Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like other fixed-income investments, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. Mortgage-related securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates because of the need to reinvest prepayments of principal and the possibility of significant unscheduled prepayments resulting from declines in interest rates.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

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Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by FNMA or the FHLMC). The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs.

Government-related guarantors include FNMA and the FHLMC. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing and is a government-sponsored corporation that is entirely owned by private stockholders. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, mortgage-backed securities have been subject to greater liquidity risk. Government actions and proposals affecting the terms of underlying home loans and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) had adverse valuation and liquidity effects on mortgage-related securities. In September 2008, the U.S. Treasury Department placed FNMA and FHLMC under conservatorship as a result of the global financial crisis and appointed the Federal Housing Finance Agency (FHFA) to manage their daily operations. Since then, both entities have received substantial capital support through U.S. Treasury preferred stock purchases and have played a central role in stabilizing the mortgage market. Over the years, the U.S. Treasury and the Federal Reserve have also supported the market by purchasing mortgage-backed securities issued by these entities. Although the original mortgage-backed purchase programs ended in 2010, the U.S. Treasury continued to provide capital support to prevent a negative net worth. The FHFA continues to supervise these entities through rigorous financial safety and soundness examinations, including assessments of risk management, liquidity and capital adequacy. Despite these developments, there remains no assurance that the Federal Reserve or the U.S. Treasury will ensure that FNMA and FHLMC remain successful in meeting their obligations or that the market for mortgage-backed securities will remain stable and liquid in the future.

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Inflation-Indexed Securities. Inflation-indexed securities are fixed-income securities whose value is periodically adjusted according to the rate of inflation as indicated by the Consumer Price Index (“CPI”). Inflation-index securities may be issued by governments or their agencies and by corporations. There are two common accrual structures for inflation-indexed securities. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

The periodic adjustment of U.S. inflation-indexed securities is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services or that the rate of inflation in a foreign country will be correlated to the rate of inflation in the U.S.

Inflation-indexed securities are issued with various maturities. The securities issued by the U.S. Treasury, called Treasury Inflation Protected Securities (“TIPS”), pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Strategic Total Return Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010, and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030, and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

The value of inflation-indexed securities is expected to change in response to changes in real interest rates. Real interest rates in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. Other inflation-indexed securities may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. The reasons that interest rates may rise without a corresponding increase in inflation include changes in currency exchange rates, changes in anticipated economic growth, and temporary shortages of credit or liquidity. When interest rates rise without a corresponding increase in inflation, the Fund’s investments in inflation-indexed securities will forego the additional return that could have been earned on a floater. Any increase in the principal amount of an inflation-indexed security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

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Foreign Securities

The Funds may invest in foreign equity securities that trade domestically as American Depositary Receipts (“ADRs”). Strategic Total Return Fund may also invest in exchange-traded funds (“ETFs”) that hold foreign currencies or foreign government bonds when market conditions are believed to favor such diversification. ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Investments in foreign securities present special considerations not typically associated with investments in domestic securities. Foreign governments may impose potentially confiscatory withholding or other taxes, thereby reducing the amount of income and capital gains available to distribute to shareholders. Changes in foreign exchange rates will affect the value in U.S. dollars of all foreign currency-denominated securities and other investments held by a Fund. Exchange rates are generally influenced by the forces of supply and demand in the foreign currency markets and by political and economic events occurring inside and outside the U.S., many of which may be difficult, if not impossible to predict. Foreign securities are subject to different regulatory environments than in the U.S. and, as compared to the U.S., there may be less comprehensive or stringent accounting, auditing and financial reporting standards or a lack of uniformity with respect to such standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Certain countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial, or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect the values of foreign securities.

General economic and financial conditions and events in particular countries or geographic regions may adversely impact the prices of securities held by a Fund. Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in, or foreign exchange rates with, a different country or region. The severity and duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Both in developed and developing countries, crises have ensued from time to time and negatively impacted investor positions. These episodes include the COVID-19 pandemic, instances of default and restructuring, economic pressures introduced by significant commodity price declines or severe devaluations of foreign currencies with respect to the U.S. dollar, all of which can have the potential to severely erode the value of investments abroad. Some government authorities at times have taken steps to devalue their currencies substantially or have taken other steps to counter actual or anticipated market or other developments. Steps by those authorities to implement these activities could have substantial negative effects on the financial markets. The withdrawal of support, failure of efforts in response to a financial crisis or investor perceptions that these efforts are not succeeding could negatively affect financial markets in general as well as the values and liquidity of certain securities. In addition, investments in securities of U.S. companies may create indirect exposure to non-U.S. markets if the issuer of the security is exposed to non-U.S. markets, conducts business in, or relies on suppliers from non-U.S. markets.

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The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation, economic sanctions or other restrictions and a Fund could be prohibited from investing in securities issued by companies subject to such restrictions. Foreign countries, companies, or individuals may become subject to economic sanctions or other government restrictions, which may result in downgrades in credit ratings of the sanctioned country or companies economically exposed to the sanctioned country or company. Various counties have recently seen significant internal conflicts and in some cases, civil wars, and the occurrence of new disturbances due to acts of war or other political developments cannot be excluded. In 2022, because of the ongoing regional armed conflict in Europe, many countries around the word, including the U.S., imposed sanctions on Russia, which has impacted the Russian economy and resulted in Russia taking counter measures or retaliatory actions.

Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, social instability or uncertainty, or diplomatic developments could adversely affect a Fund’s foreign investments. The transformation from a centrally planned, socialist economy to a more market-oriented economy in certain countries has also resulted in many economic and social disruptions and distortions.

If a Fund invests a significant portion of its assets in investments tied economically to (or related to) a particular geographic region, foreign country, or particular market, it will have more exposure to regional and country economic risks than a fund that invests throughout the world’s economies. Certain of these risks may also apply to securities of U.S. companies that conduct a significant amount of business in non-U.S. markets or rely upon suppliers from non-U.S. markets.

European Union. EU member countries that use the Euro as their currency (so-called Eurozone countries) lack the ability to implement an independent monetary policy and may be significantly affected by requirements that limit their fiscal options. Decreasing imports or exports, changes in governmental or other regulations on trade, changes in the exchange rate of the Euro, the default or threat of default by one or more EU member countries on its sovereign debt and/or an economic recession in one or more EU member countries may have a significant adverse effect on the economies of other EU member countries and major trading partners outside Europe. The global economic crisis that began in 2008 brought several small economies in Europe to the brink of bankruptcy and many other economies into recession and weakened the banking and financial sector of many European countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland experienced severe economic and financial difficulties between 2009 and 2012, an event that is commonly referred to as the “European sovereign debt crisis.” Large public budget deficits such as those during the European sovereign debt crisis could cause some European countries to become dependent on assistance from other European governments and institutions or other central banks or supranational agencies such as the International Monetary Fund. Assistance may be dependent on a country’s implementation of reforms or reaching a certain level of performance. Failure to reach those objectives or an insufficient level of assistance could inject significant volatility into the European markets.

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Emerging Market Securities

An “emerging market” is any country that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle-income economy.

Emerging Market Equity Securities. Investing in emerging markets involves exposure to potentially unstable governments, the risk of nationalization of business, restrictions on foreign ownership, prohibitions on repatriation of assets, and a system of laws that may offer less protection of property rights. The governments of certain Asian countries maintain their currencies at artificial levels in relation to the U.S. dollar, rather than at levels determined by the market, which may have an adverse impact on foreign investors. Financial imbalances among various economic sectors, fueled by rising asset prices, strong credit growth, and relatively easy financing conditions in certain Asian countries may also negatively impact those economies. Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local and global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. The securities markets in emerging markets are typically less efficient and substantially smaller, less liquid, and more volatile than the major securities markets in the U.S. and other developed countries. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund. A limited number of issuers in emerging markets may represent a disproportionately large percentage of market capitalization and trading value, which may make these markets susceptible to influence by large investors trading significant blocks of securities. This may affect the ability of a Fund to acquire or dispose of securities at the price and time it wishes to do so.

Emerging Market Debt Securities. Investments in debt securities of governments of emerging market countries can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies, and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies, and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance, or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including a Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental agencies. Moreover, certain participants in the secondary market for the sovereign debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants, including the Funds. In many cases, governments of emerging market countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of issuers of debt instruments to make payments on their debt obligations, regardless of their financial condition.

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The ability of emerging country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer’s balance of payments, including export performance, and its access to international credits and investments. An emerging country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging country’s trading partners could also adversely affect the country’s exports and tarnish its trade account surplus, if any. To the extent that an emerging country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The cost of servicing emerging country debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates. As a result of the foregoing or other factors, a governmental obligor, especially in an emerging country, may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor.

Derivative Instruments

As described in the Funds’ Prospectuses, each Fund may engage in certain transactions in derivative instruments, including options and futures contracts, to obtain investment exposures consistent with its investment objectives and policies, to hedge the Fund’s holdings against the impact of general market fluctuations, and to adjust each respective Fund’s exposure to market fluctuations, based on the Adviser’s analysis of prevailing market conditions.

Derivatives transactions can be used to establish both positive (increased) or negative (reduced) exposure to individual securities or general market fluctuations. For example, a Fund may purchase call options on individual stocks and stock indices in order to obtain exposure to specific securities, general market fluctuations, and to protect against an increase in the market price of securities that the Fund may wish to purchase in the future. A Fund may hedge its exposure to general market fluctuations by taking a position in index put options or short index futures contracts that are impacted by market fluctuations in a direction opposite to the impact on the Fund’s portfolio holdings. Historically, prices in the options and futures markets have tended to move in concert with cash market prices, and prices in the options and futures markets have maintained a highly predictable relationship to prices in the cash market. Thus, the value of securities held in a Fund’s portfolio may be protected against the impact of general market losses by gains realized on put options purchased by the Fund, or futures contracts sold by the Fund. A Fund may purchase and write options in combination with each other to adjust the risk and return of its overall investment positions. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to synthesize a position similar to that which would be achieved by selling a futures contract.

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Specific transactions in which each Fund may engage are described in the applicable Fund’s Prospectus. The discussion below provides additional information regarding the use of certain derivative instruments.

Limitations on the Use of Derivatives

The Funds adhere to specific limitations on their use of derivatives and hedging strategies. For purposes of these limitations, the “notional value” of a Fund’s hedge position is calculated as the sum of the notional values of short futures contracts and other non-option hedges, plus the greater of the notional value of put options owned by the Fund or call options written by the Fund. The combination of a long put position and a short call option is counted as a single option position. The notional value of such a position is generally equal to 100 (depending on the contract specifications) times the value of the underlying stock index, provided that no more than one of the options is “in the money” at the time the position is initiated. Similarly, option spread and other “covered” combinations (for example, a short put option combined with a long put option) are also netted as single positions for the purposes of calculating notional value under this limitation. Transactions that extend the maturity of an existing option position, or reduce the extent that an existing position is “in the money,” are not considered to be newly initiated positions. Other offsetting positions in derivatives may similarly be netted and treated as a single position.

The limitations on the use of derivative instruments set forth below apply at the time an investment in a derivative is made. A later change in percentage resulting from an increase or decrease in the values of investments or in the net assets of a Fund will not constitute a violation of such limitations. For purposes of these limitations, the notional value of the Fund’s hedge position is calculated as the sum of the notional values of short futures contracts and other non-option hedges, plus the greater of the notional value of put options owned by the Fund or call options written by the Fund.

Strategic Market Cycle Fund. The total notional value of the Fund’s positions in options, futures and other instruments used for hedging is not expected to exceed the value of stocks owned by the Fund, so that the most defensive position expected by the Fund will be a “fully hedged” position in which long and short exposures are of equal size. Accordingly, even during the most unfavorable market conditions, the notional value of derivatives and hedging positions, through the combination of short futures contracts, short call options and purchased put options, short sales of ETF shares, and all other instruments used for hedging, is not expected to exceed the aggregate value of the common stocks owned by the Fund. The most aggressive stance expected to be taken by the Fund will be a leveraged position in which the Fund’s total notional ownership of stocks, directly through purchase and indirectly through options and futures, is equal to 150% of the Fund’s net assets, with up to 100% of net assets representing unhedged equity positions. The Fund may, at times, establish gross exposure in excess of net assets through a combination of equity positions and offsetting hedges, such as short index options or long index puts. This differs from unhedged leverage, in that the additional gross exposure is paired with hedge positions intended to mitigate market risk. When the Fund is in its most aggressive stance, the share price of the Fund could be expected to fluctuate as much as 1½ times more than it would if the Fund had not leveraged its portfolio. The Fund’s derivative use is subject to applicable regulatory limits, including requirements under Rule 18f-4 under the 1940 Act, and the Fund’s derivatives risk management program.

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Strategic Allocation Fund. The allocation of the Fund’s assets for investment in the stock and bond markets will vary. However, the Fund will seek to maintain investment exposure to each of the stock market and the bond market of at least 5% of its net assets at all times. During conditions that have historically been strongly favorable for stocks or bonds, the Fund’s investment exposure to either the stock market or the bond market may represent as much as 95% of the Fund’s net assets. The term “investment exposure” means the amount of the Fund’s unhedged investment in common stocks or bonds, respectively, plus the notional value of derivatives used by the Fund to obtain long exposure to the stock market or the bond market. The term “notional value” means the total dollar value of stocks or bonds represented by a derivative security. Subject to these limitations, the Fund may hedge its investment exposure to the stock and bond markets when deemed appropriate by the Adviser.

Strategic Total Return Fund. Specific strategies for reducing or “hedging” the Fund’s interest rate exposure include the purchase of short-term notes and bills, which exhibit limited price movements in response to interest rate changes. The Fund may also purchase put options and write call options on Treasury securities to hedge the interest rate risk of long-term bonds in its portfolio. In addition, the Fund may seek to hedge its exposure in a given investment sector by effecting short sales of ETFs, or purchasing put options on indices or ETFs considered by the Adviser to be correlated with securities held by the Fund. The total notional value of the Fund’s hedge positions in fixed-income securities (the dollar value of Treasury securities represented by put and call options held by the Fund) is not expected to exceed the total value of fixed-income securities held by the Fund having remaining maturities of 5 years or more. The total notional value of the Fund’s hedge positions in equities is not expected to exceed the total value of equities held by the Fund. The most defensive position expected by the Fund will be a “fully hedged” position in which the entire value of equities and intermediate and long-term fixed-income securities held by the Fund is protected. However, the Fund may experience a loss even when the entire value of its portfolio is hedged if the securities held by the Fund do not exceed the returns of the securities and financial instruments used to hedge.

Options Transactions on Stocks and Stock Indices

By purchasing a call option on an individual stock or stock index, a Fund may attempt to participate in potential price increases of the underlying stock or index, with results similar to those obtainable from directly purchasing the stock or index, but with risk limited to the cost of the option if stock prices fall. At the same time, a Fund would suffer a loss if stock prices do not rise sufficiently to offset the cost of the option.

By purchasing a put option on an individual stock, a Fund could hedge the risk of a decline in the price of the stock. By purchasing a put option on a stock index, a Fund could hedge the risk of a general market decline. The value of the put option would be expected to rise as a result of a market decline and thus could offset all or a portion of losses resulting from declines in the prices of individual securities held by a Fund. However, option premiums tend to decrease over time as the expiration date nears. Due to the cost of the option (in the form of premium and transaction costs), a Fund would suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index or if dissemination of the current level of an underlying index is interrupted. If this occurs, the Fund would not be able to close out options which it had purchased and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in losses if the underlying index moves adversely before trading resumes. However, it is each Fund’s policy to purchase options only on indices which include a sufficient number of stocks so that the likelihood of a trading halt in the index is minimized.

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Although the markets for certain index option contracts have developed rapidly, the markets for other index options are not as liquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. Each Fund will not purchase or sell any index option contract unless and until, in the opinion of the Adviser, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

A Fund may engage in the writing (selling) of covered call options with respect to the securities in the respective Fund’s portfolio to supplement a Fund’s income and enhance total returns. A Fund may write (sell) listed or over-the-counter call options on individual securities held by a Fund, on baskets of such securities, or on a Fund’s portfolio as a whole. The Funds may write only covered call options. An option written against an individual security is considered to be covered when a Fund has in its respective portfolio (or has the right to acquire at no cost) the security subject to the option. A written option may also be considered to be covered if a Fund owns an option that entirely or partially offsets its obligations under the written option. Index options will be considered covered if a Fund holds a portfolio of securities substantially correlated with the movement of the index (or, to the extent it does not hold such a portfolio, maintains a segregated account with the custodian of high-quality liquid debt obligations equal to the market value of the option, marked to market daily). A call option written by a Fund obligates the Fund to sell specified securities to the holder of the option at a predetermined price if the option is exercised on or before its expiration date. An index call option written by a Fund obligates the Fund to make a cash payment to the holder of the option if the option is exercised and the value of the index has risen above a predetermined level on or before the expiration date of the option. A Fund may terminate its obligations under a call option by purchasing an option identical to the one written. Writing covered call options provides the Funds with opportunities to increase the returns earned from portfolio securities through the receipt of premiums paid by the purchasers of the options. Writing covered call options may reduce a Fund’s returns if the value of the underlying security or index increases and the option position is exercised or closed out by the Fund at a loss.

Risks of Over-the-Counter (“OTC”) Options and other OTC Derivatives – Options and other derivative instruments purchased and sold through private OTC transactions do not include many of the protections afforded to exchange participants. In addition, the existence of a liquid trading market for OTC derivatives will depend on whether there are dealers that make a market in such products, and there may not be a market for certain types of OTC derivatives. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. Additionally, whereas exchange-traded options generally are guaranteed by the clearing agency, which is the issuer or counterparty to such options, no clearing agency guarantees OTC transactions. Accordingly, each party to an OTC transaction bears the risk that the counterparty will default.

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Stock Index Futures

Stock Index Futures Characteristics. A futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the securities called for in the contract at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and short position if the option is a put) at a specified exercise price at any time during the period of the option.

The determination as to which index contracts may be appropriate for purchase or sale by a Fund is based upon, among other things, the liquidity offered by such contracts and the volatility of the underlying index.

Unlike when a Fund purchases or sells a security, no price is paid to or received by a Fund upon the purchase or sale of a futures contract, and no security is delivered or received by the Fund. Instead, the Fund will be required to deposit in its segregated asset account an amount of cash or qualifying securities currently ranging from approximately 10% to 15% of the contract amount. This is called “initial margin” and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market. Gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments which a Fund may be required to make during the term of the contracts to its broker. Such payments would be required where, during the term of a stock index futures contract purchased by a Fund, the price of the underlying stock index declined, thereby making the Fund’s position less valuable. In all instances involving the purchase of stock index futures contracts by a Fund, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the futures contracts, will be deposited in a segregated account with the Funds’ custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Fund may elect to close its position by taking an opposite position which will operate to terminate its position in the futures contract.

The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. Although futures contracts by their terms, call for actual delivery or acceptance of securities, in most cases, the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

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A Fund will pay commissions on futures contracts and related options transactions, which may be higher than the commissions that would apply to purchases and sales of securities directly.

Risks Related to Futures Contracts and Related Options. There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger’s opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause the Fund to incur additional brokerage commissions and may cause an increase in the Fund’s portfolio turnover rate.

To the extent market prices remain stable during the period a futures contract or option is held by a Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction that is not offset by an increase in the value of its portfolio securities. As a result, the return of the Fund for the period may be less than if it had not engaged in the hedging transaction.

The use of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities that are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, the Fund will experience a gain or loss that will not be completely offset by movements in the price of the securities. It is possible that where the Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance, and the value of securities held in the Fund’s portfolio may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in the value of its portfolio securities.

Where futures are purchased to hedge against a possible increase in the price of a security before a Fund is able to fashion its program to invest in the security or in options on the security, it is possible that the market may decline. If a Fund, as a result, decided not to make the planned investment at that time either because of concern as to the possible further market decline or for other reasons, the Fund would realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index itself and the value of a future. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the futures market. Such increased participation may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, an investment in a futures contract may not produce the intended benefit to the Fund even if market trends might otherwise favorably affect that transaction. In addition, if a Fund has insufficient available cash, it may at times have to sell securities to meet variation margin requirements. Such sales may have to be effected at a time when it may be disadvantageous to do so. Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk because the maximum amount at risk is the premium paid for the options plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying futures contract. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

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Positions in futures contracts and related options may be closed out only on an exchange that provides a secondary market for such contracts or options. A Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements, the Fund would continue to be required to make daily margin payments. In this situation, if the Fund has insufficient cash to meet daily margin requirements, it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, a Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund’s ability to hedge its portfolio effectively.

Risks of Derivative Instruments Generally

The purchase and sale of derivative instruments, including options, futures contracts and other derivative transactions, involve risks different from those involved with direct investments in securities and requires different skills from the Adviser in managing the Funds’ portfolio of investments. While utilization of options, futures contracts and similar instruments may be advantageous to the Fund, if the Adviser is not successful in employing such instruments in managing the Fund’s investments or in predicting market changes, the Fund’s performance will be worse than if the Fund did not make such investments. It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments being hedged and the options, futures or other instruments used. It is also possible that the Fund may be unable to close out or liquidate its hedges during unusual periods of illiquidity in the options, futures, or other markets. Moreover, to the extent that a counterparty to a derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could experience losses, including the possibility of not obtaining a recovery of its investment or obtaining only a limited or delayed recovery. In addition, the Fund will pay commissions and other costs in connection with such investments, which may increase the Fund’s expenses and reduce its investment performance.

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Derivative instruments can be volatile and the potential loss to a Fund from a derivative instrument may exceed the Fund’s initial investment. If the Adviser uses a derivative instrument at the wrong time or judges market conditions incorrectly, or if the derivative instrument does not perform as expected, these strategies may significantly reduce the Fund’s return. A Fund may experience a loss even when it is “fully hedged” if the exercise prices of the Fund’s call and put option hedges differ, so that the combined loss on these options during a market advance exceeds the gain on the underlying stock index. A Fund could also experience losses if the indices underlying its positions in derivatives are not closely correlated with the securities held by the Fund, or if the Fund is unable to close out a position because the market for an instrument or position is or becomes illiquid. Options purchased by a Fund may decline in value with the passage of time, even in the absence of movement in the price of the underlying security.

Regulatory Matters Related to Derivatives Transactions

Each Fund will comply with and adhere to all limitations on the manner and extent to which it effects transactions in derivative instruments (including futures, options on such futures, and foreign currency transactions) imposed by the provisions of the 1940 Act applicable to the issuance of senior securities. The Funds are required to adhere to provisions relating to derivatives and other financial instruments that create a future payment or delivery obligations in accordance with certain value-at-risk (“VaR”) leverage limits under Rule 18f-4 under the 1940 Act. Additionally, the Adviser, on behalf of the Funds, has claimed an exclusion from the definition of the term “commodity pool operator” pursuant to Rule 4.5 under the Commodity Exchange Act, as amended (the “CEA”). Therefore, the Funds are not subject to regulation or registration as a commodity pool operator under the CEA. By claiming the exclusion, each Fund is limited in its ability to use certain derivatives, such as futures, certain options, and swaps, without the Fund becoming subject to U.S. Commodity Futures Trading Commission (“CFTC”) regulation. On an annual basis, the Adviser is required to reaffirm its eligibility to continue to claim the exclusion. If a Fund’s use of derivatives would prevent the Adviser from claiming the exclusion (or any other exclusion or exemption available under CFTC regulations), then the Adviser may be subject to regulation as a commodity pool operator or commodity trading advisor with respect to the Fund, and the Fund may become subject to regulation by the CFTC. The Funds may incur additional expenses in complying with the CFTC’s recordkeeping, reporting, and disclosure requirements.

It is possible that additional government regulation of various types of derivative instruments, including futures and options or of the use of these instruments by mutual funds, may limit or prevent a Fund from using such instruments as part of its investment strategy, which could negatively impact the Fund by (i) potentially limiting or completely restricting the ability of the Fund to use these instruments as a part of its investment strategy, (ii) increase the costs of using these instruments, or (iii) make them less effective. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or change the availability of certain investments.

Management Risk

As an actively managed investment company, each Fund is subject to management risk. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that its decisions will produce the desired results. The ability of the Adviser to accurately analyze overall market conditions and utilize strategies for leveraging or hedging market exposure will be dependent, in part, on the Adviser’s ability to correctly assess current stock market conditions and to manage a Fund’s investment position and exposures in a manner that is responsive to pertinent market movements and market risk, none of which can be assured. The Adviser attempts to classify prevailing investment conditions with those historical instances having the greatest similarity and an investment may perform differently than expected due to changes in historical trends. The use of derivative instruments may involve risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. Even if the Adviser uses these strategies only for hedging purposes, if a transaction is not successful, it could result in a significant loss to a Fund. The amount of loss could be more than the principal amount invested.

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Inflation and Deflation

The Funds may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income of a Fund will be worth less in the future as inflation deceases the present value of money. Unanticipated or persistent inflation may have a material and adverse impact on the financial condition or results of operations of companies in which a Fund may invest, which may cause the value of the Fund’s holdings in such companies to decline. The rate of inflation in many countries worldwide has increased in recent years due to supply chain disruptions, fiscal or monetary stimulus, energy price increases, wage inflation, and the Russian invasion of Ukraine, among other factors. Tariffs and other economic factors may potentially further increase the rate of inflation, and any actions taken by the Federal Reserve to control inflation may not be effective. Deflation risk is the risk that the prices of goods and services in the U.S. and many foreign economies may decline over time. Deflation may have an adverse effect on stock prices and the creditworthiness of issuers and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and be difficult to reverse.

Economic and Market Events Risk and Geopolitical Risk

Events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign. These events may include, but are not limited to: bankruptcies, corporate restructurings and economic stimulus by central banks, measures to address U.S. federal and state budget deficits; social, political and economic instability; steep changes in oil prices; dramatic changes in currency exchange rates; bank failures; and economic slowdowns. Advancements in technology, including advanced development and increased regulation of artificial intelligence, may adversely impact market movements and liquidity. As artificial intelligence is used more widely, the profitability and growth of certain issuers and industries may be negatively impacted in ways that cannot be foreseen and could adversely impact performance.

Relatively high market volatility and reduced liquidity in credit and fixed income markets may adversely affect many issuers worldwide. The Federal Reserve enacted various programs to support liquidity operations and funding in the financial markets, including COVID-19 pandemic relief packages, and the U.S. Federal Reserve and foreign central banks have taken actions to stimulate or stabilize economic growth, such as interventions in currency markets. In June 2022, the Federal Reserve raised interest rates and began a quantitative tightening program to reduce its U.S. treasury and mortgage-backed securities holdings as part of its efforts to address rising inflation. The Federal Reserve and certain foreign central banks have begun to lower interest rates, though economic or other factors, such as inflation, could stop these changes. Additionally, various economic and political factors could cause the Federal Reserve or other foreign central banks to change their approach in the future and these actions may result in an economic slowdown both in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduced liquidity in certain sectors of the market. Government intervention into the economy and financial markets to address significant events or market disturbances may not work as intended, particularly if these efforts are perceived by investors as being unlikely to achieve the intended results, or if there is an unexpected or quick reversal of such measures.

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Political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of a Fund’s investments and increase uncertainty in or impair the operation of the U.S. and other securities markets. Because of the rising U.S. Government debt burden, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued by the U.S. Government may experience further credit downgrades or downgrades by other rating agencies. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of a Fund’s investments. In the worst case, unsustainable debt levels could cause long-term declines in the valuation of the U.S. dollar and prevent the U.S. Government from implementing effective counter-cyclical fiscal policy in economic downturns.

Natural and environmental disasters, epidemics or pandemics, and systemic market dislocations may be highly disruptive to economies and markets. The health crisis caused by COVID-19 exacerbated other pre-existing political, social, and economic risks in certain countries, disrupted the supply chains that many businesses depended upon, and accelerated trends towards on-line shopping and working remotely, which negatively affected certain business sectors, as well as companies that had been slow to transition to an on-line business model. The government response to these events, including emergency health measures, welfare benefit programs, fiscal stimulus, and industry support programs, contributed to an increase in the federal deficit and higher inflation. Other environmental issues, such as global climate change, can have potential adverse effects on property and security values, certain issuers, industries or regions, mortgage lenders, property insurers, and tourist dollars. Regulatory changes and divestment movements tied to concerns about climate change could also adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change.

War, terrorism, economic uncertainty, and other geopolitical events (including sanctions, tariffs, exchange controls, or other cross-border trade barriers) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. The type and severity of sanctions and similar measures, including countersanctions and other retaliatory actions, may vary broadly in scope and could result in a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. Russia’s military invasion of Ukraine in February 2022 resulted in the U.S. and other countries and certain international organizations levying broad economic sanctions on certain Russian individuals, corporate and banking entities, and other industries and businesses. The sanctions restrict companies from doing business with Russia and Russian companies, prohibit transactions with the Russian central bank and other key Russian financial institutions and entities, ban Russian airlines and ships from using many other countries’ airspace and ports and place a freeze on certain Russian assets. The sanctions also removed some Russian banks from the SWIFT electronic banking network that connects banks globally to facilitate cross-border payments. In addition, the United States banned oil and other energy imports from Russia and imposed sanctions on Belarus; the EU imposed a partial embargo on Russian crude oil and petroleum products; and the United Kingdom phased out oil imports from Russia. The current events and the potential for future sanctions and Russian retaliatory responses and actions, may continue to adversely affect regional and global economic markets and commodities in the foreseeable future. The duration of ongoing hostilities cannot be predicted, and the occurrence of new disturbances due to acts of war, or other political developments cannot be excluded.

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Some countries, including the United States, have adopted more protectionist trade policies, which is a trend that appears to be continuing globally. The U.S. Government has taken steps to renegotiate certain trade relationships and impose tariffs on specific goods, which has, in turn, triggered reciprocal measures from trading partners. The imposition of tariffs, trade restrictions, currency restrictions, or similar actions (or retaliatory measures taken in response to such actions) could contribute to volatility or overall declines in the U.S. and global investment markets. Issuers in which a Fund invests may be indirectly affected by changes in trade policy or escalating trade tensions and certain businesses may be more significantly impacted than others. Trade disputes (such as the “trade war” between the United States and China) may affect investor and consumer confidence and may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.

Both in developed and developing countries, crises may arise that have the potential to severely erode the value of investments. These episodes may include instances of default, restructuring, economic pressures introduced by significant commodity price declines or severe devaluations of foreign currency with respect to the U.S. dollar. In the past, governmental and non-governmental issuers have defaulted on, or have been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. Defaults or restructurings by governments or others of their debts could have substantial adverse effects on economies, financial markets, and asset valuations around the world. High public debt in the U.S. and other countries creates ongoing systematic and market risks and policy-making uncertainty. Unsustainable debt levels can lead to declines in the value of currency and can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns, can generate or contribute to an economic downturn or cause other adverse or market developments, such as an increase in inflation or volatility.

Borrowing Money

Each Fund does not intend to borrow money for the purpose of purchasing securities (“leverage”), but may borrow up to one-third of its total assets, including the amount of such borrowing, to maintain necessary liquidity to make payments for redemptions of Fund shares or for temporary emergency purposes; provided that a Fund will not purchase any additional investments, except for bona fide hedging purposes, while such borrowings are outstanding.

The Trust has entered into an unsecured line of credit with its custodian bank that permits each Fund to borrow money for purposes of day-to-day settlement of investment and shareholder transactions. Each Fund is required to maintain specified asset coverage with respect to such borrowings under requirements of the 1940 Act and the terms of the loan agreement. During the June 30, 2025 fiscal year, the Funds did not make any borrowings under the line of credit.

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Borrowing involves the creation of a liability that requires the Fund to pay interest. The risks of borrowing include a higher volatility in a Fund’s NAV and the relatively greater effect on its NAV from declines in the prices of the Fund’s investments, adverse market movements, and increases in the cost of borrowing. The effect of borrowing in a declining market could be a greater decrease in a Fund’s NAV than if the Fund had not borrowed money. In an extreme case, if a Fund’s current investment income is not sufficient to meet the interest expense of borrowing, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time. Each Fund intends to borrow only for the limited purposes described above.

Exchange Traded Funds and Other Similar Instruments

The Funds may invest in ETFs and other similar instruments. The Funds may both purchase and effect short sales of shares of ETFs and may also purchase and sell options on shares of ETFs. These investments may be used to adjust the Fund’s exposure to the general market or a particular segment of the market and to manage the Fund’s risk exposure. Each Fund limits its aggregate investments in ETFs and will not invest in an ETF or enter into a transaction in an index ETF option if, as a result of such purchase or transaction, the aggregate “long” exposure of these investment positions would exceed 25% of the Fund’s net assets. If these investment positions represent more than 30% of the value of the Fund’s net assets, from market movements, the Adviser will reduce the Fund’s positions in an orderly manner, and as soon as practicable, to not more than 30% of Fund’s net assets.

Generally, an ETF in which a Fund may invest is an investment company that is registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index, index segment, or currency. Similar instruments, issued by pools that are not investment companies, offer similar characteristics and may be designed to track the performance of an index or a basket of securities of companies engaged in a particular market or sector. ETFs sell and redeem their shares at NAV in large blocks (typically 50,000 of its shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.

Investments in ETFs and other similar instruments involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks or bonds (or other underlying index) including: (1) risks that the general level of stock or bond prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of stocks or bonds held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and there may be a difference between the market value and the ETF’s NAV. A short sale involves the sale of shares that a Fund does not own in anticipation of purchasing those shares in the future at a lower price. If the price of the shares sold short declines (in an amount exceeding transaction costs), the Fund will realize a gain from the transaction. Conversely, if the price of the shares sold short increases, the Fund will realize a loss. The amount of this loss, in theory, is unlimited because there is no limit on the possible increase in market price of the securities sold short. If a Fund effects short sales of shares of ETFs, it may offset short positions with long positions in individual equity securities to limit the potential loss in the event of an increase in the market price of the ETFs sold short.

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Because ETFs and pools that issue similar instruments incur various fees and expenses, a Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. Fees and expenses incurred by an ETF may include trading costs, operating expenses, licensing fees, trustee fees, and marketing expenses. Although expense ratios for ETFs are generally low, frequent trading of ETFs can generate brokerage expenses. The Adviser will consider the expenses associated with an investment in determining whether to invest in an ETF or other instrument. Most ETFs are listed and traded on a national exchange such as the New York Stock Exchange (“NYSE”) and the American Stock Exchange (“AMEX”) and together with the NYSE, an “Exchange”). The market prices of ETFs are expected to fluctuate in accordance with both changes in the asset values of their underlying indices and supply and demand of an ETF’s shares on the Exchange. ETFs may trade at relatively modest discounts or premiums to NAV. Certain ETFs may have a limited operating history, and information may be lacking regarding the actual performance and trading liquidity of such shares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the Exchange necessary to maintain the listing of ETFs in which the Fund invests will continue to be met or will remain unchanged. There is also a risk that ETFs in which a Fund invests may terminate their operations and liquidate due to extraordinary events. For example, any of the service providers to an ETF, such as the trustee or sponsor, may close or otherwise fail to perform its obligations to the ETF, and the ETF may not be able to find a substitute service provider. ETFs may also be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated an ETF may terminate its operations and liquidate. In the event the foregoing substantial market or other disruptions or extraordinary events affecting the shares of ETFs held by a Fund should occur in the future, the liquidity and value of the Fund’s shares could also be adversely affected. If such events were to occur, the Fund could be required to reconsider the use of ETFs as part of its investment strategy.

The Funds may invest in shares of other investment companies, to the extent permitted by applicable law and any applicable exemptive relief, subject to certain restrictions. A Fund’s purchase of investment company securities results in the layering of expenses, and shareholders will indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund’s expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in investment companies, including ETFs. Rule 12d1-4 under the 1940 Act (“Rule 12d1-4”) allows funds to invest in other investment companies in excess of some of the limitations discussed above, subject to certain limitations and conditions. An acquiring fund relying on Rule 12d1-4 must enter into a fund of funds investment agreement with the acquired fund. Rule 12d1-4 outlines the requirements for fund of funds agreements and specifies certain reporting responsibilities of the acquiring fund’s adviser. The Funds expect to rely on Rule 12d1-4 to the extent the Adviser deems such reliance necessary or appropriate.

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Money Market Funds

In order to maintain sufficient liquidity to implement investment strategies, or for temporary defensive purposes, each Fund may invest a significant portion of its assets in shares of one or more money market funds registered under the 1940 Act. As of June 30, 2025, the Strategic Market Cycle Fund and the Strategic Allocation Fund had 49.7% and 31.7% of the value of their respective net assets invested in shares of a single money market fund. As an investor in money market funds, the Funds indirectly bear additional expenses because money market funds pay their own investment advisory fees and incur various other expenses. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity, or person. While investor losses in money market funds have been rare, they are possible. Certain money market funds have floating NAVs, while others seek to maintain stable per share NAVs (typically, $1.00 per share). If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate), which would prevent a Fund from redeeming shares of the money market fund, or may impose a liquidity fee of up to 2% of the value of shares that a Fund redeems. These measures may result in a loss to a Fund or prohibit the Fund from redeeming shares when the Adviser would otherwise redeem shares.

Commercial Paper

Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than 9 months and fixed rates of return. Each Fund may invest in commercial paper rated in any rating category by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or unrated commercial paper, except the Strategic Allocation Fund may only invest in commercial paper rated in the highest rating category by any NRSRO. In general, investments in lower-rated instruments are subject to greater credit risk than investments in instruments in higher-rated categories.

Illiquid Securities

The Funds typically do not purchase illiquid securities. However, certain securities purchased by a Fund may become illiquid. Each Fund will not purchase an illiquid security or other illiquid investment if, as a result, illiquid securities and other illiquid investments would constitute more than 15% of the Fund’s net assets. Illiquid securities and investments are those that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Generally, these investments include, among others: (i) private placements and other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended, or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers); and (ii) repurchase agreements that mature in more than seven days.

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Because of the absence of a trading market, a Fund may not be able to sell illiquid securities and other illiquid investments at the times it desires to do so or at prices which are favorable. The sale price of illiquid investments may be lower or higher than the value of those investments as determined by the Fund. Generally, there is less public information available about issuers of securities that are not publicly traded than issuers of publicly traded securities. During the coming year, each Fund does not intend to invest more than 5% of its net assets in illiquid securities. The Adviser will monitor the liquidity of each Fund’s investments in illiquid securities and other illiquid investments. Certain securities available for resale pursuant to Rule 144A under the Securities Act of 1933 may not be treated as “illiquid” for purposes of this limit on investments in accordance with procedures adopted by the Board of Trustees of the Trust.

Liquidity risk in the fixed-income market may result from the lack of an active market, a reduced number of traditional market participants, or the reduced capacity of traditional market participants to make a market in fixed-income securities. The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by the Strategic Allocation Fund or the Strategic Total Return Fund (e.g., bond dealers) have been subject to increased regulation. The impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or “making a market” in such instruments remains unsettled. As a result, a Fund, when seeking to sell its portfolio investments, could find that selling is more difficult than anticipated, especially during times of high market volatility. Market participants attempting to sell the same or a similar instrument at the same time as a Fund could exacerbate the Fund’s exposure to liquidity risk. A Fund may have to accept a lower selling price for the holding, sell other investments that it might otherwise prefer to hold, or forego another more appealing investment opportunity. Certain investments that were liquid when purchased by a Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market, or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the value of a Fund’s investments. In addition, liquidity risk may be magnified in a rising interest rate environment in which investor redemptions from fixed-income mutual funds may be higher than normal; the selling of fixed-income securities to satisfy fund shareholder redemptions may result in an increased supply of such securities during periods of reduced investor demand due to a lack of buyers, thereby impairing a Fund’s ability to sell such securities.

Rule 22e-4 under the 1940 Act requires open-end funds, such as the Funds, to establish liquidity risk management programs and to enhance disclosures regarding fund liquidity. The Trust has adopted and implemented a liquidity risk management program (the “Liquidity Program”) as required by Rule 22e-4, and the Board of Trustees has appointed personnel of the Adviser to administer the Liquidity Program and to assess, manage and periodically review the liquidity risks of the Funds. Pursuant to the Liquidity Program, the Adviser is required to classify the liquidity of each portfolio investment held by a Fund. Securities eligible to be resold pursuant to Rule 144A under the Securities Act of 1933 may be considered liquid by the Adviser or its delegate. Various factors, as set forth in the Funds’ Liquidity Program may be considered, to the extent applicable, when classifying the liquidity of each portfolio investment held by a Fund, including, but not limited to: (i) the existence of an active market for the asset, including whether the asset is listed on an exchange, as well as the number, diversity, and quality of market participants; (ii) the frequency of trades or quotes for the asset and average daily trading volume of the asset (regardless of whether the asset is a security traded on an exchange); (iii) the volatility of trading prices for the asset; (iv) the bid-ask spreads for the asset; (v) whether the asset class or investment has a relatively standardized and simple structure; (vi) for fixed income securities, maturity and date of issue; and (vii) restrictions on trading of the asset and limitations on transfer of the asset.

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When-Issued, Delayed Delivery and Forward Commitment Transactions

The Funds may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by the Adviser in accordance with procedures established by the Trust’s Board of Trustees in an amount sufficient to meet the purchase price. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although the Fund may earn income on segregated securities. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. Because a Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If a Fund remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage. The market value of the securities purchased on a delayed delivery basis may be more or less than the purchase price. When a Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which a Fund may purchase or sell securities on a delayed delivery basis.

A Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if the Fund either (i) segregates until the settlement date assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees in an amount sufficient to meet the purchase price or (ii) enters into an offsetting contract for the forward sale of securities of equal value that it owns. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, in addition to the risk of decline in the value of a Fund’s other assets. A Fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

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Repurchase Agreements

Each Fund may purchase securities pursuant to repurchase agreements. Under the terms of a repurchase agreement, a Fund acquires securities from a member bank of the Federal Reserve System or a registered broker-dealer which the Adviser deems creditworthy, subject to the seller’s agreement to repurchase those securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is obligated to maintain at all times with the Fund’s custodian or a sub-custodian the underlying securities as collateral in an amount not less than the repurchase price (including accrued interest). If the seller defaults on its repurchase obligation or becomes insolvent, the Fund has the right to sell the collateral and recover the amount due from the seller. However, the Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities are less than the repurchase price under the agreement, or to the extent that the disposition of the securities by the Fund is delayed pending court action. Repurchase agreements are considered to be loans by the Funds under the 1940 Act.

Lending Portfolio Securities

In order to generate additional income, each Fund may, from time to time, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities. The Funds must receive 100% collateral in the form of cash or U.S. Government securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by a Fund or the borrower at any time. While the Funds do not have the right to vote securities on loan, they have the right to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to a Fund, the Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The Funds will only enter into loan arrangements with broker-dealers, banks, or other institutions which the Adviser has determined to be creditworthy under guidelines established by the Trustees.

During the fiscal year ended June 30, 2025, the Funds did not engage in securities lending, and do not presently intend to engage in securities lending. At such time as a Fund engages in the practice of securities lending, the Trustees will adopt procedures in order to manage the risks of securities lending.

Investment Restrictions

Each Fund’s investment objective may not be changed without a vote of the holders of a majority of the outstanding shares of that Fund. In addition, each Fund is subject to the following investment restrictions, which may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding shares. When used in this Statement of Additional Information and the Prospectus, a “majority” of the Fund’s outstanding shares means the vote of the lesser of: (1) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

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Each Fund may not:

1.	Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry.

2.	With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer (except that such limitation does not apply to U.S. Government securities and securities of other investment companies).

3.	Borrowing

Strategic Market Cycle Fund. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets if such borrowings or other transactions would exceed more than 33⅓% of the value of its total assets and except to the extent permitted under the 1940 Act or the rules, regulations, or interpretations thereof.

Strategic Total Return Fund and Strategic Allocation Fund. Borrow money or issue senior securities if such borrowings or other transactions would exceed more than 33⅓% of the value of its total assets and except to the extent permitted under the 1940 Act or the rules, regulations, or interpretations thereof.

4.	Make loans to other persons except (i) by the purchase of a portion of an issue of bonds, debentures, or other debt securities; (ii) by lending portfolio securities in an amount not to exceed 33⅓% of the value of its total assets; and (iii) by entering into repurchase agreements.

5.	Underwrite securities of other issuers, except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws.

6.	Purchase securities of companies for the purpose of exercising control.

7.	Purchase or sell real estate, except that the Fund may invest in securities of companies that invest in real estate or interests therein and in securities that are secured by real estate or interests therein.

8.	Purchase or sell commodities or commodities contracts, except that the Fund may purchase and sell futures contracts and options thereon.
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Except with respect to the percentage limitations relative to the borrowing of money (investment restriction number 3 above), if a percentage limitation set forth above, or stated elsewhere in this Statement of Additional Information or in a Prospectus, is met at the time an investment is made, a later change in percentage resulting from a change in the value of the Fund’s investments or in the net assets of the Fund will not constitute a violation of such percentage limitation.

Portfolio Turnover

Each Fund’s portfolio turnover rate is calculated by dividing the lesser of the Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the securities. Each Fund’s portfolio turnover rate will vary from year to year and may be affected by (i) implementation of hedging strategies, (ii) the frequency of opportunities to purchase securities ranked highly based on the Adviser’s stock selection discipline, to sell lower ranked holdings particularly on short term strength, and to vary a Fund’s hedge positions in response to changes in market conditions, and (iii) cash requirements for redemption of shares. High portfolio turnover rates will generally result in higher transaction costs to the Fund, including brokerage commissions, and may result in additional tax consequences to Fund shareholders. The Adviser may vary the Funds’ investment exposures during periods of extreme market valuations, reducing the Fund’s reliance on the resolution of such extremes. While the resulting transactions are made in consideration of their expected impact on long-term after-tax returns, they may also be associated with increased portfolio turnover. The Funds’ portfolio turnover rates for the past two fiscal years are listed below. The higher portfolio turnover rate for the Funds during the June 30, 2025 fiscal year reflects the impact of such variations in Fund investment exposures.

	June 30, 2025	June 30, 2024
Strategic Market Cycle Fund	470%	113%
Strategic Allocation Fund	468%	129%
Strategic Total Return Fund	270%	55%

CALCULATION OF NET ASSET VALUE

The net asset value (“NAV”) of shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the “NYSE”) on each day the NYSE is open for trading. Currently, the NYSE is open for trading on every day except Saturdays, Sundays, and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas.

For purposes of computing the NAV of the Funds, portfolio securities are valued at market value as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities listed on the NYSE or other exchanges, other than options, are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, in the case of securities of U.S. issuers, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the last bid price on the NYSE or other primary exchange for that day. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ. Securities traded in over-the-counter markets, other than NASDAQ quoted securities, are valued at the last sales price, or if there are no sales on that day, at the mean of the closing bid and ask prices.

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Pursuant to procedures approved by the Board of Trustees, options traded on a national securities exchange are valued at prices between the closing bid and ask prices determined by the Adviser to most closely reflect market value as of the time of computation of NAV. Options not traded on a national securities exchange or board of trade, but for which over-the-counter market quotations are readily available, are valued at the mean between their closing bid and ask prices. Futures contracts and options thereon, if any, which are traded on commodities exchanges, are valued at their last sale prices as of the close of regular trading on the NYSE or, if not available, at the mean between their bid and ask prices.

Fixed income securities traded over-the-counter and not traded or dealt in upon any securities exchange, but for which market quotations are readily available, generally are valued at the mean of their closing bid and ask prices. Fixed income securities may also be valued on the basis of prices provided by an independent pricing service. Debt securities with remaining maturities of 60 days or less may be valued at amortized cost if the Adviser, under the supervision of the Board of Trustees, determines that the amortized cost value of the security represents fair value.

Investments in shares of other open-end investment companies, other than shares of ETFs, are valued at their per share NAVs as reported by such companies. Shares of ETFs are valued at their sales prices or based on market quotations in the same manner as other securities traded on a national securities exchange.

In the event that market quotations are not readily available or are determined by the Adviser, as the valuation designee, to not be reflective of fair market value due to market events or developments, securities and other financial instruments will be valued at fair value as determined by the Adviser in accordance with procedures adopted by the Board of Trustees pursuant to Rule 2a-5 under the 1940 Act. Methods used to determine fair value may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

Determining the fair value of portfolio securities involves reliance on judgment, and a security’s fair value may differ depending on the method used for determining value. With respect to a portfolio security that has been valued at fair value, there can be no assurance that a Fund could purchase or sell that security at a price equal to the fair value of such security used in calculating the Fund’s NAV. Because of the inherent uncertainty in determining fair value and the various factors considered in making such determinations, there can be significant deviations between the fair value at which a portfolio security is being carried and the price at which it can be sold.

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ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Funds are offered for sale on a continuous basis. Shares of each Fund are purchased and redeemed based on their NAV as next determined after receipt of the purchase, redemption, or exchange order in proper form.

Each Fund may suspend the right of redemption or postpone the date of a redemption payment for more than seven days: (a) for any period during which the NYSE is closed for other than customary weekend and holiday closings or trading on the NYSE is restricted; (b) for any period during which an emergency exists as a result of which (i) disposal by the Fund of securities owned by it is not reasonably practicable or (ii) it is not reasonably practicable for the Fund to determine the value of its assets; and (c) for such other periods as may be permitted by an order of the SEC.

Each Fund may pay the proceeds of a redemption by making an in-kind distribution of securities, but each has committed to pay in cash all redemption requests by a shareholder of record, limited in amount during any 90-day period up to the lesser of $250,000 or 1% of the value of the Fund’s net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets of a Fund. In this event, the securities distributed in-kind would be valued in the same manner that is used to determine the Fund’s NAV. If the recipient sold such securities, brokerage charges would be incurred and a gain or loss may be realized for tax purposes. The Trust has adopted procedures to govern the circumstances and manner in which the Funds would effect in-kind distributions of redemption proceeds.

SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectuses, the Funds offer the following shareholder services:

Shareholder Accounts. When an investor makes an initial investment in a Fund, a shareholder account is opened in accordance with the investor’s registration instructions. A shareholder account allows individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, to make additions to and withdrawals from their account as often as they wish. Each time there is a transaction in a shareholder account, such as an additional investment or a redemption, the shareholder will receive a confirmation statement showing the transaction.

Automatic Investment Plan. The automatic investment plan enables investors to make regular periodic investments in a specified amount through automatic charges to their checking account, with shareholder authorization and bank approval. The investor’s checking account will be automatically charged a specified amount by Ultimus Fund Solutions, LLC (the “Transfer Agent”) and the amount will be automatically invested in shares at the NAV on the date(s) selected by the investor. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

Systematic Withdrawal Plan. Shareholders owning shares with a value of $5,000 or more may establish a Systematic Withdrawal Plan that will allow them to receive monthly or quarterly payments by authorizing the Fund to redeem the necessary number of shares periodically (each month or quarter as specified). Payments may be made directly to an investor’s account with a commercial bank or other depository institution via an Automated Clearing House (“ACH”) transaction.

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Instructions for establishing this service are available by calling the Funds at 1-800-HUSSMAN. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the redemption date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the instructions (see “How to Redeem Shares” in the Prospectus). A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles and required number of signatures authorized to act on its behalf, which must be signed by a duly authorized officer(s). Costs in conjunction with the administration of the plan are borne by the Funds. Additionally, investors should be aware that such systematic withdrawals may deplete or entirely use their initial investment and that the redemption of shares to make withdrawal payments may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated by the Funds at any time upon thirty days’ written notice. A shareholder may terminate participation in a Systematic Withdrawal Plan by giving written notice to the Fund. Applications and further details may be obtained by calling the Funds at 1-800-HUSSMAN, or by writing to:

Hussman Funds

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246-0707

Transfer of Registration. To transfer shares to another owner, send a written request to the Transfer Agent at the address shown above. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registrations; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see “How to Redeem Shares” in the Prospectus); and (5) any additional documents that are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Transfer Agent.

MANAGEMENT OF THE TRUST

Overall responsibility for the supervision of the management of the Trust rests with its Trustees, who are elected either by the Trust’s shareholders or by the Trustees currently in office. The Trustees serve for terms of indefinite duration until death, resignation, retirement, or removal from office. The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust’s day-to-day operations. The officers are elected annually. Certain officers of the Trust also may serve as a Trustee.

The Trustees oversee the operations of the Trust in accordance with the laws of the State of Ohio governing business trusts. There are currently three Trustees, two of whom are not “interested persons,” as defined by the 1940 Act, of the Trust (the “Independent Trustees”). The Independent Trustees receive compensation for their services as Trustee and attendance at meetings of the Board of Trustees or committees thereof. Officers of the Trust receive no compensation from the Trust for performing the duties of their offices, except the Trust may compensate its Chief Compliance Officer (“CCO”).

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The Trustees and executive officers of the Trust, their addresses, and their principal occupations during the past five (5) years are as follows:

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies by Trustees	Number of Portfolios in Fund Complex** Overseen by Trustee
Interested Trustee:
*John P. Hussman Ph.D. (age 63) 6021 University Boulevard, Suite 490 Ellicott City, Maryland 21043	Since June 2000	President and Trustee	Chairman, President, and Treasurer of Hussman Strategic Advisors, Inc.	3

Independent Trustees:
David C. Anderson (age 74) c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since June 2000	Trustee	Retired. Network Administrator for Hephzibah Children’s Association (child welfare organization) until July 2021.	3

William H. Vanover (age 78) c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since June 2000	Trustee	Retired. Investment counselor with Planning Alternatives, Ltd. (investment adviser) until July 2018.	3

Executive Officers:
Angela A. Simmons (age 50) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since July 2025	Treasurer	Vice President – Financial Administration of Ultimus Fund Solutions, LLC since March 2022. She has worked at Ultimus in various capacities since January 2007.

Emile Molineaux (age 62) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since April 2022	CCO/AML Compliance Officer	Senior Compliance Officer of Northern Lights Compliance Services, LLC since 2011; CCO of various Northern Lights clients.
David James (age 55) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since April 2022	Secretary	Executive Vice President and Chief Legal and Risk Officer of Ultimus Fund Solutions, LLC since 2018.

*	John P. Hussman, Ph.D., as an affiliated person of the Adviser, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

**	The Fund Complex consists of the Strategic Market Cycle Fund, Strategic Allocation Fund and Strategic Total Return Fund.

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Trustees’ Ownership of Fund Shares. The following table shows each Trustee’s dollar range of beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2024.

	Strategic Market Cycle Fund	Strategic Allocation Fund	Strategic Total Return Fund	Aggregate Dollar Range of Shares of All Funds in Fund Complex Overseen by Trustee
Interested Trustee
John P. Hussman, Ph.D.	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Independent Trustees
David C. Anderson	Over $100,000	None	None	Over $100,000
William H. Vanover	Over $100,000	None	Over $100,000	Over $100,000

As of October 2, 2025, the Trustees and officers as a group owned of record or beneficially 8.3% of the outstanding shares of Strategic Market Cycle Fund, 65.8% of the outstanding shares of Strategic Allocation Fund and 2.9% of the outstanding shares of Strategic Total Return Fund. John Hussman may be deemed to control the Strategic Allocation Fund by virtue of owning more than 25% of its outstanding shares.

Trustee Compensation. Trustees and officers of the Trust who are affiliated with the Adviser or Ultimus are not compensated by the Funds for their services. Each Independent Trustee receives from the Trust an annual retainer of $50,000, payable quarterly, except the Audit Committee Chair receives an annual retainer of $56,000. Each Independent Trustee also receives a fee of $7,000 for attendance at each regular quarterly meeting of the Board of Trustees other than the annual meeting of the Board, for which each Independent Trustee receives an attendance fee of $12,000; a fee of $4,000 for attendance at each special meeting of the Board of Trustees; a fee of $3,000 for attendance at each meeting of any committee of the Board of Trustees that is not held on the same day as a Board of Trustees meeting; and a fee of $1,500 for participation in each informal conference meeting of the Board of Trustees. In addition, the Independent Trustees are reimbursed for travel and other expenses incurred in attending meetings. Each Fund pays its proportionate share of the Independent Trustees’ fees and expenses. The following table provides compensation amounts paid during the fiscal year ended June 30, 2025 to each of the Trustees:

	Aggregate Compensation From Each Fund	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation From All Funds in Fund Complex*
John P. Hussman, Ph.D.**	None	None	None	None
David C. Anderson	$ 32,167	None	None	$ 96,500
William H. Vanover	$ 32,167	None	None	$ 96,500

*	The “Fund Complex” consists of the Strategic Market Cycle Fund, Strategic Allocation Fund and Strategic Total Return Fund. Trustee fees are split equally among the Fund Complex.
**	Interested person of the Trust as defined by the 1940 Act.
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Leadership Structure and Qualifications of Trustees

Board of Trustees. The Board of Trustees is responsible for the oversight of the Funds and has engaged the Adviser to oversee the management of each Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Funds’ other service providers in the operations of the Funds in accordance with the 1940 Act, other applicable federal and state laws, and the Trust’s Agreement and Declaration of Trust. The Board typically meets at regularly scheduled meetings four times throughout the year. In addition, the Trustees may meet at special meetings or on an informal basis at other times throughout the year. The Independent Trustees also regularly meet without the presence of any representatives of management. The Board has established an Audit Committee and a Nominating Committee and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors to assist them in performing their oversight responsibilities.

The Board of Trustees is led by the Trust’s President, Dr. John P. Hussman, Ph.D. Dr. Hussman is an “interested person” of the Trust because he is an officer and the controlling shareholder of the Adviser. Dr. Hussman, with the assistance of the Trust’s other officers, oversees the daily operations of the Funds, including monitoring the activities of the Funds’ service providers. As President, Dr. Hussman has primary responsibility for setting the agenda and presiding at each Board meeting.

The Trust has not appointed an independent Chairman or a Lead Independent Trustee. It was determined by the Board that, due to the Board’s size (three Trustees), the size of the Fund Complex (three funds) and the strong internal controls and strong compliance culture of the Adviser and other service providers to the Trust, it is not necessary at this time to appoint an independent Chairman or a Lead Independent Trustee. The Independent Trustees have demonstrated an ability to provide appropriate oversight to the operations of the Trust.

Board Committees. The Board has established a Nominating Committee and an Audit Committee, the members of which are David C. Anderson and William H. Vanover. Each member of the Nominating Committee and the Audit Committee is an Independent Trustee. The Nominating Committee is responsible for overseeing the composition of the Board and the various committees of the Board and for identifying and nominating qualified individuals to serve on the Board. The Nominating Committee did not meet during the June 30, 2025 fiscal year. The principal functions of the Audit Committee are: (i) the appointment, retention, and oversight of the Trust’s independent auditor; (ii) to meet separately with the independent auditor and review the scope and anticipated costs of the audit; and (iii) to receive and consider a report from the independent auditor concerning its conduct of the audit, including any comments or recommendations it deems appropriate. In addition, the Audit Committee acts as a liaison between the independent auditor and the full Board, and pre-approves the scope of the audit and non-audit services the independent auditor provides to the Funds. David C. Anderson serves as the Chairman of the Audit Committee and, as such, presides at all meetings of the Audit Committee and facilitates communications and coordination between the Independent Trustees and management with respect to the matters overseen by the Audit Committee. During the fiscal year ended June 30, 2025, the Audit Committee met three times.

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Qualifications of the Trustees. The Independent Trustees review the experience, qualifications, attributes, and skills of potential candidates for nomination or election by the Board. In evaluating a candidate for nomination or election as a Trustee, the Independent Trustees take into account the contributions that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes, and skills that they believe contribute to good governance for the Trust.

All Trustees have served in such capacity for more than 20 years and have consistently attended and participated in regular and, on occasion, special Board meetings. Through their years of service on the Board, the Trustees have developed a thorough understanding of their role and responsibilities to the Funds and their shareholders. For example, the Trustees review the Funds’ financial statements, consider the continuance of contracts with service providers, review compliance reports, meet regularly with the CCO of the Trust and select the Trust’s independent registered public accounting firm. The Trustees also monitor certain quarterly activities of the Funds, including brokerage activities, pricing and valuation practices, anti-money laundering compliance and code of ethics reports related to personal trading. The Trustees, with the assistance of Trust counsel, also stay current on legal and regulatory changes impacting the Funds.

●	Dr. John P. Hussman, Ph.D. is the founder of Hussman Strategic Advisors, Inc., the investment adviser to the Funds, and serves as President of the firm. He holds a Ph.D. in Economics from Stanford University and two degrees from Northwestern University: a Master’s degree in Education and Social Policy and a Bachelor’s degree in Economics, Phi Beta Kappa. Dr. Hussman was previously a professor of economics and international finance at the University of Michigan. His academic research centers on market efficiency and information economics, and his research on these topics has been published in leading academic journals and trade publications. Dr. Hussman has been active in the financial markets since 1981 and worked as an options mathematician at the Chicago Board of Trade in the mid-1980s. In 1988, he began publishing investment research, and in 1993 he became active in portfolio management. The Board has concluded that Dr. Hussman is qualified to serve as a Trustee because of his professional investment experience and his distinguished academic background.

●	Mr. David C. Anderson is currently retired. He has substantial experience in computer applications and investment research and analysis. Mr. Anderson worked for nearly 20 years as a research analyst for member firms of the Chicago Board Options Exchange and the Chicago Board of Trade, where he developed proprietary strategies and models for the stock, options, futures, and precious metals markets. The Board has concluded that Mr. Anderson is qualified to serve as a Trustee because of his expertise on the subject of trading systems and his experience in investment research and analysis, as well as his business experience generally.

●	Mr. William H. Vanover is currently retired. He is the co-founder of Planning Alternatives, Ltd., a personal financial planning and investment management firm, where he worked in various capacities (Chief Investment Officer, CCO and Investment Counselor) from 1982 until his retirement in July 2018. Mr. Vanover was employed in the financial services industry beginning in 1973 and was one of the early adherents to the financial planning movement. He served as a member of the Board of Managers of Susa Registered Fund, L.L.C., a closed-end management investment company, from January 2014 until July 2017. The Board has concluded that Mr. Vanover is qualified to serve as a Trustee because of his extensive experience in financial services and investments, as well as his business experience generally.
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In addition to the qualifications listed above, the Trustees have consistently demonstrated strong character, integrity, ability, sound judgment, and communication and reasoning skills over their years of service. Furthermore, each Trustee came to the Board with a strong and diverse business background. The Board has concluded that, based on each Trustee’s experience, qualifications, attributes, and skills on an individual basis and in combination with the other Trustees, each Trustee is qualified and should continue to serve as such. In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling.

Risk Oversight. The Funds are subject to a number of risks, including investment, compliance, and operational risks. Day-to-day risk management with respect to the Funds resides with the Adviser or other service providers (depending on the nature of the risk), subject to overall supervision by the Adviser. The Board has charged the Adviser with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on a Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur, or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and revising as appropriate, the processes and controls described in (i) and (ii) above.

The Board has appointed a CCO who reports directly to the Independent Trustees and who provides presentations to the Board at its quarterly meetings, in addition to an annual report to the Board in accordance with the Trust’s compliance policies and procedures. The CCO regularly discusses the relevant risk issues affecting the Trust during private meetings with the Independent Trustees. The CCO also provides updates to the Board on the application of the Trust’s compliance policies and procedures and how these procedures are designed to mitigate risk. Finally, the CCO reports to the Board immediately in between Board meetings in case of any problems associated with the Trust’s compliance policies and procedures that could expose (or that might have the potential to expose) a Fund to risk.

Cybersecurity Risk. As the use of technology, including cloud-based technology, has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks through breaches in cybersecurity. Moreover, the widespread use of work-from-home arrangements may increase operational and information security risks. A breach in cybersecurity refers to both intentional and unintentional cyber events from outside threat actors or internal resources that may cause a Fund, the Adviser, or another service provider to a Fund, to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber breaches may include, among other things, gaining unauthorized access to a Fund’s digital information systems (through “hacking” or malicious software coding), but may result from outside attacks such as denial of service attacks (i.e., efforts to make network services unavailable to intended users) or cyber extortion, including exfiltration of data held for ransom or ransomware attacks. This could adversely affect a Fund and its shareholders by, among other things: interfering with the processing of shareholder transactions; impeding a Fund’s ability to calculate its NAV; causing the release of confidential information or private shareholder information (which may violate privacy and other laws, including those related to identity theft); or impairing the ability of the Adviser to manage the Fund’s investment portfolio.

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A cybersecurity failure or breach may cause financial losses to a Fund by impeding trading or portfolio management, cause reputational damage, or subject the Fund to regulatory penalties, fines, reimbursement, or other compensation costs that may be associated with corrective measures and/or cybersecurity risk management. Cybersecurity breaches of the Adviser or other service providers to the Funds (including its administrator, transfer agent, intermediaries, and custodian) or issuers in which a Fund invests, can also subject the Fund to many of the risks associated with direct cybersecurity breaches. The Adviser and other Fund service providers have established risk management systems, and implemented policies and procedures that are designed to reduce cybersecurity risks. However, no assurance can be given that these systems, policies, and procedures will be effective in preventing an impairment of a Fund’s operations or preventing a loss to a Fund, largely because different or unknown threats may emerge in the future. The risk management policies of the Adviser and other service providers and their implementation vary among service providers and the Trust does not directly control the cybersecurity systems of issuers, the Adviser, or other service providers. Markets and market participants are increasingly reliant upon both publicly available and proprietary data systems, which may be impaired by data imprecision, malfunctions, unauthorized use, or similar circumstances. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may cause a Fund to be unable to buy or sell certain securities or financial instruments, or to accurately price its investments. The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers and terrorists, continue to pose new and significant security threats. Moreover, advancements in artificial intelligence and other technologies have resulted in increasing levels of autonomy and increased the risk that errors, defects, or security vulnerabilities, may be undetected. Not all risks that may affect the Funds can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Trust, the Adviser, or other service providers.

Identifying and Evaluating Trustee Nominees. In overseeing the process of identifying and evaluating potential nominees, the Nominating Committee considers a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial and other relevant experience; (v) an assessment of the candidate’s character, integrity, ability and judgment; (vi) whether or not the candidate serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes; (vii) whether or not the candidate has any relationships that might impair his or her independence; and (viii) overall interplay of a candidate’s experience, skill and knowledge with that of other Trustees. The Nominating Committee has not developed a formal policy with regards to the diversity of Board membership. The purpose behind the process of identifying and evaluating potential nominees is to find the best possible nominee. In identifying potential nominees for the Board, the Nominating Committee may consider candidates recommended by one or more of the following sources: (i) the current Trustees; (ii) the Trust’s officers; (iii) the Adviser; and (iv) any other source the Independent Trustees deem to be appropriate. The Trust has not adopted procedures by which shareholders of the Funds may recommend nominees to the Board of Trustees.

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INVESTMENT ADVISER

Hussman Strategic Advisors, Inc., 6021 University Boulevard, Suite 490, Ellicott City, Maryland 21043, serves as investment adviser to the Funds under the terms of a separate investment advisory agreement (the “Advisory Agreement”) for each Fund. The Advisory Agreement for Strategic Market Cycle Fund is dated as of July 20, 2000 and last amended as of November 1, 2015. The Advisory Agreement for Strategic Allocation Fund is dated as of August 26, 2019. The Advisory Agreement for Strategic Total Return Fund is dated as of September 10, 2002 and last amended as of July 1, 2011. The Adviser, founded in August 1999, is a registered investment adviser that manages more than $613 million in assets as of June 30, 2025. John P. Hussman, Ph.D., President and a Trustee of the Trust and President and sole shareholder of the Adviser, may be deemed to control the Adviser. As the shareholder of the Adviser, Dr. Hussman receives benefits from the advisory fee paid to the Adviser.

Subject to each Fund’s investment objective and policies approved by the Trustees of the Trust, the Adviser manages each Fund’s portfolio and makes all investment decisions for the Fund, and continuously reviews, supervises, and administers the Fund’s investment program. For these services, each Fund pays the Adviser a monthly fee computed at the following annual rates:

Strategic Market Cycle Fund	0.90% of the Fund’s first $2 billion of average daily net assets, 0.85% on the next $3 billion of such assets and 0.80% of such assets over $5 billion, less any fee waivers.
Strategic Allocation Fund	0.75% of the Fund’s first $2 billion of average daily net assets, 0.70% of the next $3 billion of such assets and 0.65% of such assets over $5 billion, less any fee waivers.
Strategic Total Return Fund	0.50% of the Fund’s first $1 billion of average daily net assets, 0.45% of the next $1.5 billion of such assets and 0.40% of such assets over $2.5 billion, less any fee waivers.

The Adviser has contractually agreed that, until November 1, 2026, it will waive its advisory fees and/or absorb or reimburse each Fund’s other operating expenses to the extent necessary so that a Fund’s operating expenses (excluding fees and expenses incurred by the Fund on its investments in other investment companies and pooled investment vehicles, brokerage commissions, taxes, interest expense, and any extraordinary expenses) do not exceed an annual amount of each Fund’s average daily net assets equal to 1.15% for Strategic Market Cycle Fund; 1.25% for Strategic Allocation Fund; and 0.75% for Strategic Total Return Fund. Any fees waived or Fund expenses absorbed or reimbursed by the Adviser, either before or after November 1, 2026, are subject to reimbursement by the Funds provided a Fund is able to effect such reimbursement without causing its operating expenses (after reimbursement is taken into account) to exceed an amount equal to the lesser of: (i) the expense limitation in effect at the time such fees and expenses were waived, absorbed or reimbursed; and (ii) the expense limitation in effect at the time the Adviser seeks reimbursement, and provided further that the fees and expenses which are to be reimbursed by the Fund were incurred as of a date within three years of the reimbursement. The Adviser may agree to continue after November 1, 2026 the current arrangement to limit a Fund’s expenses or to implement a similar arrangement, but it is not obligated to do so.

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Advisory Fees. The following table shows the advisory fees paid by the Funds to the Adviser during the last three fiscal years:

Strategic Market Cycle Fund
	Advisory Fees Accrued	Advisory Fee Reductions	Advisory Fee Reductions Recovered	Advisory Fees Received
June 30, 2025	$2,907,901	$104,269	N/A	$2,803,632
June 30, 2024	$3,562,996	$49,483	$16,996	$3,530,509
June 30, 2023	$4,616,132	None	$115,917	$4,732,049
Strategic Allocation Fund
	Advisory Fees Accrued	Advisory Fee Reductions	Other Operating Expense Reimbursements	Advisory Fees Received
June 30, 2025	$203,952	$203,952	$35,140	$0
June 30, 2024	$207,859	$207,859	$37,076	$0
June 30, 2023	$179,461	$179,461	$38,330	$0
Strategic Total Return Fund
	Advisory Fees Accrued	Advisory Fee Reductions	Advisory Fees Recovered	Advisory Fees Received
June 30, 2025	$947,952	$149,429	N/A	$798,523
June 30, 2024	$ 982,386	$135,372	N/A	$847,014
June 30, 2023	$1,167,873	$62,625	N/A	$1,105,248

As of June 30, 2025, the Adviser may recoup the following amount of investment advisory fee waivers and/or expense reimbursements from the Funds no later than the dates stated below:

	Strategic Market Cycle Fund	Strategic Allocation Fund	Strategic Total Return Fund
June 30, 2026	-----	$217,791	$62,625
June 30, 2027	$49,483	$244,935	$135,372
June 30, 2028	$104,269	$239,092	$149,429
Total	$153,752	$701,818	$347,426

Unless sooner terminated, the Advisory Agreements will continue in effect for successive one-year periods if such continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for this purpose. Each Advisory Agreement is terminable at any time on 60 days’ prior written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by the Adviser. Each Advisory Agreement also terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder.

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Each Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

Portfolio Manager

John P. Hussman, Ph.D. serves as the sole portfolio manager for each Fund.

Other Accounts Managed (as of June 30, 2025)

As of the date of this Statement of Additional Information, the Funds are the Adviser’s only investment advisory clients. Dr. Hussman is also a Trustee of the Hussman Foundation, Inc. and oversees the investments of various charitable organizations, without direct compensation. Such investments are restricted to money market securities and mutual funds, which may include the Funds, and may therefore result in indirect compensation to the Adviser in the same amount as is paid by other Fund shareholders.

Name of Portfolio Manager	Type of Accounts	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts Managed with Advisory Fee Based on Performance
Strategic Market Cycle Fund
John P. Hussman, Ph.D.	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	2 0 0	$251,445,167 $ 0 $ 0	0 0 0	$ 0 $ 0 $ 0
Strategic Allocation Fund
John P. Hussman, Ph.D.	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	2 0 0	$585,513,300 $ 0 $ 0	0 0 0	$ 0 $ 0 $ 0
Strategic Total Return Fund
John P. Hussman, Ph.D.	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	2 0 0	$390,904,039 $ 0 $ 0	0 0 0	$ 0 $ 0 $ 0

Potential Conflicts of Interest

The Adviser does not believe that any material conflicts of interest exist as a result of Dr. Hussman managing Strategic Market Cycle Fund, Strategic Allocation Fund and Strategic Total Return Fund.

The Adviser may occasionally recommend purchases or sales of the same portfolio securities for the Funds. In such circumstances, it is the policy of the Adviser to allocate purchases and sales among the Funds in a manner which the Adviser deems equitable, taking into consideration such factors as relative size of the portfolios, concentration of holdings, investment objectives, tax status, cash availability, purchase costs, holding periods and other pertinent factors relative to each Fund. The Adviser believes that it is highly unlikely that simultaneous transactions would adversely affect the ability of a Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell or the price at which such security can be purchased or sold.

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Compensation

Dr. Hussman’s compensation includes a fixed salary paid by the Adviser plus the profits of the Adviser. The profitability of the Adviser is primarily dependent upon the value of the Funds’ assets. However, compensation is not directly based upon the Funds’ performance or the value of the Funds’ assets.

Ownership of Fund Shares

The following table indicates the dollar range of shares beneficially owned by Dr. Hussman as of June 30, 2025.

Strategic Market Cycle Fund	Over $1,000,000
Strategic Allocation Fund	Over $1,000,000
Strategic Total Return Fund	Over $1,000,000

PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreements, the Adviser determines, subject to the general supervision of the Trustees of the Trust and in accordance with each Fund’s investment objective, policies and restrictions, the securities to be purchased and sold by the Funds and the brokers used to execute the Funds’ portfolio transactions.

Purchases and sales of debt securities usually are principal transactions that are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and ask prices. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter markets are generally principal transactions with dealers. With respect to the over-the-counter markets, the Funds, if possible, will deal directly with the dealers who make a market in the securities involved except under those circumstances where better price and execution are available elsewhere.

Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to the Funds. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers who provide investment research to the Adviser may receive orders for transactions on behalf of a Fund. This information is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by the Funds. Supplemental information obtained by the placement of brokerage orders for one Fund may be useful to the Adviser in carrying out its obligations to the other Funds. While the Adviser generally seeks competitive commissions, the Funds may not necessarily pay the lowest commission available on each brokerage transaction for the reasons discussed above.

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The Funds paid the following brokerage commissions during the past three fiscal years. The higher brokerage commissions paid by the Funds during the June 30, 2025 fiscal year is due to higher portfolio turnover activity during the year.

Brokerage Commissions	June 30, 2025	June 30, 2024	June 30, 2023
Strategic Market Cycle Fund	$ 2,077,667	$ 637,568	$ 870,051
Strategic Allocation Fund	$ 83,329	$ 16,592	$ 10,505
Strategic Total Return Fund	$ 225,923	$ 71,848	$ 56,342

OTHER SERVICE PROVIDERS

Administrator, Fund Accountant and Transfer Agent

Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, Fund Accountant and Transfer Agent to the Funds pursuant to an Administration Agreement, a Fund Accounting Agreement and a Transfer Agent and Shareholder Services Agreement (collectively, the “Service Agreements”).

As Administrator, Ultimus (i) assembles and files reports required by the SEC and arranges for the printing and dissemination of reports required to be distributed to the Funds’ shareholders; (ii) arranges for the dissemination of proxy materials to shareholders of the Funds; (iii) makes such reports and recommendations to the Board of Trustees as the Board reasonably requests or deems appropriate.

As Fund Accountant, Ultimus maintains the accounting books and records for the Funds, including an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts. Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Funds, including calculating NAV and dividend and capital gains distributions; reconciles cash movements with the custodian; verifies and reconciles with the custodian all daily trade activities; providing reports; obtaining dealer quotations or prices from pricing services used in determining NAV; and preparing interim balance sheets, statements of income and expense, and statements of changes in the Funds’ net assets. Ultimus determines the amounts available for dividends and distributions to be paid by each Fund to its shareholders; prepares and arranges for the printing of dividend notices to shareholders; and provides the Funds’ custodian with such information as is required to effect the payment of dividends and distributions. Ultimus also oversees the preparation and filing of the Funds’ federal income and excise tax returns and state and local tax returns.

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As Transfer Agent, Ultimus performs the following services in connection with the Funds’ shareholders: maintains records for shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the Funds on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

Ultimus receives a monthly fee from each Fund, based upon the average value of its daily net assets per annum, for its services as Administrator and Fund Accountant. Ultimus receives a fee from each Fund at an annual rate per shareholder account, depending on the nature of the account, subject to a minimum fee of $1,500 per month for its services as Transfer Agent. Ultimus is reimbursed for certain expenses assumed pursuant to the Service Agreements.

During the past three fiscal years, the Funds paid the following administration, accounting, and transfer agent fees to Ultimus:

Administration Fees	June 30, 2025	June 30, 2024	June 30, 2023
Strategic Market Cycle Fund	$230,887	$276,886	$355,641
Strategic Allocation Fund	$28,611	$ 24,000	$ 24,000
Strategic Total Return Fund	$137,339	$137,500	$163,423
Accounting Fees
Strategic Market Cycle Fund	$62,382	$ 70,553	$80,987
Strategic Allocation Fund	$32,684	$ 32,776	$32,384
Strategic Total Return Fund	$48,947	$ 49,643	$53,375
Transfer Agent Fees
Strategic Market Cycle Fund	$62,426	$51,605	$83,058
Strategic Allocation Fund	$18,000	$18,000	$18,000
Strategic Total Return Fund	$33,393	$24,631	$37,587

The Service Agreements provide that Ultimus shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Service Agreements relate, except a loss from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by Ultimus of its obligations and duties thereunder. Unless sooner terminated as provided therein, the Service Agreements will continue in effect for successive one-year periods.

Compliance Consulting Agreement

Under the terms of a Compliance Consulting Agreement dated April 1, 2023 with the Trust, Northern Lights Compliance Services, LLC, an affiliate of Ultimus, provides an individual with the requisite background and familiarity with the Federal securities laws to serve as the Trust’s CCO and to administer the Trust’s compliance policies and procedures. For these services, the Trust pays Northern Lights a base fee per annum, plus an asset-based fee based on the average value of the Trust’s aggregate daily net assets per annum. Each Fund pays its proportionate share of such fee. In addition, the Trust reimburses Ultimus for its reasonable out-of-pocket expenses relating to these compliance services. Prior to April 1, 2023, the Trust’s Compliance Consulting Agreement was with Ultimus.

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During the past three fiscal years the Funds paid the following compliance service fees to Northern Lights/Ultimus under the Compliance Consulting Agreements.

Compliance Service Fees	June 30, 2025	June 30, 2024	June 30, 2023
Strategic Market Cycle Fund	$31,489	$33,081	$38,998
Strategic Allocation Fund	$ 9,529	$ 9,260	$ 6,118
Strategic Total Return Fund	$21,482	$20,159	$19,474

Principal Underwriter

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the exclusive agent for the distribution of shares of the Funds. The Distributor is obligated to sell shares of the Funds on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. The Distributor is compensated by the Adviser for its services to the Trust under a written agreement for such services. The Distributor is an affiliate of Ultimus.

Custodian

U.S. Bank NA, 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian to the Funds pursuant to a Custody Agreement. Its responsibilities include safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on each Fund’s investments.

Independent Registered Public Accounting Firm

The Trust has selected Cohen & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, to serve as the independent registered public accounting firm for the Trust and to audit the financial statements of the Funds for its fiscal year ending June 30, 2026.

Legal Counsel

The Trust has retained Troutman Pepper Locke LLP, 3000 Two Logan Square, Eighteenth and Arch Streets, Philadelphia, Pennsylvania 19103 to serve as counsel for the Trust and counsel to the Independent Trustees.

GENERAL INFORMATION

Description of Shares

The Trust is an unincorporated business trust that was organized under Ohio law on June 1, 2000. The Trust’s Declaration of Trust authorizes the Board of Trustees to divide shares into series, each series relating to a separate portfolio of investments, and may further divide shares of a series into separate classes. In the event of a liquidation or dissolution of the Trust or an individual series or class, shareholders of a particular series or class would be entitled to receive the assets available for distribution belonging to such series or class. Shareholders of a series or class are entitled to participate equally in the net distributable assets of the particular series or class involved upon liquidation, based on the number of shares of the series or class that are held by each shareholder. Any assets, income, earnings, proceeds, funds, or payments that are not readily identifiable as belonging to any particular series or class will be allocated among any one or more series or classes as may be deemed fair and equitable.

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Shares of the Funds, when issued, are fully paid and non-assessable. Shares have no subscription, preemptive or conversion rights. Shares do not have cumulative voting rights. Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. Shareholders of all Funds in the Trust will vote together and not separately, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides, in substance, that any matter required to be submitted to the holders of the outstanding voting securities of an investment company, such as the Trust, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless the interests of each series or class in the matter are substantially identical or the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series or class only if approved by a majority of the outstanding shares of such series or class. The Rule also provides that the ratification of the appointment of independent accountants and the election of Trustees may be effectively acted upon by shareholders of all series and classes of shares of the Trust voting together as a single class.

Trustee Liability

The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust’s property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

Code of Ethics

The Trust, the Adviser, and the Distributor have each adopted a code of ethics. These code of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds, but prohibit such personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Fund’s planned portfolio transactions. Each party monitors compliance with its code of ethics.

Proxy Voting Policies and Procedures

The Trust and the Adviser have adopted proxy voting policies and procedures that describe how the Funds intend to vote proxies relating to portfolio securities. These policies and procedures are attached to this Statement of Additional Information as Appendix B. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling 1 (800) 443-4249, on the Funds’ website at http://www.hussmanfunds.com., or on the SEC’s website at http://www.sec.gov.

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Portfolio Holdings Disclosure Policy

The Board of Trustees of the Trust has adopted a policy to govern the circumstances under which disclosure regarding securities held by the Funds, and disclosure of purchases and sales of such securities, may be made to shareholders of the Funds or other persons. The Trust’s CCO is responsible for monitoring the use and disclosure of information relating to portfolio securities. Although no material conflicts of interest are believed to exist that could disadvantage the Funds or their shareholders, various safeguards have been implemented to protect each Fund and its shareholders from conflicts of interest, including: the adoption of codes of ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, the Adviser and the Distributor in connection with their personal securities transactions; the adoption by the Adviser and the Distributor of insider trading policies and procedures designed to prevent their employees’ misuse of material non-public information; and the adoption by the Trust of a code of ethics for officers that requires the principal officers of the Trust to report to the Board any affiliations or other relationships that could potentially create a conflict of interest with the Funds.

●	Public disclosure regarding the securities held by the Funds (“Portfolio Securities”) is made in Annual and Semi-Annual Financial Statements and Additional Information (“Financial Statements”), and in holdings reports on Form N-PORT (“Official Reports”). The Funds’ website also discloses 1st and 3rd quarter portfolio holdings, along with copies of the Financial Statements. Except for such Official Reports and as otherwise expressly permitted by the Trust’s policy, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased, or sold by the Funds.

●	Information regarding Portfolio Securities as of the end of the most recent calendar quarter, and other information regarding the investment activities of each Fund during such quarter, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund, but only if such information is at least 30 days old.

●	Information regarding the general market exposure of the Funds (such as the average duration of bond holdings and the extent to which a Fund is hedged) may be disclosed, provided that such information is also disclosed on the Trust’s website and the information does not identify specific Portfolio Securities.

●	Information regarding Portfolio Securities as of the end of the most recent calendar quarter may be disclosed to any other person or organization at the request of such person or organization, but only if such information is at least 30 days old.

●	The Trust’s CCO may approve the disclosure of holdings of or transactions in Portfolio Securities of a Fund that is made on the same basis to all shareholders of the Fund.
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●	The Funds’ policy relating to disclosure of holdings of Portfolio Securities does not prohibit disclosure of information to the Adviser or to other Trust service providers, including the Trust’s administrator, distributor, custodian, legal counsel, independent auditor, and printers/typesetters, or to brokers and dealers through which the Funds purchase and sell Portfolio Securities. Below is a table that lists each service provider that may receive non-public portfolio information along with information regarding the frequency of access to, and limitations on use of, portfolio information.

Type of Service Provider	Typical Frequency of Access to Portfolio Information	Restrictions on Use
Adviser	Daily	Contractual and Ethical
Administrator and Distributor	Daily	Contractual and Ethical
Custodian	Daily	Contractual and Ethical
Independent Auditor	During annual audit	Ethical
Legal Counsel	Regulatory filings, board meetings, and if a legal issue regarding the portfolio requires counsel’s review	Ethical
Typesetter	Twice a year – typesetting Financial Statements	No formal restrictions are in place. The typesetter would not receive portfolio information until at least 30 days old
Broker/dealers through which a Fund purchases and sells portfolio securities	Daily access to the relevant purchase and/or sale – no broker/dealer has access to the Fund’s entire portfolio	Contractual and Ethical
Performance calculation, regulatory reporting, and data distribution service	Monthly	Contractual and Ethical

Such disclosures may be made without approval of the Trust’s CCO because the Board of Trustees has determined that the Funds and their shareholders are adequately protected by the restrictions on use in those instances listed above.

●	The Trust’s CCO may approve other arrangements under which information relating to Portfolio Securities held by the Funds, or purchased or sold by the Funds (other than information contained in Official Reports), may be disclosed. The CCO may approve such an arrangement only if he concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Trust and is unlikely to affect adversely a Fund or any shareholder of the Fund. The CCO must inform the Board of Trustees of any such arrangements that are approved by the CCO, and the rationale supporting approval, at the next regular quarterly meeting of the Board of Trustees following such approval.

●	Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased, or sold by the Funds.
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Principal Shareholders

The following table provides the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of the Funds as of October 2, 2025.

Name of Fund	Shareholder	Percentage Ownership	Type of Ownership
Strategic Market Cycle Fund	Charles Schwab & Co., Inc.* Special Custody Account for the Benefit of Customers 211 Main Street San Francisco, California 94105	29.60%	Record
Strategic Market Cycle Fund	Vanguard Brokerage Services P.O. Box 982901 El Paso, Texas 79998	6.17%	Record
Strategic Market Cycle Fund	Pershing LLC Mutual Fund Operations FBO Project National 95 Christopher Columbus Drive Jersey City, New Jersey 07302	12.51%	Record and Beneficial
Strategic Market Cycle Fund	John P. Hussman SEP IRA Account First National Bank Custodian 6021 University Boulevard, Ste.490 Ellicott City, Maryland 21043	5.28%	Record and Beneficial
Strategic Market Cycle Fund	NFS LLC FEBO* National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	26.54%	Record
Strategic Allocation Fund	John P. Hussman 2005 Irrevocable Trust, John Kenny Trustee c/o Sims & Campbell 181 Truman Parkway, Suite 150 Annapolis, Maryland 21401	10.79%	Record and Beneficial
Strategic Allocation Fund	Charles Schwab & Co., Inc. Special Custody Account for the Benefit of Customers 211 Main Street San Francisco, California 94105	13.02%	Record
Strategic Allocation Fund	First National Bank Custodian* FBO John Hussman SEP IRA 6021 University Boulevard, Ste.490 Ellicott City, Maryland 21043	38.34%	Record and Beneficial

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Strategic Allocation Fund	The Hussman Foundation 6021 University Boulevard, Ste.490 Ellicott City, Maryland 21043	16.69%	Record and Beneficial
Strategic Allocation Fund	Vanguard Brokerage Services P.O. Box 982901 El Paso, Texas 79998	7.16%	Record
Strategic Total Return Fund	Charles Schwab & Co., Inc.* Special Custody Account for the Benefit of Customers 211 Main Street San Francisco, California 94105	43.37%	Record
Strategic Total Return Fund	Vanguard Brokerage Services P.O. Box 982901 El Paso, Texas 79998	5.67%	Record
Strategic Total Return Fund	NFS LLC FEBO National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	23.39%	Record

*	May be deemed to control the Fund by virtue of owning more than 25% of the outstanding shares.

ADDITIONAL TAX INFORMATION

Each Fund has qualified and intends to continue to qualify annually as a regulated investment company, or “RIC,” under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve a Fund of liability for federal income taxes to the extent its net investment income and net realized capital gains are distributed to shareholders in accordance with Subchapter M of the Code. Depending on the extent of a Fund’s activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of these states or localities. If for any taxable year a Fund does not qualify for the special tax treatment afforded to RICs, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits, and, subject to certain limitations under the Code, would be eligible for the dividends-received deduction for corporations and reduced tax rates applicable to “Qualified Dividends” for individuals (as discussed below).

Among the requirements to qualify as a RIC, each Fund must distribute annually no less than the sum of 90% of its “investment company taxable income” and 90% of its net tax-exempt income. In addition to this distribution requirement, each Fund must (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership (“PTP”) as defined in section 851(h) of the Code; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying gross income for a RIC.

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Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), there is a remedy for a failure of the Subchapter M asset diversification test, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax. The Modernization Act also sets forth a de minimis exception to a potential failure of the Subchapter M asset diversification test that would require corrective action but no tax. In addition, the Modernization Act allows for the remedy of a failure of the source-of-income requirement, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. As of June 30, 2025, the Funds had the following short-term and long-term capital loss carryforwards for federal income tax purposes. These capital loss carryforwards, which do not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

	Short-Term Capital Loss Carryforward	Long-Term Capital Loss Carryforward	Total
Strategic Market Cycle Fund	$470,195,094	$444,680,808	$914,875,902
Strategic Total Return Fund	$ 22,416,421	$ 8,630,312	$31,046,733
Strategic Allocation Fund	-------	$ 1,609,341	$ 1,609,341

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund’s “required distribution” over actual distributions in any calendar year. Generally, the “required distribution” is 98% of a Fund’s ordinary income for the calendar year plus 98.2% of its net capital gains recognized during the one-year period ending on October 31 of that calendar year plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid the imposition of the excise tax.

If a Fund purchases shares in a “passive foreign investment company” (“PFIC”), the Fund may be subject to federal income tax and an interest charge imposed by the IRS on certain “excess distributions” received from the PFIC or on a gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Funds will not be permitted to pass through to their shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require the Funds to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. Each Fund may limit and/or manage its holdings in PFICs to minimize its tax liability or maximize its returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares of the corporation, a Fund may incur the tax and interest charges described above in some instances.

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Individual shareholders of the Funds may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Fund from U.S. corporations and certain foreign corporations (“Qualified Dividends”). Long-term capital gains are generally taxable to individuals at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels. For 2025, the American Taxpayer Relief Act of 2012 requires individual taxpayers with taxable incomes above $533,400 ($600,050 for married taxpayers filing jointly, $300,000 for married taxpayers filing separately, and $566,700 for heads of households) to be subject to a 20% rate of tax on long-term capital gains and Qualified Dividends. Taxpayers that are not in the highest tax bracket continue to be subject to a maximum 15% rate of tax on long-term capital gains and Qualified Dividends. These rates may change over time. Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income. In addition, for an individual shareholder to benefit from the lower tax rate on Qualified Dividends (either 15% or 20%, depending on income levels), the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation, at least 61 days during a prescribed period. The prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

It is anticipated that amounts distributed by the Funds that are attributable to certain dividends received from domestic corporations will qualify for the 50% dividends-received deduction for corporate shareholders. A corporate shareholder’s dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder’s investment in shares of a Fund, or the Fund’s investment in the shares of a dividend-paying corporation, is financed with indebtedness. Additionally, a corporate shareholder would not benefit to the extent it or a Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

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Investments by the Funds in certain options, futures contracts and options on futures contracts are “section 1256 contracts.” Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses. Section 1256 contracts held by the Funds at the end of each taxable year are treated for federal income tax purposes as being sold on such date for their fair market value. When the section 1256 contract is subsequently disposed of, the actual gain or loss will be adjusted by the amount of any preceding year-end gain or loss. The use of section 1256 contracts may require the Funds to distribute to shareholders gains that have not yet been realized in order to avoid federal income tax liability. Foreign currency gains or losses on non-U.S. dollar-denominated bonds and other similar debt instruments and on any non-U.S. dollar-denominated futures contracts, options and forward contracts that are not section 1256 contracts generally will be treated as ordinary income or loss.

Certain hedging transactions undertaken by the Funds may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred, rather than being taken into account in calculating taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gains realized by a Fund, which are taxed as ordinary income when distributed to shareholders. The Funds may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gains in any year, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

The Funds may be subject to a tax on dividend or interest income received from securities of a non-U.S. issuer withheld by a foreign country at the source. The U.S. has entered into tax treaties with many foreign countries that may entitle the Funds to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested within various countries is not known. If more than 50% of the value of a Fund’s total assets at the close of a taxable year consists of stocks or securities of foreign companies, the Fund may elect to pass through to its shareholders the foreign income taxes paid by the Fund, provided that certain holding period requirements are met. In such case, the shareholders would be treated as receiving, in addition to the distributions actually received, their proportionate share of foreign income taxes paid by the Fund, and will be treated as having paid such foreign taxes. Shareholders generally will be entitled to deduct or, subject to certain limitations, claim a foreign tax credit with respect to such foreign income taxes. A foreign tax credit will be allowed for shareholders who hold shares of the Funds, and the Funds must hold shares in the dividend or interest-paying corporation, for at least 16 days during the 31-day period beginning on the date that is 15 days before the ex-dividend date. Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales, or similar instruments is not included. Additionally, a shareholder would not benefit to the extent it or a Fund is obligated (e.g., pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Shareholders who have been passed through foreign tax credits of no more than $300 ($600 in the case of married couples filing jointly) during a tax year may be able to claim the foreign tax credit for these amounts directly on their federal income tax returns without having to file a separate Form 1116.

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Each Fund is required to withhold U.S. tax (at a 30% rate) on taxable dividends, and may in the future be required to withhold U.S. tax on redemption proceeds paid to certain non-U.S. entities that fail to comply (or be deemed compliant) with registration, reporting and/or withholding requirements designed to inform the U.S. Department of Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Funds to determine whether withholding is required.

Any loss arising from the sale or redemption of shares of a Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gains distributions received by the shareholder with respect to such Fund shares. For purposes of determining whether shares of a Fund have been held for six months or less, a shareholder’s holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

Certain U.S. shareholders, including individuals and estates and trusts whose income exceeds certain levels, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax on income and gains from an investment in the Funds.

Pursuant to Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a “reportable transaction.” A transaction may be a “reportable transaction” based upon any of several indicia with respect to a shareholder, including the recognition of a loss in excess of certain thresholds. A significant penalty is imposed on taxpayers who participate in a “reportable transaction” and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible federal, state, or local disclosure obligations with respect to their investment in shares of the Funds.

The Code requires that mutual fund companies report cost basis information to the IRS on Form 1099-B for any sale of mutual fund shares acquired after January 1, 2012 (“Covered Shares”). Under IRS regulations, mutual funds must select a default cost basis calculation method and apply that method to the sale of Covered Shares unless an alternate IRS-approved method is specifically elected in writing by the shareholder. Average Cost, which is the mutual fund industry standard, has been selected as each Fund’s default cost basis calculation method. If a shareholder determines that an IRS-approved cost basis calculation method other than the Fund’s default method of Average Cost is more appropriate, he must contact the Fund at the time of or in advance of the sale of Covered Shares that are to be subject to that alternate election. All Covered Shares purchased in non-retirement accounts are subject to the cost basis reporting legislation. Non-covered shares are mutual fund shares that were acquired prior to the effective date of January 1, 2012. Cost basis information will not be reported to the IRS or shareholder upon the sale of any non-covered mutual fund shares. Non-covered shares will be redeemed first.

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Information set forth in the Prospectuses and this Statement of Additional Information that relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Funds or their shareholders and this description is not intended as a substitute for federal tax planning. In addition, the discussion does not address the state, local or foreign tax consequences of an investment in the Funds. Accordingly, potential shareholders of the Funds are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectuses and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectus and this Statement of Additional Information; these laws and regulations may be changed by legislative or administrative action. This summary does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under federal income tax laws, such as insurance companies and non-U.S. persons.

FINANCIAL STATEMENTS

The financial statements of the Funds for the year ended June 30, 2025 which have been audited by Cohen & Company, Ltd., an independent registered public accounting firm, are incorporated herein by reference to the financial highlights’ information from Form N-CSR of the Trust dated June 30, 2025.

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APPENDIX A: RATINGS DESCRIPTIONS

The long-term global ratings of Moody’s, S&P and Fitch are as follows:

Moody’s Ratings

Aaa – Obligations rated Aaa are judged to be of the highest quality, with minimal risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such, may possess speculative characteristics.

Ba – Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery in principal and interest.

C – Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P Global Ratings

AAA – An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

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BBB – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC and C – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C - An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D - An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

NR – This indicates that a rating has not been assigned or is no longer assigned.

Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

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Fitch Ratings

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business, or financial flexibility exists that supports the servicing of financial commitments.

B – Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC – Substantial credit risk. Very low margin for safety. Default is a real possibility.

CC – Very high levels of credit risk. Default of some kind appears probable.

C – Near default. A default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a “C’ category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b.	the formal announcement by the issuer or its agent of a distressed debt exchange;
c.	a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD – Restricted Default. RD ratings indicate an issuer that in Fitch Ratings’ opinion has experienced:

●	An uncured payment default or distressed debt exchange on a bond, loan, or other material financial obligations, but
●	Has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and
●	Has not overwise ceased operating.
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This would include:

The selective payment default on a specific class or currency of debt:

The uncured expiry of any applicable original grace period, cure period, or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation.

D – Default. D ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, or that has otherwise ceased business and debt is still outstanding.

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APPENDIX B: PROXY VOTING POLICIES AND PROCEDURES

Hussman Investment Trust

and Hussman Strategic Advisors, Inc.

As part of their fiduciary responsibilities, Hussman Investment Trust (the “Trust”) and the Adviser intend to exercise proxy votes concerning matters of corporate governance and business practices at the companies in which the Trust invests. The Trust and the Adviser exercise their voting responsibilities with the goal of maximizing the value of shareholders’ investments, subject to reasonable standards of ethical business conduct by the companies in which the Fund invests.

The Trust’s board of trustees has delegated to the Adviser the responsibility of overseeing voting policies and decisions for the Trust. The Adviser’s proxy voting principles for the Trust are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

General policy for voting proxies

The Adviser will vote proxies in a manner intended to maximize the value of investments to shareholders, subject to reasonable standard of ethical business conduct by the companies in which the Fund invests. The Adviser will attempt to resolve any conflict of interest between shareholder interests and the business interests of the Adviser in the way that will most benefit the shareholders of the Trust.

When voting proxy ballots, the Adviser gives substantial weight to the recommendation of management, in an attempt to give the company broad flexibility to operate as it believes is appropriate. However, the Adviser will consider each issue on its own merits, and the position of a company’s management will not be supported in any situation where the Adviser determines, in its discretion, that such position is not in the best interests of shareholders (for example, dilution of shareholder interests through option grants), or against reasonable standards of ethical conduct.

Proxy voting, absent any unusual circumstances, will be conducted in accordance with the procedures set forth below.

Election of boards of directors

While representation by management on the board of directors of a corporation can be of significant benefit in shaping effective business practices, the Adviser believes that the majority of board members should be independent. In addition, key board committees – particularly audit committees - should be entirely independent.

The Adviser will generally support the election of directors that result in a board made up of a majority of independent directors. The Adviser may support efforts to declassify existing boards, and may block efforts by companies to adopt classified board structures.

Equity-based compensation plans

The Adviser strongly favors cash-based incentive plans such as profit-sharing and performance-linked bonus compensation. In contrast, the Adviser generally views stock and option incentive plans as hostile to the interests of shareholders, dilutive, subject to windfalls unrelated to financial performance, ineffective in enhancing the market value of equities, and poorly suited to increasing the long-term cash flows available to shareholders.

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The Adviser will generally vote against stock and option incentive plans in any form.

The Adviser supports expensing the full value of option grants on an accrual basis (for more information, please see “How and why stock options should be expensed from corporate earnings” on the Research & Insight page of www.hussmanfunds.com).

In contrast to option incentive plans, the Adviser will generally vote in favor of employee stock purchase plans (i.e. availability of stock purchase by employees at a fixed discount to market value). Though the Advisor sees such plans as less effective than EVA plans, they are acceptable as a legitimate employment benefit, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

Corporate and social policy issues

The decision to purchase a given security includes an evaluation of the company’s industry and products, as well as confidence in management to pursue the best interests of the company. While the Adviser does not specifically restrict investments against particular industries such as tobacco, defense, nuclear power or other areas, the Adviser believes that corporate policy should adhere to reasonable standards of social responsibility. Proxy matters in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

The Adviser believes that the marketing to minors of violent media, explicit material, or potentially addictive substances (alcohol, tobacco), or unrestricted availability having similar effect, is unethical and socially irresponsible. The Adviser will generally vote in favor of resolutions to reasonably restrict such practices, provided that the actions required by the resolutions are sufficiently targeted and quantifiable.

The Adviser believes that companies with substantial manufacturing activities in developing countries can substantially limit risks to reputation, reduce legal liability, and enhance financial stability by adopting well-articulated human rights policies. The Adviser will generally vote in favor of adopting such policies, particularly with regard to safety and workplace conditions, provided that they do not include restrictive provisions that unduly limit the ability of the company to operate competitively, or the flexibility of the company to determine the size and compensation of its labor force.

Approval of independent auditors

The Adviser believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, create a risk of impaired independence.

Corporate structure and shareholder rights

The Adviser believes that shareholders should have voting power equal to their equity interest in the company and will generally vote for proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent). The Adviser will generally vote against proposals for a separate class of stock with disparate voting rights.

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The Adviser will generally vote for proposals to subject shareholder rights plans (“poison pills”) to a shareholder vote. In evaluating these plans, the Adviser will be more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions (“chewable pills”) and/or mandatory review by a committee of independent directors at least every three years (so-called “TIDE” provisions).

Conflicts of interest

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where the Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Adviser’s business, and to bring conflicts of interest of which they become aware to the attention of the President and CCO. The Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Audit Committee. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If it is determined that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Audit Committee and the Adviser shall follow the instructions of the Audit Committee. The CCO shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

Proxy voting process

Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion. The Adviser may utilize the services of outside professionals to assist its analysis of voting issues and the actual voting of proxies. Records will be maintained regarding the voting of proxies under these policies and procedures as required by the federal securities laws and applicable rules.

Currently, proxy ballots are received and voted in Broadridge’s online voting platform ProxyEdge. All ballots will be voted in accordance with the Adviser’s proxy voting policies and reviewed by one or more members of the Adviser’s staff. Votes will be maintained in a file which is reconciled at least quarterly to Broadridge’s voting records by the Adviser’s CCO.

Form N-PX Amendments

Effective July 1, 2024 Form 13-F filers are required to file a Form N-PX with the SEC with respect to any say on pay votes that an Adviser would not be reporting separately.

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PART C.	OTHER INFORMATION

Item 28.	Exhibits

(a)	Amended and Restated Agreement and Declaration of Trust - Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1 filed on November 1, 2001

(b)	Bylaws Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 6 filed on September 2, 2005

(c)	Incorporated by reference to Agreement and Declaration of Trust and Bylaws

(d)	(i)	Investment Advisory Agreement with Hussman Strategic Advisors, Inc. on behalf of Hussman Strategic Market Cycle Fund (formerly Hussman Strategic Growth Fund) Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 26 filed on October 28, 2016

(ii)	Investment Advisory Agreement with Hussman Strategic Advisors, Inc. on behalf of Hussman Strategic Total Return Fund Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 15 filed on October 28, 2011

(iii)	Investment Advisory Agreement with Hussman Strategic Advisors, Inc., on behalf of Hussman Strategic Allocation Fund Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 34 filed on October 28, 2019

(e)	Distribution Agreement with Ultimus Fund Distributors, LLC - Filed herewith

(f)	Inapplicable

(g)	Amended and Restated Custody Agreement with US Bank NA – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 40 filed on October 25, 2024

(h)	(i)	Expense Limitation Agreement with Hussman Strategic Advisors, Inc. on behalf of Hussman Strategic Market Cycle Fund - Filed herewith

(ii)	Expense Limitation Agreement with Hussman Strategic Advisors, Inc. on behalf of Hussman Strategic Total Return Fund - Filed herewith

(iii)	Expense Limitation Agreement with Hussman Strategic Advisors, Inc. on behalf of Hussman Strategic Allocation Fund - Filed herewith

(iv)	Amended and Restated Administration Agreement with Ultimus Fund Solutions, LLC - Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 40 filed on October 25, 2024

(v)	Amended and Restated Transfer Agent and Shareholder Services Agreement with Ultimus Fund Solutions, LLC - Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 40 filed on October 25, 2024

(vi)	Amended and Restated Fund Accounting Agreement with Ultimus Fund Solutions, LLC - Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 40 filed on October 25, 2024

(vii)	Compliance Services Consulting Agreement with Northern Lights Compliance Services, as amended - Incorporated herein by reference to Registrant's Post-Effective Amendment No. 39 filed on October 30, 2023

(i)	Legal Opinion with respect to issuance of shares Incorporated herein by reference to Registrant's Post-Effective Amendment No. 34 filed on October 28, 2019.

(j)	Consent of Independent Registered Public Accounting Firm - Filed herewith

(k)	Inapplicable

(l)	Initial Capital Agreement - Incorporated herein by reference to Registrants Pre-Effective Amendment No. 2 filed on July 12, 2000

(m)	Inapplicable

(n)	Inapplicable

(o)	Reserved

(p)	(i)	Code of Ethics of Registrant- Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 40 filed on October 25, 2024

(ii)	Code of Ethics of Hussman Strategic Advisors, Inc. - Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 40 filed on October 25, 2024

(iii)	Code of Ethics of Ultimus Fund Distributors, LLC Incorporated herein by reference to Registrant's Post-Effective Amendment No. 39 Filed on October 30, 2023.

(Other Exhibits)	(i)	Powers of Attorney for John P. Hussman, David C. Anderson and William H. Vanover - Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 39 Filed on October 30, 2023.

Item 29.	Persons Controlled by or Under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.	Indemnification

Article VI of the Registrants Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

Section 6.4 Indemnification of Trustees, Officers, etc. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trusts request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a Covered Person) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Persons office.

Section 6.5 Advances of Expenses. The Trust shall advance attorneys’ fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

Section 6.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, Covered Person shall include such persons heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

The Investment Advisory Agreements with Hussman Strategic Advisors, Inc. (Hussman) provide that Hussman shall not be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith; provided, however, that nothing therein shall be construed to protect Hussman against any liability to the Registrant by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement.

The Distribution Agreement with Ultimus Fund Distributors, LLC (the Distributor) provides that the Distributor, its directors, officers, employees, partners, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Distributors duties or from the reckless disregard by any of such persons of Distributors obligations and duties under the Agreement. Registrant will advance attorney fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

The Registrant maintains a mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant and its Trustees and officers, as well as Hussman. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 31.	Business and Other Connections of the Investment Adviser

Hussman is a registered investment adviser that manages more than $610 million in assets as of June 30, 2025.

The directors and officers of Hussman and any other business profession, vocation or employment of a substantial nature engaged in at any time during the past two years:

●	John P. Hussman President, Treasurer and director of Hussman; President and a Trustee of Registrant
●	Brooke S. Steinau Chief Compliance Officer and Secretary of Hussman; Assistant Treasurer of Registrant

Item 32.	Principal Underwriters

(a)	Ultimus Fund Distributors, LLC (the Distributor), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, also acts as the principal underwriter for the following registered investment companies:

Open-end	Schwartz Investment Trust	Valued Advisers Trust
	Williamsburg Investment Trust	Unified Series Trust
	The Investment House Funds	Papp Investment Trust
	The Cutler Trust	Yorktown Funds
	XD Fund Trust	CM Advisers Family of Funds
	Exchange Place Advisors Trust	Ultimus Managers Trust
	Chesapeake Investment Trust	Conestoga Funds
	Eubel Brady & Suttman Mutual Fund Trust	Bruce Fund, Inc.
	Centaur Mutual Funds Trust	Caldwell & Orkin Funds, Inc.
	Oak Associates Funds	Capitol Series Trust
	Segall Bryant & Hamill Trust	VELA Funds
	Commonwealth International Series Trust	Volumetric Fund
	HC Capital Trust	James Advantage Funds
	RM Opportunity Trust	Waycross Independent Trust
	MSS Series Trust	James Alpha Funds Trust

	Connors Funds	ONEFUND TRUST
	Cantor Select Portfolios Trust	Johnson Mutual Funds Trust
	WesMark Funds	New Age Alpha Funds Trust
	New Age Alpha Variable Funds Trust	Plumb Funds
Closed-end	Peachtree Alternative Strategies Fund	Fairway Private Markets Fund
	Fairway Private Equity & Venture Capital Opportunities Fund	Lind Capital Partners Municipal Credit Income Fund
	83 Investment Group Income Fund	Axxes Private Markets Fund
	Dynamic Alternatives Fund	Cantor Fitzgerald Infrastructure Fund
	Flat Rock Enhanced Income Fund	Beacon Pointe Multi-Alternative Fund
	MidBridge Private Markets Fund	Flat Rock Core Income Fund
	Booster Income Opportunities Launch	Flat Rock Opportunity Fund
	CAZ Strategic Opportunities Fund	One Ascent Capital Opportunities Fund
	Private Debt & Income Fund	Prospect Enhanced Yield Fund

(b)	The following list sets forth the directors and executive officers of the Distributor.

Name	Position with Distributor	Position with Registrant
Kevin M. Guerette	President	None
Stephen L. Preston	Vice President, Chief Compliance Officer and AML Compliance Officer	None
Melvin Van Cleave	Vice President, Chief Technology Officer and Chief Information Security Officer	None
Douglas K. Jones	Vice President	None

The address of all of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

(c)	Inapplicable

Item 33.	Location of Accounts and Records

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at the principal executive offices of its administrator, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or its investment adviser, Hussman Strategic Advisors, Inc., 6021 University Boulevard, Suite 490, Ellicott City, Maryland 21043. Certain records, including records relating to the possession of Registrants securities, may be maintained at the offices of Registrants’ custodian, US Bank NA, 425 Walnut Street, Cincinnati, Ohio 45202.

Item 34.	Management Services Not Discussed in Parts A or B

Inapplicable

Item 35.	Undertakings

Inapplicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Ellicott City and State of Maryland, on the 24th day of October, 2025.

HUSSMAN INVESTMENT TRUST

By:	/s/ John P. Hussman
John P. Hussman
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ John P. Hussman	Trustee and President	October 24, 2025
John P. Hussman	(Principal Executive Officer)

/s/ Angela A. Simmons	Treasurer	October 24, 2025
Angela A. Simmons	(Principal Financial Officer)

/s/ David C. Anderson	Trustee*
David C. Anderson

/s/ William H. Vanover	Trustee*
William H. Vanover

/s/ David James
David James
Attorney-in-fact*
October 24, 2025

INDEX TO EXHIBITS

28(e)	Distribution Agreement with Ultimus Fund Distributors, LLC
28(h)(i)	Expense Limitation Agreement with Hussman Strategic Advisors, Inc. on behalf of Hussman Strategic Market Cycle Fund
28(h)(ii)	Expense Limitation Agreement with Hussman Strategic Advisors, Inc. on behalf of Hussman Strategic Total Return Fund
28(h)(iii)	Expense Limitation Agreement with Hussman Strategic Advisors, Inc. on behalf of Hussman Strategic Allocation Fund
28(j)	Consent of Independent Registered Public Accounting Firm